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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-10395

                          Pioneer Series Trust VII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2010 through October 31, 2011


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer Global Aggregate Bond Fund
--------------------------------------------------------------------------------
Annual Report | October 31, 2011
--------------------------------------------------------------------------------


Ticker Symbols:
Class A   PGABX
Class C   PGCBX
Class Y   PGYBX




[LOGO]PIONEER
      Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents


Letter to Shareowners                                         2
Portfolio Management Discussion                               4
Portfolio Summary                                             9
Prices and Distributions                                     10
Performance Update                                           11
Comparing Ongoing Fund Expenses                              14
Schedule of Investments                                      16
Financial Statements                                         39
Notes to Financial Statements                                46
Report of Independent Registered Public Accounting Firm      56
Trustees, Officers and Service Providers                     58


              Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11    1

President's Letter

Dear Shareowner,

During the first three quarters of 2011, the U.S. economy struggled to gain solid footing. The economy went through a soft patch in the first half, and the second half, so far, has been highlighted by the U.S. government's battle over the debt ceiling and Standard & Poor's downgrade of the U.S. Treasury's credit rating from the top rating of "AAA" for the first time in history. After rallying nicely in the first half, U.S. equity markets reacted sharply this summer to the political stalemate and the downgrade. There has been continued pressure on equities due to concerns about the growing European sovereign-debt crisis and its potential impact on the global economy.

Despite legitimate reasons for concern, we believe there are also reasons for optimism that the U.S. economy will continue to exhibit modest growth and is not headed into a severe recession. Corporations continue to post solid earnings and, for the most part, are maintaining their positive earnings outlooks. They also have strong balance sheets with improved net leverage and high cash levels. Auto production has rebounded following the Japanese supply-chain interruptions caused by the earthquake and tsunami last spring. Retail sales growth year-over-year has remained steady despite low consumer confidence. And despite high unemployment in the U.S., private sector employment has grown consistently, albeit modestly, since February 2010. There are certainly risks to our outlook, including possible contagion from the European sovereign-debt and banking crisis, the fiscal drag from federal and state budget cuts in the U.S., as well as potential "negative feedback loops" from capital-market volatility. But broadly speaking, we think the subpar economic recovery is consistent with recoveries from other "balance sheet"-caused recessions.

The difficult recovery process has been accompanied by wide market swings. While this is a challenging environment, our investment professionals continue to focus on finding good opportunities to invest in both equity and bond markets using the same disciplined approach Pioneer has used since 1928. Our approach is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.


2    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


              Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11    3

Portfolio Management Discussion | 10/31/11

Global fixed-income investments generally delivered positive results for the 12 months ended October 31, 2011, despite significant changes and even turmoil in the market environment. Over the period, investors weighed the sometimes competing effects of persistent growth trends and rising concerns about the credit-worthiness of some European sovereign bonds. In the following interview, Charles Melchreit discusses the performance of Pioneer Global Aggregate Bond Fund during the 12 months ended October 31, 2011. Mr. Melchreit, vice president and portfolio manager at Pioneer, is responsible for the daily management of the Fund, along with Mr. Tanguy Le Saout, Head of Government Bond and Value-at-Risk Portfolios for Pioneer in Europe.

Q  How did the Fund perform over the 12 months ended October 31, 2011?

A Pioneer Global Aggregate Bond Fund Class A shares returned 3.22% at net asset value over the 12 months ended October 31, 2011, while the Fund's benchmark, the Barclays Capital Global Aggregate Bond Index (the Barclays Index), returned 4.07%. Over the same period, the average total return of the 167 mutual funds in Lipper's Global Income Funds category was 2.41%. At the end of the period, on October 31, 2011, the 30-day standardized SEC yield of the Fund's Class A shares was 2.62% with fees waived, and 1.99% without fees waived.

Q What was the investment environment like for fixed-income securities over the 12 months ended October 31, 2011?

A Over the first six months of the period, the improving global economy led to solid performance by credit-sensitive securities, including corporate bonds and commercial mortgage-backed and asset-backed securities. The environment shifted, however, during the final six months of the period as investors grew more averse to credit risk and to any exposure to the sovereign-debt problems of some European nations, particularly Greece and Italy. As the countries struggled with their national debt and appealed for assistance for some type of financial relief, investors began realizing that sovereign-debt investments were not risk-free. At the same time, political disagreements in the United States about fiscal and monetary policies raised worries about the ability of government leaders in the U.S. to make decisions about economic issues. The worries increased sharply in the summer of 2011 when Congress and the Obama administration staged a contentious debate over raising the nation's debt ceiling. Almost immediately following the debate, the Standard & Poor's (S&P) rating agency lowered the AAA rating of U.S. Treasury securities for the first time since one of S&P's predecessor firms assigned the AAA rating to the U.S. in


4    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11

   1917. In reaction, investor confidence in the health of the economy fell, causing a general flight to perceived quality and away from credit risk. Almost paradoxically, despite the ratings downgrade by S&P, U.S. Treasuries outperformed during the investor flight to quality and away from credit risk.

Q How did the Fund's positioning affect its performance relative to the benchmark Barclays Index in the changing investment environment characterizing the 12 months ended October 31, 2011?

A In the first half of the Fund's fiscal year, overweighted positions in corporate bonds and other credit-sensitive securities, combined with an underweighting of U.S. Treasuries, resulted in solid relative performance. In the second half of the period, however, the Fund's benchmark-relative performance was held back by our emphasis on the credit sectors and a portfolio underweighting of the perceived safest government bonds--those of the United States and Germany. The global flight to quality during the period also resulted in the appreciation of the Japanese yen, and the Fund's low exposure to that currency also detracted from benchmark-relative results. However, the Fund's lack of any exposure to Greece and its low exposure to Italy tended to help relative performance, although one of the Fund's Italian government bond holdings actually gained ground amid the turmoil.

Q How did the Fund's currency positioning affect its performance over the 12 months ended October 31, 2011?

A Currency often is the major performance driver of investments in global investment-grade securities. Over the 12-month period ended October 31, 2011, global currency markets were particularly volatile. Throughout the period, we maintained an overweighted portfolio position in the U.S. dollar
   (USD). The USD positioning tended to hurt the Fund's relative performance when the dollar declined in value compared with major foreign currencies in the first half of the Fund's fiscal year. But the focus on the USD in the portfolio tended to support performance in the final six months of the Fund's fiscal year as the dollar gained against the euro and many emerging market currencies. In addition, performance was also helped by the Fund's exposure to commodity-linked currencies, such as those of Canada, Australia and Norway.

Q How did the Fund's exposure to interest-rate changes affect its performance over the 12 months ended October 31, 2011?

A Overall, the Fund's duration positioning generated mixed results over the 12-month period, helping performance in the first half of the Fund's fiscal year and detracting from performance in the second half. Because we were concerned that interest rates would begin to rise and thus cut into the value


              Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11    5
   of longer-maturity, high-quality bonds, we maintained a generally shorter duration in the Fund's portfolio than that of the Barclays Index benchmark throughout the full 12-month period. (Duration is a measure of a portfolio's price sensitivity to changes in interest rates.)

   As noted previously, the shorter duration positioning helped the Fund's performance in the first half of the fiscal year, but did not help in the second half of the year when rising concerns about inflation led to stronger performance from longer-maturity government securities of the United Kingdom, Germany and Canada, where central banks tightened monetary policy and raised short-term rates. Those negative effects were partially offset by the fact that the Fund had a somewhat longer duration positioning in U.S. Treasuries, which tended to rally during the general flight to quality in the second half of the Fund's fiscal year.

Q How did sector positioning affect the Fund's performance over the 12 months ended October 31, 2011?

A The Fund's overall underweight positioning in sovereign government bonds helped support results, especially given the lack of portfolio exposure to any Greek government bonds and limited exposure to the bonds of Portugal, Spain and Italy. We added positions in Irish government bonds during the final six months of the period, and that also supported relative performance as the market reacted favorably to the Irish government's financial reform measures. Holding back results, however, was our decision to invest the Fund in some higher-quality emerging market sovereigns, notably bonds of Indonesia and Singapore. The bonds underperformed when emerging markets fell out of favor in the closing months of the 12-month period.

   The Fund's very low exposure to high-yield corporate bonds helped performance as the sector performed poorly over the second half of the annual reporting period. Just 5.3% of the Fund's net assets were invested in domestic high-yield bonds at the end of the period on October 31, 2011.

   Among the Fund's investment-grade holdings, an overweight position in industrial bonds, combined with good security selection in the group, supported results, as did a slight overweight and good security selection in the utilities sector. The Fund's significant overweight in the financials sector was a major performance booster, especially when combined with good security selection in the group. Our decision to avoid European banks helped protect the Fund from the market's severe reaction to the European sovereign-debt problems. Lastly, although the Fund's underweighted position in government agency mortgages served as a drag on performance, those effects were offset by the positive contributions from out-of-benchmark investments in commercial mortgage-backed securities.

6    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11

Q  What is your investment outlook?

A We expect the global economic recovery to continue, despite recent problems, and we anticipate maintaining an emphasis on credit-sensitive securities in the Fund--including investment-grade corporate bonds--in the coming months. Despite our general view, we believe Europe may fall into recession and we continue to underweight the portfolio in the euro. We think Europe's problems are more the result of dysfunctional politics than underlying economic problems. In searching for investment opportunities for the Fund in Europe, we expect to maintain our focus on countries whose economies are less dependent on the euro currency, such as the Scandinavian countries, and the United Kingdom and Poland.

   Although the tightening monetary policies of the Chinese government have raised concerns about a downturn in that country, which would have a major impact on the global economy, we believe Chinese authorities have shown a willingness to change direction if their economy appears to be weakening too much. Outside China, we favor investments in Asian countries such as Indonesia, which in general have stronger balance sheets than most European nations and have been successful in developing sustainable domestic markets. Despite the volatility that seems to be inherent in emerging markets, we think the better-quality emerging Asian economies are becoming increasingly reliable places in which to invest.

   We are watching interest-rate trends carefully. The U.S. Federal Reserve Board has signaled its intention to keep short-term rates low for the foreseeable future, but we think longer-term rates eventually should start to rise over time. The situation in Europe is changing, as the European Central Bank recently has shown a new willingness to reduce interest rates in response to threats of an impending recession.

Please refer to the Schedule of Investments on pages 16-38 for a full listing of Fund securities.


              Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11    7

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

Investments in high yield or lower-rated securities are subject to greater-than-average risk.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.


8    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11

Portfolio Summary | 10/31/11

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Foreign Government Bonds                                                   35.0%
Corporate Bonds                                                            24.2%
U.S. Government Securities                                                 16.7%
Collateralized Mortgage Obligations                                        15.6%
Asset Backed Securities                                                     4.0%
Municipal Bonds                                                             2.7%
Convertible Corporate Bonds                                                 1.2%
Preferred Stocks                                                            0.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*


 1.    Fannie Mae, 5.0%, 7/1/40                              3.72%
--------------------------------------------------------------------------------
 2.    U.S. Treasury Notes, 0.0%, 12/1/11                    3.54
--------------------------------------------------------------------------------
 3.    Indonesia Treasury Bond, 7.375%, 9/15/16              2.15
--------------------------------------------------------------------------------
 4.    Japan Government 5-Yr, 1.2%, 3/20/12                  2.14
--------------------------------------------------------------------------------
 5.    Canadian Treasury Bill, 0.0%, 11/10/11                2.14
--------------------------------------------------------------------------------
 6.    U.S. Treasury Notes, 4.75%, 2/15/41                   1.61
--------------------------------------------------------------------------------
 7.    Japan Government Two Year Bond, 0.2%, 8/15/13         1.59
--------------------------------------------------------------------------------
 8.    Poland Government Bond, 5.25%, 10/25/17               1.57
--------------------------------------------------------------------------------
 9.    Japan Government 10-Yr, 1.7%, 9/20/16                 1.45
--------------------------------------------------------------------------------
10.    Government of Sweden, 5.5%, 10/8/12                   1.39
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


              Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11    9

Prices and Distributions | 10/31/11

Net Asset Value per Share
--------------------------------------------------------------------------------

      Class        10/31/11           10/31/10
       A           $ 11.22            $ 11.19
--------------------------------------------------------------------------------
       C           $ 11.23            $ 11.19
--------------------------------------------------------------------------------
       Y           $ 11.30            $ 11.22
--------------------------------------------------------------------------------

Distributions per Share: 11/1/10-10/31/11
--------------------------------------------------------------------------------

                 Net Investment       Short-Term            Long-Term
      Class          Income          Capital Gains        Capital Gains
      A             $0.3220              $ --                 $ --
--------------------------------------------------------------------------------
      C             $0.2230              $ --                 $ --
--------------------------------------------------------------------------------
      Y             $0.3212              $ --                 $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed-income markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 11-13.


10    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11

Performance Update | 10/31/11                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Aggregate Bond Fund at public offering price, compared to that of the Barclays Capital Global Aggregate Bond Index.

Average Annual Total Returns
(As of October 31, 2011)
--------------------------------------------------------------------
                                      Net Asset     Public Offering
Period                                Value (NAV)   Price (POP)
--------------------------------------------------------------------
Life-of-Class
(12/28/07)                            6.53%           5.27%
1 Year                                3.22           -1.45
--------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2011)
--------------------------------------------------------------------
                                      Gross           Net
--------------------------------------------------------------------
                                      2.35%           1.00%
--------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Global                 Barclays Capital
                Aggregate Bond Fund        Global Aggregate Bond Index
                -------------------        ---------------------------
12/07                  9,550                         10,000
10/08                  9,100                          9,589
10/09                 11,064                         11,354
10/10                 11,861                         12,136
10/11                 12,243                         12,631

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/13 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11    11

Performance Update | 10/31/11                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Aggregate Bond Fund, compared to that of the Barclays Capital Global Aggregate Bond Index.

Average Annual Total Returns
(As of October 31, 2011)
--------------------------------------------------------------
                                        If           If
Period                                  Held         Redeemed
--------------------------------------------------------------
Life-of-Class
(12/28/07)                              5.66%        5.66%
1 Year                                  2.39         2.39
--------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2011)
--------------------------------------------------------------
                                        Gross        Net
--------------------------------------------------------------
                                        3.00%        1.90%
--------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Global                 Barclays Capital
                Aggregate Bond Fund        Global Aggregate Bond Index
                -------------------        ---------------------------
12/07                 10,000                         10,000
10/08                  9,452                          9,589
10/09                 11,395                         11,354
10/10                 12,130                         12,136
10/11                 12,420                         12,631

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/13 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11

Performance Update| 10/31/11                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Global Aggregate Bond Fund, compared to that of the Barclays Capital Global Aggregate Bond Index.

Average Annual Total Returns
(As of October 31, 2011)
--------------------------------------------------------------
                                        If           If
Period                                  Held         Redeemed
--------------------------------------------------------------
Life-of-Class
(12/28/07)                              6.77%        6.77%
1 Year                                  3.66         3.66
--------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2011)
--------------------------------------------------------------
                                        Gross        Net
--------------------------------------------------------------
                                        1.86%        1.86%
--------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                   Pioneer Global                 Barclays Capital
                Aggregate Bond Fund        Global Aggregate Bond Index
                -------------------        ---------------------------
12/07                 5,000,000                     5,000,000
10/08                 4,767,893                     4,794,284
10/09                 5,801,982                     5,677,007
10/10                 6,235,980                     6,068,023
10/11                 6,464,208                     6,315,276

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11    13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Aggregate Bond Fund

Based on actual returns from May 1, 2011, through October 31, 2011.

--------------------------------------------------------------------------------
 Share Class                            A               C               Y
--------------------------------------------------------------------------------
 Beginning Account Value            $1,000.00       $1,000.00       $1,000.00
 on 5/1/11
--------------------------------------------------------------------------------
 Ending Account Value               $1,008.50       $1,004.02       $1,012.70
 (after expenses) on 10/31/11
--------------------------------------------------------------------------------
 Expenses Paid During Period*           $5.06           $9.60           $4.16
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, 1.90%, and 0.82% for Class A, Class C, and Class Y shares respectively, multiplied by the average account value over the period, multiplied by 184/365.


14    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Aggregate Bond Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from May 1, 2011, through October 31, 2011.

--------------------------------------------------------------------------------
 Share Class                            A               C               Y
--------------------------------------------------------------------------------
 Beginning Account Value            $1,000.00       $1,000.00       $1,000.00
 on 5/1/11
--------------------------------------------------------------------------------
 Ending Account Value               $1,020.16       $1,015.63       $1,021.07
 (after expenses) on 10/31/11
--------------------------------------------------------------------------------
 Expenses Paid During Period*           $5.09           $9.65           $4.18
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, 1.90%, and 0.82% for Class A, Class C, and Class Y shares respectively, multiplied by the average account value over the period, multiplied by 184/365.


             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11    15

Schedule of Investments | 10/31/11

------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                 Value
------------------------------------------------------------------------------------------------------
                                              CONVERTIBLE CORPORATE BONDS -- 1.2%
                                              ENERGY -- 0.1%
                                              Coal & Consumable Fuels -- 0.1%
     20,000                      BB-/NR       Massey Energy Co., 3.25%, 8/1/15             $    18,625
                                                                                           -----------
                                              Total Energy                                 $    18,625
------------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 0.4%
                                              Construction & Farm Machinery &
                                              Heavy Trucks -- 0.3%
     75,000                       B/B1        Navistar International Corp., 3.0%,
                                              10/15/14                                     $    84,000
------------------------------------------------------------------------------------------------------
                                              Electrical Component & Equipment -- 0.1%
     56,000                       B/B2        General Cable Corp., 4.5%, 11/15/29          $    57,260
                                                                                           -----------
                                              Total Capital Goods                          $   141,260
------------------------------------------------------------------------------------------------------
                                              HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                                              Health Care Equipment -- 0.3%
     75,000                      BB+/NR       Hologic, Inc., 2.0%, 12/15/37                $    79,594
                                                                                           -----------
                                              Total Health Care Equipment & Services       $    79,594
------------------------------------------------------------------------------------------------------
                                              SEMICONDUCTORS -- 0.4%
                                              Semiconductor Equipment -- 0.3%
     75,000                     BB+/Baa1      Lam Research Corp., 1.25%, 5/15/18           $    74,156
------------------------------------------------------------------------------------------------------
                                              Semiconductors -- 0.1%
     35,000                       A-/NR       Intel Corp., 2.95%, 12/15/35                 $    37,538
                                                                                           -----------
                                              Total Semiconductors                         $   111,694
------------------------------------------------------------------------------------------------------
                                              TOTAL CONVERTIBLE CORPORATE BONDS
                                              (Cost $336,586)                              $   351,173
------------------------------------------------------------------------------------------------------
 Shares
------------------------------------------------------------------------------------------------------
                                              PREFERRED STOCKS -- 0.6%
                                              BANKS -- 0.2%
                                              Diversified Banks -- 0.2%
         50                                   Wells Fargo & Co., 7.5%, 12/31/49            $    52,800
                                                                                           -----------
                                              Total Banks                                  $    52,800
------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.4%
                                              Diversified Financial Services -- 0.4%
      4,550                                   Citigroup Capital XIII, 7.875%, 10/30/40     $   122,532
                                                                                           -----------
                                              Total Diversified Financials                 $   122,532
------------------------------------------------------------------------------------------------------
                                              TOTAL PREFERRED STOCKS
                                              (Cost $169,247)                              $   175,332
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11

--------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                   Value
--------------------------------------------------------------------------------------------------------
                                               ASSET BACKED SECURITIES -- 3.8%
                                               AUTOMOBILES & COMPONENTS -- 0.6%
                                               Auto Parts & Equipment -- 0.5%
    150,000                      AAA/NR        Ford Auto Securitization, 2.431%,
                                               11/17/14                                      $   152,030
--------------------------------------------------------------------------------------------------------
                                               Automobile Manufacturers -- 0.1%
     20,000                      NR/Aa1        Santander Drive Auto Receivables Trust,
                                               2.44%, 1/15/16                                $    20,060
                                                                                             -----------
                                               Total Automobiles & Components                $   172,090
--------------------------------------------------------------------------------------------------------
                                               RETAILING -- 0.3%
                                               Automotive Retail -- 0.3%
     55,199                      AAA/Aaa       E-Carat, 2.539%, 10/18/18                     $    76,784
     14,288                      AAA/NR        Volkswagen Car Lease, 2.343%, 8/21/15              19,930
                                                                                             -----------
                                                                                             $    96,714
                                                                                             -----------
                                               Total Retailing                               $    96,714
--------------------------------------------------------------------------------------------------------
                                               BANKS -- 1.4%
                                               Diversified Banks -- 0.1%
     16,086           0.35       AAA/Aa1       Wells Fargo Home Equity, Floating Rate
                                               Note, 4/25/37                                 $    15,514
--------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- 1.3%
     57,034                      AAA/Aaa       AUTO ABS, 2.436%, 5/18/18                     $    79,406
     29,085                       NR/A1        Bombardier Capital Mortgage
                                               Securitization Corp., 6.65%, 4/15/28               30,571
      4,956                     BBB/Baa3       Citigroup Mortgage Loans, 0.34606%,
                                               1/25/37                                             4,815
     39,653           0.74       BBB/Ba1       Countrywide Asset Backed Certificates,
                                               Floating Rate Note, 10/25/35                       38,281
     19,903           0.63      AAA/Baa2       Countrywide Asset-Backed Certificates,
                                               Floating Rate Note, 1/25/36                        18,813
     30,284           5.07       AAA/B2        Countrywide Asset-Backed Certificates,
                                               Floating Rate Note, 12/25/35                       27,347
     37,750                     BBB/Baa3       Countrywide Home Equity Loan Trust,
                                               0.5371%, 11/15/28                                  35,695
      1,510           5.56       AAA/A2        CRMSI 2006-2 A3, Floating Rate Note,
                                               9/25/36                                             1,506
     50,000                      AAA/Aa2       First NLC Trust, 0.74719%, 9/25/35                 46,828
      7,373           0.69        A/A2         GSAMP Trust, Floating Rate Note,
                                               3/25/35                                             6,946
      6,574           0.64       AAA/Aa1       GSAMP Trust, Floating Rate Note,
                                               9/25/35                                             6,387
      3,917           0.32        B/Ba3        Morgan Stanley ABS Capital, Inc., Floating
                                               Rate Note, 12/25/36                                 3,701
        241           1.45       A-/Caa2       Morgan Stanley Ixis Real Estate, Floating
                                               Rate Note, 11/25/36                                    71

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11    17

--------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                   Value
--------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- (continued)
     37,162           0.45       AAA/Aa3       Option One Mortgage Loan Trust, Floating
                                               Rate Note, 11/25/35                           $    33,864
     19,222           5.91       AA/Aa2        Origen Manufactured Housing, Floating
                                               Rate Note, 1/15/35                                 20,779
     20,000           0.67       AA+/A3        RASC 2005-KS7 M1, Floating Rate Note,
                                               8/25/35                                            18,907
                                                                                             -----------
                                                                                             $   373,917
                                                                                             -----------
                                               Total Banks                                   $   389,431
--------------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 0.9%
                                               Consumer Finance -- 0.3%
     50,000                      AAA/Aaa       Chester Asset Receivables Dealings,
                                               0.99338%, 4/15/16                             $    78,837
--------------------------------------------------------------------------------------------------------
                                               Diversified Financial Services -- 0.5%
     62,260           1.37       AA-/Aaa       Cars Alliance Funding, Floating Rate Note,
                                               10/25/20                                      $    86,556
      8,169                       AA/NR        DT Auto Owner Trust, 5.92%, 10/15/15                8,370
     14,122                      NR/Aaa        Edelweiss Auto Funding, Ltd., 1.317%,
                                               1/11/14                                            19,516
     50,000           0.71       AA-/A3        Long Beach Mortgage Loan Trust, Floating
                                               Rate Note, 4/25/35                                 43,574
                                                                                             -----------
                                                                                             $   158,016
--------------------------------------------------------------------------------------------------------
                                               Specialized Finance -- 0.1%
     29,828           5.32       NR/Baa1       Irwin Home Equity Corp., Floating Rate
                                               Note, 6/25/35                                 $    28,138
      9,559           0.57       AAA/Aaa       New Century Home Equity Loan, Floating
                                               Rate Note, 3/25/35                                  8,344
                                                                                             -----------
                                                                                             $    36,482
                                                                                             -----------
                                               Total Diversified Financials                  $   273,335
--------------------------------------------------------------------------------------------------------
                                               REAL ESTATE -- 0.4%
                                               Mortgage Real Estate Investment Trust -- 0.4%
     25,000                       A+/NR        FREMF Mortgage Trust, 4.437%,
                                               11/25/17                                      $    23,190
     25,000                       NR/A3        FREMF Mortgage Trust, 4.77055%,
                                               4/25/44                                            24,858
     50,000                       A-/A3        FREMF Mortgage Trust, 4.8868%,
                                               7/25/44                                            45,299
     45,000                       NR/NR        FREMF Mortgage Trust, 5.163344%,
                                               9/25/45                                            41,848
                                                                                             -----------
                                                                                             $   135,195
                                                                                             -----------
                                               Total Real Estate                             $   135,195
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------
                                              GOVERNMENT -- 0.2%
   50,000                       AAA/Aaa       FHR 3211 PB, 5.5%, 2/15/33                    $    52,276
                                                                                            -----------
                                              Total Government                              $    52,276
-------------------------------------------------------------------------------------------------------
                                              TOTAL ASSET BACKED SECURITIES
                                              (Cost $1,125,987)                             $ 1,119,041
-------------------------------------------------------------------------------------------------------
                                              COLLATERALIZED MORTGAGE
                                              OBLIGATIONS -- 14.8%
                                              BANKS -- 9.8%
                                              Thrifts & Mortgage Finance -- 9.8%
   25,959                       NR/Ba2        Bank of America Alternative Loan Trust,
                                              5.0%, 7/25/19                                 $    26,284
   21,092                       NR/Baa3       Bank of America Alternative Loan Trust,
                                              6.0%, 3/25/34                                      21,615
   28,016      0.66              NR/A1        Bank of America Alternative Loan Trust,
                                              Floating Rate Note, 12/25/33                       26,551
   34,234                       AAA/Aa3       Bank of America Alternative Loan Trust,
                                              5.75%, 4/25/33                                     35,833
   84,217                       NR/Baa2       Bank of America Alternative Loan Trust,
                                              5.5%, 9/25/33                                      86,668
   45,762                        B-/NR        Bank of America Funding Corp., 5.5%,
                                              1/25/36                                            44,665
  172,905                       AAA/A1        Bayview Commercial Asset Trust,
                                              2.65868%, 7/25/37                                  14,040
  109,026                        AA/A3        Bayview Commercial Asset Trust,
                                              2.83149%, 9/25/37                                   9,540
  100,000                       AAA/Aaa       Beluga Master Issuer BV, 1.181%,
                                              4/28/99                                           138,133
   36,248                       NR/Baa1       Citigroup Mortgage Loan, 6.75%,
                                              8/25/34                                            38,507
   48,314                       AAA/Ba1       Countrywide Alternative Loan Trust, 4.25%,
                                              4/25/34                                            46,986
   12,474                       AAA/B2        Countrywide Alternative Loan Trust, 5.5%,
                                              1/25/35                                            12,628
   21,490                       AAA/NR        Countrywide Alternative Loan Trust, 5.5%,
                                              8/25/34                                            20,147
   16,164                       AAA/Ba2       Countrywide Alternative Loan Trust, 5.5%,
                                              4/25/34                                            16,491
   22,709      0.67             AAA/NR        Countrywide Alternative Loan Trust,
                                              Floating Rate Note, 8/25/18                        21,562
  105,000                      AAA/Baa2       Countrywide Alternative Loan Trust, 5.0%,
                                              7/25/19                                           106,142
   30,937                      AAA/Baa3       Countrywide Home Loan Mortgage Pass
                                              Through Trust, 4.867257%, 12/25/33                 27,693
   58,055                       NR/Aaa        Darrowby Plc, 2.3373%, 12/20/43                    93,613
1,400,000                      BBB/Baa2       Extended Stay America Trust, 1.165%,
                                              1/5/16                                             18,575

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11    19

-------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- (continued)
    17,449                       CCC/NR       First Horizon Asset Securities, Inc., 6.0%,
                                              5/25/36                                        $   16,097
    50,000                       NR/Aaa       GS Mortgage Securities Corp., II, 5.56%,
                                              11/10/39                                           54,071
    14,707                       AAA/Aaa      GS Mortgage Securities Corp., II, 7.12%,
                                              11/18/29                                           15,207
   105,197                       AAA/NR       GSR Mortgage Loan Trust, 2.5125%,
                                              8/25/33                                            95,193
   100,000                      BBB+/Baa1     JPMorgan Chase Commercial Mortgage
                                              Securities Corp., 4.65%, 7/15/28                   97,710
    62,320                       NR/Ba1       JPMorgan Chase Commercial Mortgage
                                              Securities Corp., 0.5465%, 11/15/18                54,672
    35,000                       NR/Aaa       JPMorgan Chase Commercial Mortgage
                                              Securities Corp., 4.1712%, 8/15/46                 36,379
    41,447                      AAA/Baa2      JPMorgan Mortgage Trust, 4.479228%,
                                              2/25/35                                            41,017
    15,000                       AAA/Aaa      JPMCC 2002-C3 B, 5.146%, 7/12/35                   15,262
    21,498     4.91              AAA/A2       JPMMT 2004-A1 3A1, Floating Rate Note,
                                              2/25/34                                            21,587
    23,564                       AAA/Ba2      JPMMT 2004-S1 2A1, 6.0%, 9/25/34                   24,032
    34,000                       BBB+/NR      LB-UBS Commercial Mortgage, 5.616%,
                                              10/15/35                                           32,880
    17,976                       AAA/Aaa      Lehman Brothers Small Balance
                                              Commercial, 5.41%, 12/25/36                        17,713
    24,309                       AAA/NR       Master Alternative Loans Trust, 5.5%,
                                              2/25/35                                            24,914
    14,891                       AAA/NR       Master Alternative Loans Trust, 4.5%,
                                              1/25/15                                            14,878
    12,122                        AA/NR       Master Alternative Loans Trust, 5.5%,
                                              10/25/19                                           12,420
    62,376                       AAA/AAA      Master Alternative Loans Trust, 6.0%,
                                              7/25/34                                            61,900
    94,990     6.76               A-/NR       Master Seasoned Securities Trust, Floating
                                              Rate Note, 9/25/32                                 99,413
     6,410                       AAA/Aaa      Merrill Lynch Mortgage Trust, 4.556%,
                                              6/12/43                                             6,462
    28,615                      AAA/Baa2      MLCC Mortgage Investors, Inc.,
                                              0.48344%, 3/25/30                                  23,843
    16,179     0.45             AAA/Baa2      MLCC Mortgage Investors, Inc., Floating
                                              Rate Note, 4/25/29                                 13,935
   100,000                        NR/NR       Morgan Stanley Remic Trust, 5.0%,
                                              11/26/36                                           96,740
   128,795                       AAA/NR       Paragon Secured Finance Plc, 1.1375%,
                                              11/15/35                                          186,731
     9,342                        BB/B2       RAAC Series, 6.0%, 1/25/32                          9,497

The accompanying notes are an integral part of these financial statements.

20    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11

-----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                  Value
-----------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- (continued)
   106,894                      AAA/A1        Rams Mortgage Securities Pty, Ltd.,
                                              5.7133%, 7/21/35                            $   103,684
    24,766                       B/NR         Residential Asset Securitization Trust,
                                              5.5%, 7/25/35                                    22,764
    40,708                      AA+/NR        Residential Asset Securitization Trust,
                                              5.75%, 12/25/34                                  41,582
    24,958                       A+/NR        Residential Asset Securitization Trust,
                                              5.5%, 2/25/35                                    25,290
    26,145           0.43       AAA/Ba3       Sequoia Mortgage Trust, Floating Rate
                                              Note, 3/20/35                                    20,425
    97,360                       NR/NR        Sequoia Mortgage Trust, 3.9%, 9/25/41            97,349
    68,319                      AAA/A3        Structured Asset Securities Corp.,
                                              2.6671%, 10/25/33                                60,660
    50,000                      AAA/Aa1       TSTAR 2006-1A A, 5.668%, 10/15/36                55,719
 5,786,358           0.01       AAA/Aaa       Wachovia Bank Commercial Mortgage
                                              Trust, Floating Rate Note, 6/15/45                5,485
     3,433                       CC/NR        WaMu Mortgage Pass-Through Certificates,
                                              4.82069%, 9/25/35                                 3,345
    75,467                     AAA/Baa3       WaMu Mortgage Pass-Through Certificates,
                                              2.578211%, 6/25/34                               72,998
    81,260                       AA/NR        WaMu Mortgage Pass-Through Certificates,
                                              2.73272%, 1/25/35                                74,711
    94,174                      NR/Aaa        Wells Fargo Commercial Mortgage Trust,
                                              3.349%, 10/15/57                                 97,981
    50,000                      BBB/NR        Wells Fargo Commercial Mortgage Trust,
                                              5.914%, 7/5/16                                   49,519
    19,579                      BB-/B1        Wells Fargo Mortgage Backed Securities,
                                              5.5%, 10/25/35                                   19,361
     8,053           5.62        B-/NR        Wells Fargo Mortgage Backed Securities,
                                              Floating Rate Note, 4/25/36                       7,818
    27,400                      AAA/A1        Wells Fargo Mortgage Backed Securities,
                                              5.0%, 11/25/36                                   27,656
    66,355           2.74       NR/Ba3        Wells Fargo Mortgage Backed Securities,
                                              Floating Rate Note, 1/25/35                      58,282
    23,269           2.71       BBB-/B1       Wells Fargo Mortgage Backed Securities,
                                              Floating Rate Note, 10/25/35                     21,513
    19,050                      AAA/Ba2       Wells Fargo Mortgage Backed Securities
                                              Trust, 4.75%, 12/25/18                           19,655
    53,405                       NR/B1        Wells Fargo Mortgage Backed Securities
                                              Trust, 5.75%, 3/25/36                            51,662
    85,892                      CCC/B1        Wells Fargo Mortgage Backed Securities
                                              Trust, 6.0%, 8/25/36                             85,153
                                                                                          -----------
                                                                                          $ 2,900,838
                                                                                          -----------
                                              Total Banks                                 $ 2,900,838
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11    21

------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 4.8%
                                              Diversified Financial Services -- 2.4%
    20,784                       A+/NR        Bank of America Mortgage Securities,
                                              5.5%, 11/25/34                               $    21,662
    32,293                      AAA/NR        Bank of America Mortgage Securities,
                                              5.75%, 1/25/35                                    33,021
    17,076           2.75       AAA/Aaa       Bank of America Mortgage Securities,
                                              Floating Rate Note, 6/25/34                       16,005
    10,612           5.13       AA-/NR        Bank of America Mortgage Securities,
                                              Floating Rate Note, 9/25/35                       10,023
     8,464                       NR/B1        CMSI 2006-1 3A1, 5.0%, 2/25/36                     8,403
   100,000           5.57       NR/Aa2        DBUBS Mortgage Trust, Floating Rate
                                              Note, 7/10/21                                     90,968
    49,795                      AA+/Aaa       Epic Plc, 1.015%, 10/28/16                        77,116
    17,739           5.50       AAA/B2        RALI 2004-QS16 1A1, Floating Rate Note,
                                              12/25/34                                          17,938
    51,646                      NR/Ba1        Residential Accredited Loans, Inc., 5.0%,
                                              5/25/19                                           51,654
    48,935                      AAA/NR        Residential Accredited Loans, Inc., 6.0%,
                                              10/25/34                                          49,530
    23,883           0.81       AAA/Ba1       Residential Accredited Loans, Inc.,
                                              Floating Rate Note, 1/25/34                       22,767
    56,779           4.25      AAA/Baa3       Residential Accredited Loans, Inc.,
                                              Floating Rate Note, 1/25/34                       57,297
   210,761                      AAA/NR        Residential Accredited Loans, Inc., 4.0%,
                                              3/25/34                                          210,318
    40,727           0.81      AAA/Baa1       Residential Accredited Loans, Inc.,
                                              Floating Rate Note, 10/25/17                      38,285
                                                                                           -----------
                                                                                           $   704,987
------------------------------------------------------------------------------------------------------
                                              Investment Banking & Brokerage -- 0.3%
    50,000                      NR/Aaa        Bear Stearns Commercial Mortgage
                                              Securities, 5.7154%, 5/11/17                 $    54,676
    50,000                      BB+/A3        Bear Stearns Commercial Mortgage
                                              Securities, 5.760%, 9/11/38                       37,500
                                                                                           -----------
                                                                                           $    92,176
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11

-----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                  Value
-----------------------------------------------------------------------------------------------------
                                              Specialized Finance -- 2.1%
    15,100                      AAA/NR        CW Capital Cobalt, Ltd., 5.174%,
                                              8/15/48                                     $    15,194
   200,000                      AAA/Aaa       Merrill Lynch Financial Assets, Inc.,
                                              4.711%, 11/12/16                                207,963
   250,000                      NR/Aaa        Merrill Lynch Financial Assets, Inc.,
                                              4.745%, 1/12/40                                 269,431
   100,000                      AAA/Aaa       Permanent Master Issuer Plc, 2.577%,
                                              7/15/42                                         137,867
                                                                                          -----------
                                                                                          $   630,455
                                                                                          -----------
                                              Total Diversified Financials                $ 1,427,618
-----------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 0.2%
                                              Mortgage Real Estate Investment Trust -- 0.2%
    16,364           1.57       AA+/Aa2       Credit Suisse First Boston Mortgage,
                                              Floating Rate Note, 12/25/33                $    15,572
    50,000                       BB/A3        Credit Suisse First Boston Mortgage
                                              Securities Corp., 6.448%, 9/15/34                48,799
                                                                                          -----------
                                                                                          $    64,371
                                                                                          -----------
                                              Total Real Estate                           $    64,371
-----------------------------------------------------------------------------------------------------
                                              TOTAL COLLATERALIZED MORTGAGE
                                              OBLIGATIONS
                                              (Cost $4,450,845)                           $ 4,392,827
-----------------------------------------------------------------------------------------------------
                                              CORPORATE BONDS -- 23.1%
                                              ENERGY -- 3.1%
                                              Coal & Consumable Fuels -- 0.2%
    45,000                      BB/Ba3        Alpha Natural Resources, 6.0%, 6/1/19       $    44,663
-----------------------------------------------------------------------------------------------------
                                              Oil & Gas Drilling -- 0.1%
    25,000                     BBB+/Baa1      Pride International, Inc.,
                                              6.875%, 8/15/20                             $    30,164
-----------------------------------------------------------------------------------------------------
                                              Oil & Gas Equipment & Services -- 0.3%
    50,000                      BB/Ba3        Exterran Holdings, Inc., 7.25%, 12/1/18     $    48,000
    25,000                     BBB/Baa2       Weatherford International, Ltd., 9.625%,
                                              3/1/19                                           32,601
                                                                                          -----------
                                                                                          $    80,601
-----------------------------------------------------------------------------------------------------
                                              Oil & Gas Exploration & Production -- 1.0%
   100,000                      BB-/B1        Bill Barrett Corp., 7.625%, 10/1/19         $   105,750
    10,000                     BBB/Baa1       Canadian National Resources, 5.9%,
                                              2/1/18                                           11,717
   100,000                      B-/Caa1       Chaparral Energy, Inc., 8.25%, 9/1/21           101,750
    51,000                       B/B2         Linn Energy LLC, 8.625%, 4/15/20                 56,228
    23,000                     BBB/Baa2       Marathon Oil Corp., 5.9%, 3/15/18                26,875
                                                                                          -----------
                                                                                          $   302,320
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11    23

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                  Value
------------------------------------------------------------------------------------------------------
                                               Oil & Gas Refining & Marketing -- 0.5%
  40,000                          A/A2         Motiva Enterprises LLC, 5.75%,
                                               1/15/20 (144A)                              $    46,753
  25,000                        BBB/Baa2       Spectra Energy Capital, 6.2%, 4/15/18            28,152
  35,000                        BBB/Baa2       Sunoco Logistics Partners Operations LP,
                                               6.1%, 2/15/42                                    36,841
  21,000                        BBB/Baa2       Valero Energy Corp., 9.375%, 3/15/19             27,441
                                                                                           -----------
                                                                                           $   139,187
------------------------------------------------------------------------------------------------------
                                               Oil & Gas Storage & Transportation -- 1.0%
  25,000                        BBB/Baa3       Buckeye Partners LP, 6.05%, 1/15/18         $    28,190
  25,000                        BBB/Baa2       DCP Midstream, 9.75%, 3/15/19                    32,828
  65,000                         BB/Ba1        Enterprise Products Operating, 7.0%,
                                               6/1/67                                           62,888
  10,000                        BBB/Baa2       Kinder Morgan Energy Partners LP, 5.95%,
                                               2/15/18                                          11,428
  70,000                        BBB/Baa2       Kinder Morgan Energy Partners LP, 4.15%,
                                               3/1/22                                           71,741
  25,000                        BBB-/Baa3      Plains All America Pipeline, 6.125%,
                                               1/15/17                                          28,463
  10,000                          A/A3         Questar Pipeline Co., 5.83%, 2/1/18              11,555
  30,000                        BBB-/Ba1       Rockies Express Pipeline LLC, 5.625%,
                                               4/15/20                                          27,716
  10,000                        BBB/Baa2       Spectra Energy Capital LLC, 6.75%,
                                               7/15/18                                          11,260
  20,000                        BB+/Baa3       Williams Companies, Inc., 7.75%,
                                               6/15/31                                          24,992
                                                                                           -----------
                                                                                           $   311,061
                                                                                           -----------
                                               Total Energy                                $   907,996
------------------------------------------------------------------------------------------------------
                                               MATERIALS -- 1.3%
                                               Aluminum -- 0.1%
  25,000                        BBB-/Baa3      Alcoa, Inc., 6.15%, 8/15/20                 $    25,810
------------------------------------------------------------------------------------------------------
                                               Commodity Chemicals -- 0.3%
  70,000                         BB-/Ba2       Nova Chemicals Corp., 8.375%, 11/1/16       $    77,088
------------------------------------------------------------------------------------------------------
                                               Construction Materials -- 0.1%
  30,000                        BBB/Baa2       Holcim, Ltd., 6.0%, 12/30/19 (144A)         $    32,205
------------------------------------------------------------------------------------------------------
                                               Diversified Metals & Mining -- 0.1%
  35,000                        BBB-/Baa3      AngloGold Ashanti Holdings, 5.375%,
                                               4/15/20                                     $    34,375
------------------------------------------------------------------------------------------------------
                                               Paper Products -- 0.1%
  15,000                         A-/Baa3       Georgia-Pacific LLC, 5.4%, 11/1/20          $    16,723
------------------------------------------------------------------------------------------------------
                                               Specialty Chemicals -- 0.1%
  25,000                        BBB/Baa2       Cytec Industries, Inc., 8.95%, 7/1/17       $    30,280
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11

---------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                               Value
---------------------------------------------------------------------------------------------------
                                              Steel -- 0.5%
    30,000                     BBB-/Baa3      ArcelorMittal, 6.125%, 6/1/18             $    30,814
    25,000                     BBB-/Baa3      Commercial Metals Co., 7.35%, 8/15/18          25,361
   100,000                       NR/B2        Metinvest BV, 10.25%, 5/20/15                 101,000
                                                                                        -----------
                                                                                        $   157,175
                                                                                        -----------
                                              Total Materials                           $   373,656
---------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 0.8%
                                              Aerospace & Defense -- 0.1%
    30,000                      BB/Ba3        Esterline Technologies, Inc.,
                                              6.625%, 3/1/17                            $    30,825
---------------------------------------------------------------------------------------------------
                                              Building Products -- 0.2%
    55,000                      BBB/Ba2       Masco Corp., 7.125%, 3/15/20              $    54,823
---------------------------------------------------------------------------------------------------
                                              Construction & Farm Machinery &
                                              Heavy Trucks -- 0.0% (c)
    10,000                      A/Baa2        Cummins, Inc., 6.75%, 2/15/27             $    11,936
---------------------------------------------------------------------------------------------------
                                              Electrical Component & Equipment -- 0.1%
    25,000                      B+/Ba2        Belden CDT, Inc., 7.0%, 3/15/17           $    25,125
    25,000                       B/B2         WireCo WorldGroup, 9.5%, 5/15/17               25,250
                                                                                        -----------
                                                                                        $    50,375
---------------------------------------------------------------------------------------------------
                                              Industrial Conglomerates -- 0.0% (c)
    10,000                       A-/A3        Tyco International Finance SA, 8.5%,
                                              1/15/19                                   $    12,895
---------------------------------------------------------------------------------------------------
                                              Industrial Machinery -- 0.1%
    15,000                     BBB+/Baa1      Ingersoll-Rand Global Holding, 9.5%,
                                              4/15/14                                   $    17,633
    20,000                     BBB-/Baa3      Valmont Industries, Inc., 6.625%,
                                              4/20/20                                        22,971
                                                                                        -----------
                                                                                        $    40,604
---------------------------------------------------------------------------------------------------
                                              Trading Companies & Distributors -- 0.3%
    55,000                     BBB-/BBB-      Aviation Capital Group Corp., 6.75%,
                                              4/6/21                                    $    52,960
    40,000                     BBB/Baa1       GATX Financial Corp., 6.0%, 2/15/18            43,995
                                                                                        -----------
                                                                                        $    96,955
                                                                                        -----------
                                              Total Capital Goods                       $   298,413
---------------------------------------------------------------------------------------------------
                                              COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                              Office Services & Supplies -- 0.1%
    25,000                      BBB+/A2       Pitney Bowes, Inc., 5.6%, 3/15/18         $    26,400
                                                                                        -----------
                                              Total Commercial Services & Supplies      $    26,400
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11    25

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------
                                               TRANSPORTATION -- 0.7%
                                               Airlines -- 0.6%
    150,000                      A-/Baa3       American Airlines 2011-2 Class A Pass
                                               Through Trust, 8.625%, 10/15/21              $   150,000
     14,785                      A-/Baa2       Delta Air Lines, Inc., 4.95%, 11/23/19            14,389
                                                                                            -----------
                                                                                            $   164,389
-------------------------------------------------------------------------------------------------------
                                               Railroads -- 0.1%
     25,000                      BBB+/A3       Burlington Sante Fe Corp., 5.75%,
                                               3/15/18                                      $    29,027
                                                                                            -----------
                                               Total Transportation                         $   193,416
-------------------------------------------------------------------------------------------------------
                                               AUTOMOBILES & COMPONENTS -- 0.6%
                                               Auto Parts & Equipment -- 0.2%
     50,000                       B+/B1        Tower Automotive Holdings USA,
                                               10.625%, 9/1/17                              $    51,500
-------------------------------------------------------------------------------------------------------
                                               Automobile Manufacturers -- 0.4%
    100,000                       A-/A2        BMW Australia Finance, Ltd., 6.5%,
                                               2/28/14                                      $   108,878
     10,000                     BBB+/Baa1      Nissan Motor Acceptance Corp., 4.5%,
                                               1/30/15 (144A)                                    10,504
                                                                                            -----------
                                                                                            $   119,382
                                                                                            -----------
                                               Total Automobiles & Components               $   170,882
-------------------------------------------------------------------------------------------------------
                                               CONSUMER DURABLES & APPAREL -- 0.3%
                                               Homebuilding -- 0.2%
     50,000                      BB-/Ba3       Desarrolladora Homex SAB de CV, 9.5%,
                                               12/11/19 (144A)                              $    49,875
-------------------------------------------------------------------------------------------------------
                                               Household Appliances -- 0.1%
     25,000                     BBB-/Baa3      Whirlpool Corp., 5.5%, 3/1/13                $    26,119
                                                                                            -----------
                                               Total Consumer Durables & Apparel            $    75,994
-------------------------------------------------------------------------------------------------------
                                               CONSUMER SERVICES -- 0.5%
                                               Casinos & Gaming -- 0.1%
     25,000                     BBB/Baa2       International Game Technology, 7.5%,
                                               6/15/19                                      $    29,306
-------------------------------------------------------------------------------------------------------
                                               Education Services -- 0.4%
     30,000                      AAA/Aaa       Leland Stanford Junior University, 4.75%,
                                               5/1/19                                       $    34,809
     25,000                      AAA/Aaa       Massachusetts Institute of Technology,
                                               5.6%, 7/1/11                                      33,588
     50,000                      AAA/Aaa       Yale University, 2.9%, 10/15/14                   53,101
                                                                                            -----------
                                                                                            $   121,498
                                                                                            -----------
                                               Total Consumer Services                      $   150,804
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11

-----------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------
                                               MEDIA -- 0.3%
                                               Broadcasting -- 0.2%
     50,000                      B-/Caa1       Telesat Canada / Telesat LLC, 12.5%,
                                               11/1/17                                    $    55,813
-----------------------------------------------------------------------------------------------------
                                               Cable & Satellite -- 0.1%
     25,000                     BBB+/Baa1      British Sky Broadcasting Plc, 6.1%,
                                               2/15/18 (144A)                             $    28,223
     10,000                     BBB/Baa2       Time Warner Cable, Inc., 8.25%, 4/1/19          12,735
      5,000                     BBB/Baa2       Time Warner Cable, Inc., 8.75, 2/14/19           6,503
                                                                                          -----------
                                                                                          $    47,461
                                                                                          -----------
                                               Total Media                                $   103,274
-----------------------------------------------------------------------------------------------------
                                               RETAILING -- 0.2%
                                               Internet Retail -- 0.2%
     50,000                     BBB-/Ba1       Expedia, Inc., 5.95%, 8/15/20              $    50,591
                                                                                          -----------
                                               Total Retailing                            $    50,591
-----------------------------------------------------------------------------------------------------
                                               FOOD & DRUG RETAILING -- 0.1%
                                               Drug Retail -- 0.1%
     14,740                     BBB+/Baa2      CVS Pass-Through Trust, 5.773%,
                                               1/10/33                                    $    15,013
                                                                                          -----------
                                               Total Food & Drug Retailing                $    15,013
-----------------------------------------------------------------------------------------------------
                                               FOOD, BEVERAGE & TOBACCO -- 0.6%
                                               Agricultural Products -- 0.2%
     50,000                     BBB-/Ba1       Viterra, Inc., 5.95%, 8/1/20               $    51,980
-----------------------------------------------------------------------------------------------------
                                               Brewers -- 0.1%
     20,000                      A-/Baa1       Anheuser-Busch InBev Worldwide, Inc.,
                                               7.75%, 1/15/19                             $    26,147
-----------------------------------------------------------------------------------------------------
                                               Packaged Foods & Meats -- 0.2%
     45,000                     BBB-/Baa2      Kraft Foods, Inc., 6.5%, 2/9/40            $    57,502
-----------------------------------------------------------------------------------------------------
                                               Tobacco -- 0.1%
     25,000                      BBB/WR        UST, Inc., 5.75%, 3/1/18                   $    28,402
                                                                                          -----------
                                               Total Food, Beverage & Tobacco             $   164,031
-----------------------------------------------------------------------------------------------------
                                               HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                                               Health Care Facilities -- 0.0% (c)
     10,000                      BB/Ba3        HCA, Inc., 8.5%, 4/15/19                   $    11,000
-----------------------------------------------------------------------------------------------------
                                               Health Care Technology -- 0.3%
     75,000                       B-/B3        MedAssets, Inc., 8.0%, 11/15/18            $    73,500
                                                                                          -----------
                                               Total Health Care Equipment & Services     $    84,500
-----------------------------------------------------------------------------------------------------
                                               PHARMACEUTICALS & BIOTECHNOLOGY -- 0.1%
                                               Biotechnology -- 0.1%
     25,000                     BBB+/Baa3      Biogen Idec, Inc., 6.0%, 3/1/13            $    26,520
                                                                                          -----------
                                               Total Pharmaceuticals & Biotechnology      $    26,520
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11    27

-----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                  Value
-----------------------------------------------------------------------------------------------------
                                              BANKS -- 5.9%
                                              Diversified Banks -- 3.6%
   250,000                      AAA/Aaa       Asian Development Bank, 3.375%,
                                              5/20/14                                     $    46,136
    50,000                      AAA/NR        AXA Bank Europe SCF, 3.5%, 11/5/20               69,396
   100,000                      AAA/Aaa       Cooperatieve Centrale Raiffeisen, 6.0%,
                                              10/29/15                                        107,507
    50,000                      AAA/Aaa       Inter-American Development Bank, 6.5%,
                                              8/20/19                                          57,467
 1,500,000                      AAA/Aaa       International Bank for Reconstruction &
                                              Development, 3.25%, 4/14/14                     276,264
   285,000                      AAA/Aaa       International Bank for Reconstruction &
                                              Development, 5.75%, 10/21/19                    313,795
    40,000                      AAA/Aaa       Rabobank Nederland NV, 0.0%, 3/3/15              16,750
    50,000                      NR/Aaa        Rabobank Nederland NV 6.875%,
                                              3/19/20                                          64,392
    80,000     3.63              A-/A2        Standard Chartered, Floating Rate Note,
                                              2/3/17                                          110,447
                                                                                          -----------
                                                                                          $ 1,062,154
-----------------------------------------------------------------------------------------------------
                                              Regional Banks -- 1.7%
   140,000                      BB/Baa3       Capital One Capital VI, 8.875%, 5/15/40     $   144,866
    25,000                      A+/Aa3        Mellon Funding Corp., 5.5%, 11/15/18             27,821
   115,000                     BBB/Baa3       PNC Financial Services Group, 6.75%,
                                              7/29/49                                         114,984
    65,000     8.25            BBB/Baa3       PNC Financial Services Group, Floating
                                              Rate Note, 5/29/49                               65,673
   150,000                     BBB+/Baa1      State Street Capital, 8.25%, 1/29/49            150,255
    20,000                      AA-/A1        Wachovia Bank NA, 6.0%, 11/15/17                 22,467
                                                                                          -----------
                                                                                          $   526,066
-----------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- 0.6%
   100,000                      AAA/Aaa       Cie de Financement Foncier, 4.625%,
                                              12/28/12                                    $   165,826
                                                                                          -----------
                                              Total Banks                                 $ 1,754,046
-----------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 2.7%
                                              Asset Management & Custody Banks -- 0.1%
    25,000                       A-/A3        Eaton Vance Corp., 6.5%, 10/2/17            $    28,262
-----------------------------------------------------------------------------------------------------
                                              Consumer Finance -- 0.8%
    35,000                       A+/A1        American Honda Finance, Inc., 6.7%,
                                              10/1/13 (144A)                              $    38,226
    25,000                       A/A2         Caterpillar Financial Services, Inc.,
                                              7.05%, 10/1/18                                   31,678
 1,000,000                       A/A2         Caterpillar Financial Services, Inc.,
                                              1.35%, 7/12/13                                  155,401

The accompanying notes are an integral part of these financial statements.

28    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11

-----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                  Value
-----------------------------------------------------------------------------------------------------
                                              Consumer Finance -- (continued)
    30,000                       B/B3         Springleaf Finance Corp., 6.9%,
                                              12/15/17                                    $    22,875
                                                                                          -----------
                                                                                          $   248,180
-----------------------------------------------------------------------------------------------------
                                              Diversified Financial Services -- 0.6%
    20,000                     BBB/Baa2       Alterra Finance LLC, 6.25%, 9/30/20         $    21,371
    65,000                      AAA/Aaa       European Investment Bank, 0.0%, 3/2/15           27,978
    25,000                      A+/Aa3        JPMorgan Chase & Co., 6.0%, 1/15/18              27,974
   100,000                     BBB+/Baa1      JPMorgan Chase & Co., 7.9%, 4/29/49             107,671
                                                                                          -----------
                                                                                          $   184,994
-----------------------------------------------------------------------------------------------------
                                              Investment Banking & Brokerage -- 1.0%
   110,000           5.79      BBB-/Baa2      Goldman Sachs Capital, Floating Rate
                                              Note, 12/29/49                              $    75,350
    35,000                     BBB/Baa2       Jefferies Group, Inc., 5.125%, 4/13/18           31,599
    25,000                     BBB/Baa2       Jefferies Group, Inc., 6.875%, 4/15/21           24,093
    10,000                       A-/A2        Macquarie Group, Ltd., 6.0%, 1/14/20             10,047
    50,000                      A/Baa1        Merrill Lynch & Co., 5.45%, 2/5/13               50,556
    10,000                       A/A2         Morgan Stanley Dean Witter, 5.5%,
                                              1/26/20                                           9,853
    45,000                       A/A2         Morgan Stanley Dean Witter, 6.625%,
                                              4/1/18                                           46,900
    25,000                     BBB/Baa2       Raymond James Financial, Inc., 4.25%,
                                              4/15/16                                          25,986
    25,000                      NR/Baa3       Scottrade Financial Services, Inc.,
                                              6.125%, 7/11/21                                  25,088
                                                                                          -----------
                                                                                          $   299,472
-----------------------------------------------------------------------------------------------------
                                              Specialized Finance -- 0.2%
    41,000                     BBB/Baa3       Cantor Fitzgerald LP, 7.875%, 10/15/19      $    41,673
    10,000                       A+/A1        National Rural Utilities Corp., 5.45%,
                                              2/1/18                                           11,400
                                                                                          -----------
                                                                                          $    53,073
                                                                                          -----------
                                              Total Diversified Financials                $   813,981
-----------------------------------------------------------------------------------------------------
                                              INSURANCE -- 1.6%
                                              Life & Health Insurance -- 0.7%
    35,000                     BBB/Baa3       Delphi Financial Group, Inc., 7.875%,
                                              1/31/20                                     $    40,132
    25,000                      BBB/Ba1       Lincoln National Corp., 6.05%, 4/20/67           22,000
    15,000                      A-/Baa2       Lincoln National Corp., 8.75%, 7/1/19            18,301
    35,000                     BBB/Baa2       MetLife, Inc., 10.75%, 8/1/39                    46,200
    45,000                      A-/Baa2       Protective Life Corp., 7.375%, 10/15/19          48,791
    25,000                      A/Baa2        Prudential Financial, 5.15%, 1/15/13             26,108
                                                                                          -----------
                                                                                          $   201,532
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11    29

------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                               Multi-Line Insurance -- 0.2%
  40,000                        BBB/Baa3       Genworth Financial, Inc., 7.2%, 2/15/21     $    36,096
  45,000                         BB/Baa3       Liberty Mutual Group, 7.0%,
                                               3/15/37 (144A)                                   39,150
                                                                                           -----------
                                                                                           $    75,246
------------------------------------------------------------------------------------------------------
                                               Property & Casualty Insurance -- 0.5%
  50,000                        BBB-/Baa3      The Hanover Insurance Group, Inc., 7.5%,
                                               3/1/20                                      $    56,586
  85,000                         BB+/Ba2       White Mountains Re Group, Ltd., 7.506%,
                                               5/29/49                                          79,024
                                                                                           -----------
                                                                                           $   135,610
------------------------------------------------------------------------------------------------------
                                               Reinsurance -- 0.2%
  40,000                        BBB/BBB+       Platinum Underwriters HD, 7.5%, 6/1/17      $    42,592
  35,000                        BBB-/Baa3      Reinsurance Group of America, Inc.,
                                               6.75%, 12/15/65                                  30,374
                                                                                           -----------
                                                                                           $    72,966
                                                                                           -----------
                                               Total Insurance                             $   485,354
------------------------------------------------------------------------------------------------------
                                               REAL ESTATE -- 1.1%
                                               Diversified Real Estate Activities -- 0.1%
  35,000                          A-/A2        WEA Finance LLC, 7.125%, 4/15/18            $    39,664
------------------------------------------------------------------------------------------------------
                                               Diversified Real Estate Investment Trust -- 0.3%
  40,000                        BBB+/Baa1      Dexus Finance Pty, Ltd., 7.125%,
                                               10/15/14                                    $    44,329
  20,000                        BBB/Baa2       Digital Realty Trust LP, 4.5%, 7/15/15           20,298
  10,000                        BBB/Baa2       Digital Realty Trust LP, 5.875%, 2/1/20          10,329
                                                                                           -----------
                                                                                           $    74,956
------------------------------------------------------------------------------------------------------
                                               Office Real Estate Investment Trust -- 0.1%
  25,000                        BBB/Baa2       Mack-Cali Realty LP, 5.125%, 2/15/14        $    26,125
------------------------------------------------------------------------------------------------------
                                               Retail Real Estate Investment Trust -- 0.1%
  35,000                        BB+/Baa3       Developers Diversified Realty, 7.5%,
                                               4/1/17                                      $    37,879
------------------------------------------------------------------------------------------------------
                                               Specialized Real Estate Investment Trust -- 0.5%
  10,000                        BBB-/Baa2      Health Care REIT, Inc., 6.2%, 6/1/16        $    10,713
  25,000                        BBB-/Baa3      Healthcare Realty Trust, Inc., 6.5%,
                                               1/17/17                                          26,983
  25,000                        BBB-/Baa2      Hospitality Properties Trust, 7.875%,
                                               8/15/14                                          27,410
  45,000                        BBB-/Baa3      Senior Housing Properties Trust, 6.75%,
                                               4/15/20                                          48,515
  35,000                        BBB-/Baa2      Ventas Realty LP / V, 6.5%, 6/1/16               36,527
                                                                                           -----------
                                                                                           $   150,148
                                                                                           -----------
                                               Total Real Estate                           $   328,772
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11

------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                              SOFTWARE & SERVICES -- 0.2%
                                              Internet Software & Services -- 0.2%
    45,000                       NR/WR        GTP Towers Issuer LLC, 4.436%,
                                              2/15/15 (144A)                               $    46,188
                                                                                           -----------
                                              Total Software & Services                    $    46,188
------------------------------------------------------------------------------------------------------
                                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.5%
                                              Communications Equipment -- 0.5%
   150,000                       B/B3         CommScope, Inc., 8.25%, 1/15/19              $   147,750
                                                                                           -----------
                                              Total Technology Hardware & Equipment        $   147,750
------------------------------------------------------------------------------------------------------
                                              SEMICONDUCTORS -- 0.1%
                                              Semiconductor Equipment -- 0.1%
    25,000                     BBB/Baa1       Klac Instruments Corp., 6.9%, 5/1/18         $    28,460
                                                                                           -----------
                                              Total Semiconductors                         $    28,460
------------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION SERVICES -- 1.1%
                                              Alternative Carriers -- 0.0%
    10,000                     CCC+/Caa1      PAETEC Holding Corp., 9.5%, 7/15/15          $    10,425
------------------------------------------------------------------------------------------------------
                                              Integrated Telecommunication Services -- 0.7%
    40,000                     BBB+/Baa1      Deutsche Telekom AG, 3.75%, 4/22/14          $    48,968
    45,000                      BB/Baa3       Embarq Corp., 7.082%, 6/1/16                      48,770
    20,000                       A/A2         Qtel International FIN, Ltd., 6.5%,
                                              6/10/14                                           21,900
    50,000                     BBB+/Baa1      Telefonica Emisiones SAU, 5.496%,
                                              4/1/16                                            72,706
                                                                                           -----------
                                                                                           $   192,344
------------------------------------------------------------------------------------------------------
                                              Wireless Telecommunication Services -- 0.4%
    35,000                      B+/Ba2        Cricket Communications, Inc., 7.75%,
                                              5/15/16                                      $    36,313
    30,000                       NR/A2        Crown Castle Towers LLC, 4.883%,
                                              8/15/20                                           30,667
    45,000                       NR/A2        GTP Acquisition Partners, Inc., LLC,
                                              4.347%, 6/15/16                                   45,200
                                                                                           -----------
                                                                                           $   112,180
                                                                                           -----------
                                              Total Telecommunication Services             $   314,949
------------------------------------------------------------------------------------------------------
                                              UTILITIES -- 0.6%
                                              Electric Utilities -- 0.4%
    10,000                      A-/Baa1       Commonwealth Edison Co., 6.15%,
                                              9/15/17                                      $    11,884
    25,000                     BBB/Baa3       Commonwealth Edison Co., 6.95%,
                                              7/15/18                                           29,416
    10,000                      BB+/Ba1       PPL Capital Funding, Inc., 6.7%, 3/30/67           9,650

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11    31

---------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------
                                              Electric Utilities -- (continued)
   35,000                      BBB-/Baa3      Public Service of New Mexico, 7.95%,
                                              5/15/18                                   $    41,823
   10,000                       BBB+/A3       West Penn Power Co., 5.95%, 12/15/17           11,753
                                                                                        -----------
                                                                                        $   104,526
---------------------------------------------------------------------------------------------------
                                              Independent Power Producer & Energy Traders -- 0.1%
   38,303                      BBB-/Baa3      Panoche Energy Center LLC, 6.88%,
                                              7/31/29 (144A)                            $    41,962
---------------------------------------------------------------------------------------------------
                                              Multi-Utilities -- 0.1%
   25,000                      BBB+/Baa2      NY State Gas and Electric, 6.15%,
                                              12/15/17 (144A)                           $    28,019
                                                                                        -----------
                                              Total Utilities                           $   174,507
---------------------------------------------------------------------------------------------------
                                              GOVERNMENT -- 0.3%
   50,000                       AAA/NR        European Bank for Redevelopment,
                                              1.875%, 12/10/13                          $    81,954
                                                                                        -----------
                                              Total Government                          $    81,954
---------------------------------------------------------------------------------------------------
                                              TOTAL CORPORATE BONDS
                                              (Cost $6,417,068)                         $ 6,817,451
---------------------------------------------------------------------------------------------------
                                              U.S. GOVERNMENT AGENCY
                                              OBLIGATIONS -- 15.4%
  974,866                       AAA/Aaa       Fannie Mae, 5.0%, 7/1/40                  $ 1,050,228
  128,630                        NR/NR        Fannie Mae, 6.0%, 3/25/35                     136,989
   58,174                        NR/NR        Fannie Mae, 6.25%, 6/25/44                     58,609
  130,814                       AAA/Aaa       Federal Home Loan Mortgage Corp.,
                                              6.5%, 8/1/37                                  145,635
  207,761                       AAA/Aaa       Federal National Mortgage Association,
                                              6.5%, 4/1/38                                  230,813
   81,687                       AAA/Aaa       Federal National Mortgage Association,
                                              6.5%, 1/1/38                                   90,853
  318,506                       AAA/Aaa       Freddie Mac, 5.0%, 10/1/38                    341,915
  278,778                       AAA/Aaa       Freddie Mac, 5.0%, 9/1/38                     299,267
   50,000                        NR/NR        Government National Mortgage
                                              Association, 4.5%, 9/20/39                     54,603
  968,960      0.69              NR/NR        Government National Mortgage
                                              Association, Floating Rate Note,
                                              11/16/51                                       44,620
   25,000                       AA+/Aaa       U.S. Treasury Bonds, 6.25%, 8/15/23            34,805
  211,016                       AA+/Aaa       U.S. Treasury Inflation Notes, 2.5%,
                                              1/15/29                                       276,365
1,000,000                       AA+/Aaa       U.S. Treasury Notes, 0.0%, 12/1/11            999,990
   30,000                       AA+/Aaa       U.S. Treasury Notes, 4.25%, 5/15/39            35,981
   60,000                       AA+/Aaa       U.S. Treasury Notes, 4.5%, 2/15/36             74,400
   10,000                       AA+/Aaa       U.S. Treasury Notes, 4.5%, 5/15/38             12,453
   60,000                       AA+/Aaa       U.S. Treasury Notes, 4.5%, 8/15/39             74,831

The accompanying notes are an integral part of these financial statements.

32    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11

-------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                                 U.S. Government Agency Obligations -- (continued)
350,000                            AA+/Aaa       U.S. Treasury Notes, 4.75%, 2/15/41        $   455,000
100,000                            AA+/Aaa       U.S. Treasury Notes, 5.375%, 2/15/31           136,016
                                                                                            -----------
                                                                                            $ 4,553,373
-------------------------------------------------------------------------------------------------------
                                                 TOTAL U.S. GOVERNMENT AGENCY
                                                 OBLIGATIONS
                                                 (Cost $4,160,977)                          $ 4,553,373
-------------------------------------------------------------------------------------------------------
                                                 FOREIGN GOVERNMENT BONDS -- 34.0%
AUD    25,000                      NR/Aaa        Australia Government Bond, 5.75%,
                                                 4/15/12                                    $    26,661
AUD   100,000                      NR/Aaa        Australia Government Bond, 5.75%,
                                                 5/15/21                                        115,940
AUD   200,000                      AAA/Aaa       Australia Government Bond, 6.5%,
                                                 5/15/13                                        219,678
EURO   50,000                      AAA/Aaa       Austria Government Bond, 4.15%,
                                                 3/15/37                                         75,599
EURO   25,000                      NR/Aa1        Belgium Government Bond, 5.5%,
                                                 3/28/28                                         37,883
EURO  129,000                      AA-/A1        Bonos Y Oblig Del Es, 4.4%, 1/31/15            179,744
EURO  100,000                      NR/Aaa        Bundesrepublik Deutschland, 3.25%,
                                                 1/4/20                                         154,415
EURO  150,000                      NR/Aaa        Bundesrepublik Deutschland, 6.5%,
                                                 7/4/27                                         309,894
EURO  110,000                       NR/A2        Buoni Poliennali DE, 4.75%, 2/1/13             152,632
CAD   225,000                      AAA/Aaa       Canada Housing Trust, 3.55%, 9/15/13           236,426
CAD    10,000                      AAA/Aaa       Canada Housing Trust No. 1, 3.35%,
                                                 12/15/20                                        10,549
CAD    25,000                      AAA/Aaa       Canada Housing Trust No. 1, 3.75%,
                                                 3/15/20                                         27,256
CAD   100,000                      AAA/Aaa       Canada Housing Trust No. 1, 3.8%,
                                                 6/15/21                                        108,901
CAD   250,000                      AAA/Aaa       Canadian Government Bond, 2.0%,
                                                 6/1/16                                         256,997
CAD   600,000                       NR/NR        Canadian Treasury Bill, 0.0%, 11/10/11         603,447
CZK   500,000                       AA/A1        Czech Republic Government Bond, 3.7%,
                                                 6/16/13                                         28,972
DKK   250,000                      AAA/Aaa       Denmark Government Bond, 4.5%,
                                                 11/15/39                                        63,187
DKK   170,000                      AAA/Aaa       Denmark Government Bond, 4.0%,
                                                 11/15/15                                        35,347
DKK    75,000                      AAA/Aaa       Denmark Government Bond, 6.0%,
                                                 11/15/11                                        14,057
EURO   25,000                      NR/Aaa        France Government Bond, 4.0%,
                                                 10/25/38                                        35,429

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11    33

-------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                     Foreign Government Bonds -- (continued)
EURO   150,000                          NR/Aaa       France Government Bond OAT, 3.0%,
                                                     10/25/15                                     $   217,880
EURO   200,000                          NR/Aaa       France Government Bond OAT, 3.25%,
                                                     10/25/21                                         281,235
SEK  2,450,000                          AAA/Aaa      Government of Sweden, 5.5%, 10/8/12              392,374
EURO   117,000                          NR/Aaa       Government of France, 3.75%, 4/25/21             171,853
HUF  5,000,000                         BBB-/Baa3     Hungary Government Bond, 6.75%,
                                                     2/12/13                                           22,849
IDR   200,000,000                       BB+/NR       Indonesia Recapitalization Bond,
                                                     14.245%, 6/15/13                                  25,825
IDR   100,000,000                       BB+/NR       Indonesia Recapitalization Bond,
                                                     14.275%, 12/15/13                                 13,350
IDR  50,000,000                         BB+/Ba1      Indonesia Treasury Bond, 12.5%,
                                                     3/15/13                                            6,210
IDR   100,000,000                       BB+/Ba1      Indonesia Treasury Bond, 11.0%,
                                                     12/15/12                                          12,051
IDR 5,000,000,000                       NR/Ba1       Indonesia Treasury Bond, 7.375%,
                                                     9/15/16                                          605,579
IDR  25,000,000                         NR/Ba1       Indonesia Treasury Bond, 9.0%, 9/15/13             3,022
EURO    90,000                         BBB+/Ba1      Ireland Government Bond, 4.5%, 4/18/20            98,989
EURO    45,000                         BBB+/Ba1      Ireland Government Bond, 5.0%,
                                                     10/18/20                                          50,904
EURO    85,000                         BBB+/Ba1      Ireland Government Bond, 5.9%,
                                                     10/18/19                                         103,845
EURO    50,000                           NR/A2       Italy Buoni Polienna, 3.75%, 8/1/16               64,085
EURO    25,000                           NR/A2       Italy Buoni Polienna, 6.5%, 11//1/27              34,148
EURO    75,000                           NR/A2       Italy Buoni Poliennali Del Tesoro, 2.25%,
                                                     11/1/13                                           98,759
JPY  35,000,000                         NR/Aa3       Japan Government Two Year Bond, 0.2%,
                                                     8/15/13                                          448,820
JPY  30,000,000                         NR/Aa3       Japan Government 10-Yr, 1.7%, 9/20/16            408,845
JPY  27,000,000                         AA/Aa3       Japan Government 20-Yr, 1.5%, 3/20/19            366,457
JPY   5,000,000                         NR/Aa3       Japan Government 30-Yr, 2.3%,
                                                     12/20/36                                          69,037
JPY  47,000,000                         NR/Aa3       Japan Government 5-Yr, 1.2%, 3/20/12             604,510
MXN    2,500                            A-/Baa1      Mexican Bonos, 9.5%, 12/18/14                     21,451
EURO   100,000                          NR/Aaa       Netherlands Government Bond, 4.25%,
                                                     7/15/13                                          147,502
EURO   150,000                          NR/Aaa       Netherlands Government Bond, 4.0%,
                                                     7/15/16                                          232,332
EURO    91,000                          NR/Aaa       Netherlands Government Bond, 5.5%,
                                                     1/15/28                                          169,182
NOK   150,000                           AAA/Aaa      Norway Government Bond, 4.25%,
                                                     5/19/17                                           29,734

The accompanying notes are an integral part of these financial statements.

34    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11

---------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                  Value
---------------------------------------------------------------------------------------------------------
                                                  Foreign Government Bonds -- (continued)
NOK    275,000                      AAA/Aaa       Norway Government Bond, 5.0%,
                                                  5/15/15                                     $    54,563
PLN    750,000                       A/A2         Poland Government Bond, 4.75%,
                                                  4/25/12                                         237,897
PLN    250,000                       A/A2         Poland Government Bond, 5.0%, 4/25/16            79,284
PLN  1,400,000                       A/A2         Poland Government Bond, 5.25%,
                                                  10/25/17                                        444,254
EURO    50,000                     BBB-/Ba2       Portugal Obrigacoes do Tesouro, 3.85%,
                                                  4/15/21                                          39,335
CAD   250,000                       AA-/Aa1       Province of Ontario Canada, 6.25%,
                                                  6/16/15                                         216,562
EURO    50,000                      AAA/Aaa       Republic of Austria, 4.35%, 3/15/19              77,159
EURO   110,000                      AAA/Aaa       Republic of Austria, 7.0%, 7/15/14              165,017
SGD   150,000                       NR/Aaa        Singapore Government Bond, 1.625%,
                                                  4/1/13                                          122,179
ZAR   250,000                        A/A3         South Africa Government Bond, 7.5%,
                                                  1/15/14                                          32,602
ZAR  1,500,000                       NR/A3        South Africa Government Bond, 6.75%,
                                                  3/31/21                                         176,601
ZAR   300,000                        A/A3         South Africa Government Bond, 8.0%,
                                                  12/21/18                                         38,813
EURO   100,000                      AA-/A1        Spain Government Bond, 4.1%, 7/30/18            131,516
SEK   200,000                       AAA/Aaa       Sweden Government Bond, 3.75%,
                                                  8/12/17                                          34,228
SEK   500,000                       AAA/Aaa       Sweden Government Bond, 3.5%,
                                                  3/30/39                                          92,299
SEK  1,000,000                      AAA/Aaa       Sweden Government Bond, 4.25%,
                                                  3/12/19                                         179,420
SEK   270,000                       AAA/Aaa       Sweden Government Bond, 4.5%,
                                                  8/12/15                                          46,304
SEK    40,000                       AAA/Aaa       Sweden Government Bond, 6.75%,
                                                  5/5/14                                            6,996
GBP    50,000                       NR/Aaa        United Kingdom Gilt, 4.0%, 9/7/16                90,971
GBP    50,000                       NR/Aaa        United Kingdom Gilt, 4.25%, 9/7/39               93,059
GBP    75,000                       NR/Aaa        United Kingdom Treasury, 8.75%, 8/25/17         169,476
GBP    60,000                       NR/Aaa        United Kingdom Treasury, 4.25%, 12/7/27         112,415
                                                                                              -----------
                                                                                              $10,034,792
---------------------------------------------------------------------------------------------------------
                                                  TOTAL FOREIGN GOVERNMENT BONDS
                                                  (Cost $9,807,723)                           $10,034,792
---------------------------------------------------------------------------------------------------------
                                                  MUNICIPAL BONDS -- 2.6%
                                                  Government -- 0.2%
50,000                              AA+/Aa1       State of Washington, 5.0%, 8/1/39           $    53,294
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11    35

--------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                    Value
--------------------------------------------------------------------------------------------------------
                                               Municipal Airport -- 0.1%
  20,000                        BBB/Baa2       Indianapolis Airport Authority, 5.1%,
                                               1/15/17                                       $    22,170
--------------------------------------------------------------------------------------------------------
                                               Municipal Development -- 0.2%
  50,000                         AA-/Aa3       California Statewide Communities
                                               Development Authority, 6.0%, 8/15/42          $    54,519
--------------------------------------------------------------------------------------------------------
                                               Municipal Higher Education -- 1.6%
  50,000                         AA+/Aa2       California State University Revenue, 5.0%,
                                               11/1/39                                       $    51,367
  50,000                         AAA/Aaa       Connecticut State Health & Educational
                                               Facility Authority, 5.0%, 7/1/40                   54,330
  25,000                         AAA/Aaa       Connecticut State Health & Educational,
                                               5.0%, 7/1/42                                       26,506
  50,000                         AAA/Aaa       Houston Texas Higher Educational Finance
                                               Corp., Higher Educational Revenue, 4.5%,
                                               11/15/37                                           50,579
  10,000                         AAA/Aaa       Massachusetts Health & Educational
                                               Facilities, 5.5%, 7/1/36                           11,287
  70,000                         AAA/Aaa       Massachusetts Health & Educational
                                               Facilities Authority, 5.5%, 11/15/36               79,083
  20,000                         AAA/Aaa       Massachusetts Health & Educational
                                               Facilities Authority, 6.0%, 7/1/36                 23,159
  25,000                         AAA/Aaa       Massachusetts State Health &
                                               Educational, 5.5%, 7/1/32                          32,311
  30,000                         AAA/Aaa       Missouri State Health & Educational
                                               Facilities, 5.0%, 11/15/39                         32,668
  50,000                         AA/Aa1        New York State Dormitory Authority, 5.0%,
                                               7/1/40                                             53,743
  50,000                         AAA/Aaa       New York State Dormitory Authority, 5.0%,
                                               7/1/38                                             53,960
  20,000                         AAA/Aaa       Texas A&M University, 5.0%, 7/1/30                 22,699
                                                                                             -----------
                                                                                             $   491,692
--------------------------------------------------------------------------------------------------------
                                               Municipal Medical -- 0.1%
  25,000                         AA-/A1        Massachusetts Development Finance
                                               Agency, 5.25%, 4/1/37                         $    26,210
--------------------------------------------------------------------------------------------------------
                                               Municipal Transportation -- 0.2%
  50,000                         AA/Aa2        Harris County Metropolitan Transit
                                               Authority, 5.0%, 11/1/41                      $    53,408
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11

---------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                               Value
---------------------------------------------------------------------------------------------------
                                               Municipal Water -- 0.2%
  45,000                         AAA/Aa1       City of Charleston SC 5%, 1/1/41         $    49,145
  20,000                         AAA/Aa2       Hampton Roads Sanitation District 5%,
                                               4/1/38                                        21,133
                                                                                        -----------
                                                                                        $    70,278
---------------------------------------------------------------------------------------------------
                                               TOTAL MUNICIPAL BONDS
                                               (Cost $732,657)                          $   771,571
---------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENT IN SECURITIES -- 95.5%
                                               (Cost $27,201,090) (a)                   $28,215,560
---------------------------------------------------------------------------------------------------
                                               OTHER ASSETS AND LIABILITIES -- 4.5%     $ 1,329,680
---------------------------------------------------------------------------------------------------
                                               TOTAL NET ASSETS -- 100.0%               $29,545,240
===================================================================================================

NR     Not rated by either S&P or Moody's.

WR     Rating withdrawn by either S&P or Moody's.

(144A) Security is exempt from registration under Rule (144A) of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2011, the value of these securities amounted to $361,105 or 1.2% of total net assets.

(a) At October 31, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $27,201,214 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                              $1,434,897
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                                (420,551)
                                                                                    ----------
       Net unrealized gain                                                          $1,014,346
                                                                                    ----------

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c)    Amount rounds to less than 0.1%.

       Principal amounts are denominated in U.S. Dollars unless otherwise denoted:

AUD   Australian Dollar
CAD   Canadian Dollar
CZK   Czech Krona
DKK   Danish Kroner
EURO  Euro
GBP   British Pound Sterling
HUF   Hungarian Forint
IDR   Indonesian Rupiah
JPY   Japanese Yen
MXN   Mexican Peso
NOK   Norwegian Krone
PLN   New Polish Zloty
SEK   Swedish Krone
SGD   Singapore Dollar
ZAR   South African Rand

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11    37

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2011 aggregated $21,537,513 and $5,534,643, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services, see Notes to Financial Statements -- Note 1A) are categorized as Level 3.

The following is a summary of the inputs used as of October 31, 2011, in valuing the Fund's assets:

---------------------------------------------------------------------------------------------------
                                         Level 1       Level 2           Level 3       Total
---------------------------------------------------------------------------------------------------
 Convertible Corporate Bonds             $      --     $    351,173      $ --          $    351,173
 Preferred Stocks                          175,332               --        --               175,332
 Asset Backed Securities                        --        1,119,041        --             1,119,041
 Collateralized Mortgage Obligations            --        4,392,827        --             4,392,827
 Corporate Bonds                                --        6,817,451        --             6,817,451
 U.S. Government Agency Obligations             --        4,553,373        --             4,553,373
 Foreign Government Bonds                       --       10,034,792        --            10,034,792
 Municipal Bonds                                --          771,571        --               771,571
---------------------------------------------------------------------------------------------------
 Total                                   $ 175,332     $ 28,040,228      $ --          $ 28,215,560
===================================================================================================
 Other Financial Instruments*            $      --     $      3,583      $ --          $      3,583
===================================================================================================

* Other financial instruments Include foreign exchange contracts.

The accompanying notes are an integral part of these financial statements.

38    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11

Statement of Assets and Liabilities | 10/31/11

ASSETS:
  Investment in securities, at value (cost $27,201,090)                   $28,215,560
  Foreign currencies, at value (cost $2,455,389)                            2,497,169
  Receivables --
   Investment securities sold                                                  11,438
   Fund shares sold                                                            82,845
   Dividends and interest                                                     276,204
   Forward foreign currency contracts, net                                      3,583
   Due from Pioneer Investment Management, Inc.                                 3,367
  Other                                                                        31,237
-------------------------------------------------------------------------------------
     Total assets                                                         $31,121,403
-------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $   674,469
   Fund shares repurchased                                                      1,207
   Dividends                                                                   29,327
  Due to bank                                                                 793,167
  Due to affiliates                                                             6,710
  Accrued expenses                                                             71,283
-------------------------------------------------------------------------------------
     Total liabilities                                                    $ 1,576,163
-------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $28,443,006
  Distributions in excess of net investment income                            (20,001)
  Accumulated net realized gain on investments, foreign currency
   transactions and futures contracts                                          57,880
  Net unrealized gain on investments                                        1,014,470
  Net unrealized gain on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                    49,885
-------------------------------------------------------------------------------------
     Total net assets                                                     $29,545,240
=====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $14,829,729/1,321,133 shares)                         $     11.22
  Class C (based on $3,555,290/316,540 shares)                            $     11.23
  Class Y (based on $11,160,221/987,705 shares)                           $     11.30
MAXIMUM OFFERING PRICE:
  Class A ($11.22 [divided by] 95.5%)                                     $     11.75
=====================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11    39

Statement of Operations

For the Year Ended 10/31/11

INVESTMENT INCOME:
  Interest (net of foreign taxes withheld of $16)                            $737,034
  Dividends                                                                     3,224
-----------------------------------------------------------------------------------------------------
     Total investment income                                                                 $740,258
-----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                            $ 94,277
  Transfer agent fees and expenses
   Class A                                                                     14,165
   Class C                                                                      4,934
   Class Y                                                                        464
  Distribution fees
   Class A                                                                     24,517
   Class C                                                                     33,577
  Shareholder communications expense                                           12,906
  Administrative reimbursements                                                 5,573
  Custodian fees                                                               17,113
  Registration fees                                                            79,358
  Professional fees                                                            61,923
  Printing expense                                                             33,195
  Fees and expenses of nonaffiliated trustees                                   6,601
  Miscellaneous                                                                 1,979
-----------------------------------------------------------------------------------------------------
     Total expenses                                                                        $  390,582
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                           (182,133)
-----------------------------------------------------------------------------------------------------
     Net expenses                                                                          $  208,449
-----------------------------------------------------------------------------------------------------
       Net investment income                                                               $  531,809
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                               $(14,344)
   Futures contracts                                                          (11,149)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                         45,972      $   20,479
-----------------------------------------------------------------------------------------------------
  Change in net unrealized gain on:
   Investments                                                               $ 35,177
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                         19,695      $   54,872
-----------------------------------------------------------------------------------------------------
  Net gain on investments, futures contracts and foreign currency
   transactions                                                                            $   75,351
-----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                     $  607,160
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

40    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------
                                                                   Year Ended        Year Ended
                                                                   10/31/11          10/31/10
-------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                              $   531,809       $   373,430
Net realized gain (loss) on investments, futures contracts and
  foreign currency transactions                                         20,479            (2,128)
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                                 54,872           475,934
-------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations            $   607,160       $   847,236
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.32 and $0.40 per share, respectively)               $  (273,085)      $  (205,285)
   Class C ($0.22 and $0.30 per share, respectively)                   (67,255)          (93,978)
   Class Y ($0.32 and $0.41 per share, respectively)                  (152,769)         (130,900)
Net realized gain:
   Class A ($0.00 and $0.01 per share, respectively)               $        --       $    (5,781)
   Class C ($0.00 and $0.01 per share, respectively)                        --            (3,080)
   Class Y ($0.00 and $0.01 per share, respectively)                        --            (3,841)
-------------------------------------------------------------------------------------------------
     Total distributions to shareowners                            $  (493,109)      $  (442,865)
-------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   $22,128,644       $ 6,586,211
Reinvestment of distributions                                          230,156           170,192
Cost of shares repurchased                                          (6,631,172)       (3,979,991)
-------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from
     Fund share transactions                                       $15,727,628       $ 2,776,412
-------------------------------------------------------------------------------------------------
   Net increase in net assets                                      $15,841,679       $ 3,180,783
NET ASSETS:
Beginning of year                                                   13,703,561        10,522,778
-------------------------------------------------------------------------------------------------
End of year                                                        $29,545,240       $13,703,561
=================================================================================================
Distributions in excess of net investment income                   $   (20,001)      $   (38,992)
=================================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11    41

-----------------------------------------------------------------------------------------------
                                   '11 Shares      '11 Amount        '10 Shares      '10 Amount
-----------------------------------------------------------------------------------------------
Class A
Shares sold                         1,010,747    $11,248,729            249,681     $2,707,812
Reinvestment of distributions          17,937        199,884             12,059        129,397
Less shares repurchased              (264,524)    (2,920,267)          (206,006)    (2,197,810)
-----------------------------------------------------------------------------------------------
   Net increase                       764,160     $8,528,346             55,734     $  639,399
===============================================================================================
Class C
Shares sold                            80,347     $  891,114             89,259     $  962,994
Reinvestment of distributions           2,718         30,177              3,808         40,774
Less shares repurchased               (58,160)      (641,829)          (104,501)    (1,108,874)
-----------------------------------------------------------------------------------------------
   Net increase (decrease)             24,905     $  279,462            (11,434)    $ (105,106)
===============================================================================================
Class Y
Shares sold                           886,941     $9,988,801            271,098     $2,915,405
Reinvestment of distributions               8             95                  2             21
Less shares repurchased              (273,937)    (3,069,076)           (63,073)      (673,307)
-----------------------------------------------------------------------------------------------
   Net increase                       613,012     $6,919,820            208,027     $2,242,119
===============================================================================================

The accompanying notes are an integral part of these financial statements.

42    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11

Financial Highlights

-----------------------------------------------------------------------------------------------------
                                                                                         12/28/07 (a)
                                                                                         (Commencement
                                               Year Ended    Year Ended    Year Ended    of Operations)
                                               10/31/11      10/31/10      10/31/09      to 10/31/08
-----------------------------------------------------------------------------------------------------
 Class A
 Net asset value, beginning of period          $ 11.19       $10.84        $ 9.25        $10.00
-----------------------------------------------------------------------------------------------------
 Increase (decrease) from investment
  operations:
  Net investment income                        $  0.34       $ 0.35        $ 0.39        $ 0.25
  Net realized and unrealized gain (loss) on
    investments                                   0.01         0.41          1.57         (0.75)
-----------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets
      from investment operations               $  0.35       $ 0.76        $ 1.96        $(0.50)
 Distributions to shareowners:
  Net investment income                          (0.32)       (0.40)        (0.37)        (0.18)
  Net realized gain                                 --        (0.01)           --         (0.02)
  Tax return of capital                             --           --            --         (0.05)
-----------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value    $  0.03       $ 0.35        $ 1.59        $(0.75)
-----------------------------------------------------------------------------------------------------
 Net asset value, end of period                $ 11.22       $11.19        $10.84        $ 9.25
=====================================================================================================
 Total return*                                    3.22%        7.21%        21.58%        (5.18)%***
 Ratio of net expenses to average net assets      1.00%        1.00%         1.00%         1.00%**
 Ratio of net investment income to average
  net assets                                      2.94%        3.26%         3.83%         3.23%**
 Portfolio turnover rate                            34%          27%           28%           46%***
 Net assets, end of period (in thousands)      $14,830       $6,235        $5,434        $3,628
 Ratios with no waiver of fees and
  assumption of expenses by the Adviser:
    Net expenses                                  2.07%        2.35%         2.90%         3.16%**
    Net investment income                         1.86%        1.91%         1.93%         1.07%**
=====================================================================================================

(a) Class A shares were first publicly offered on December 28, 2007.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges.
    Total return would be reduced if sales charges were taken into account. ** Annualized.
*** Not annualized.

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11    43

-----------------------------------------------------------------------------------------------------
                                                                                        12/28/07 (a)
                                                                                        (Commencement
                                               Year Ended    Year Ended    Year Ended   of Operations)
                                               10/31/11      10/31/10      10/31/09     to 10/31/08
-----------------------------------------------------------------------------------------------------
 Class C
 Net asset value, beginning of period          $11.19        $10.82        $ 9.23       $10.00
-----------------------------------------------------------------------------------------------------
 Increase (decrease) from investment
  operations:
  Net investment income                        $ 0.24        $ 0.25        $ 0.29       $ 0.18
  Net realized and unrealized gain (loss) on
    investments                                  0.02          0.43          1.58        (0.76)
-----------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets
      from investment operations               $ 0.26        $ 0.68        $ 1.87       $(0.58)
 Distributions to shareowners:
  Net investment income                         (0.22)        (0.30)        (0.28)       (0.12)
  Net realized gain                                --         (0.01)           --        (0.02)
  Tax return of capital                            --            --            --        (0.05)
-----------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value    $ 0.04        $ 0.37        $ 1.59       $(0.77)
-----------------------------------------------------------------------------------------------------
 Net asset value, end of period                $11.23        $11.19        $10.82       $ 9.23
=====================================================================================================
 Total return*                                   2.39%         6.45%        20.55%       (5.95)%***
 Ratio of net expenses to average net assets     1.90%         1.90%         1.89%        1.90%**
 Ratio of net investment income to average
  net assets                                     2.15%         2.37%         2.94%        2.29%**
 Portfolio turnover rate                           34%           27%           28%          46%***
 Net assets, end of period (in thousands)       $3,555       $3,264        $3,281       $2,471
 Ratios with no waiver of fees and
  assumption of expenses by the Adviser:
    Net expenses                                  2.94%        3.00%         3.57%        3.84%**
    Net investment income                         1.11%        1.27%         1.26%        0.35%**
=====================================================================================================

(a) Class C shares were first publicly offered on December 28, 2007.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges.
    Total return would be reduced if sales charges were taken into account. ** Annualized.
*** Not annualized.

The accompanying notes are an integral part of these financial statements.

44    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11

-----------------------------------------------------------------------------------------------------
                                                                                        12/28/07 (a)
                                                                                        (Commencement
                                               Year Ended    Year Ended    Year Ended   of Operations)
                                               10/31/11      10/31/10      10/31/09     to 10/31/08
-----------------------------------------------------------------------------------------------------
 Class Y
 Net asset value, beginning of period          $ 11.22       $10.85        $ 9.25        $10.00
-----------------------------------------------------------------------------------------------------
 Increase (decrease) from investment
  operations:
  Net investment income                        $  0.35       $ 0.34        $ 0.38        $ 0.27
  Net realized and unrealized gain (loss) on
    investments                                   0.05         0.45          1.59         (0.77)
-----------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets
      from investment operations               $  0.40       $ 0.79        $ 1.97        $(0.50)
 Distributions to shareowners:
  Net investment income                          (0.32)       (0.41)        (0.37)        (0.18)
  Net realized gain                                 --        (0.01)           --         (0.02)
  Tax return of capital                             --           --            --         (0.05)
-----------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value    $  0.08       $ 0.37        $ 1.60        $(0.75)
-----------------------------------------------------------------------------------------------------
 Net asset value, end of period                $ 11.30       $11.22        $10.85        $ 9.25
=====================================================================================================
 Total return*                                    3.66%        7.48%        21.69%        (5.12)%***
 Ratio of net expenses to average net assets      0.82%        0.94%         1.00%         0.89%**
 Ratio of net investment income to average
  net assets                                      3.01%        3.31%         3.83%         3.22%**
 Portfolio turnover rate                            34%          27%           28%           46%***
 Net assets, end of period (in thousands)      $11,160       $4,205        $1,809        $1,542
 Ratios with no waiver of fees and
  assumption of expenses by the Adviser:
    Net expenses                                  1.55%        1.86%         2.48%         2.82%**
    Net investment income                         2.28%        2.38%         2.35%         1.29%**
=====================================================================================================

(a) Class Y shares were first publicly offered on December 28, 2007.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.
*** Not annualized.

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11    45

Notes to Financial Statements | 10/31/11

1. Organization and Significant Accounting Policies

Pioneer Global Aggregate Bond Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C, and Class Y shares were first publicly offered on December 28, 2007. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange


46    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11

   (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

   Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At October 31, 2011, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/ amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.


             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11    47

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).


D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.


48    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11

   Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

   At October 31, 2011, the Fund reclassified $37,401 to increase distributions in excess of net investment income and $37,401 to increase accumulated net realized gain on investments, futures contracts and foreign currency transactions, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

   The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 were as follows:

-----------------------------------------------------------------------------
                                                           2011          2010
-----------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                     $493,109      $412,471
   Long-term capital gain                                    --        12,702
   Distribution in excess of net investment income           --        17,692
-----------------------------------------------------------------------------
      Total                                            $493,109       442,865
=============================================================================

   The following shows the components of distributable earnings on a federal income tax basis at October 31, 2011:

----------------------------------------------
                                         2011
----------------------------------------------
   Distributable earnings:
   Undistributed ordinary income      $25,553
   Undistributed long-term gain        45,360
   Current year dividend payable      (29,327)
   Unrealized appreciation          1,060,648
----------------------------------------------
      Total                        $1,102,234
==============================================

   The difference between book-basis and tax-basis net unrealized loss is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the mark to market on foreign currency and futures contracts, interest on defaulted bonds and interest accruals on preferred stock.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11    49

E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $3,747 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2011.


F. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
   Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.


G. Risks

   At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

   The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade


50    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11
   are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.


H. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


I. Futures Contracts

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the


             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11    51
   changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The number of contracts open for eight months in the period ended October 31, 2011 was 1. There were no open futures contracts at October 31, 2011.


J. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2. Management Agreement

PIM, a wholly-owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.00% and 1.90% of the average daily net assets attributable to Class A and Class C shares, respectively. Fees waived and expenses reimbursed during the year ended October 31, 2011 are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2013 for Class A and Class C shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,285 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2011.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.


52    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended October 31, 2011, such out-of-pocket expenses by class of shares were as follows:

-------------------------------------
 Shareholder Communications:
-------------------------------------
 Class A                       $8,729
 Class C                        1,866
 Class Y                        2,311
-------------------------------------
    Total                     $12,906
=====================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,802 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2011.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $623 in distribution fees payable to PFD at October 31, 2011.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchases as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2011, CDSCs in the amount of $941 were paid to PFD.


             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11    53

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended October 31, 2011, the Fund's expenses were not reduced under such arrangements.


6. Forward Foreign Currency Contracts

At October 31, 2011, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended October 31, 2011 was $453,068. The Fund's gross forward currency settlement contracts receivable and payable were $753,612 and $750,029, respectively, resulting in a net receivable of $3,583.


7. Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of October 31, 2011 were as follows:

 Derivatives Not Accounted for        Asset Derivatives 2011           Liabilities Derivatives 2011
 as Hedging Instruments Under         ------------------------------   ----------------------------
 Accounting Standards Codification    Balance Sheet                    Balance Sheet
 (ASC) 815                            Location            Value        Location           Value
 Foreign Exchange Contracts*          Net Assets --                    Net Assets --
                                      Receivables         $753,612     Payables            750,029
---------------------------------------------------------------------------------------------------
    Total                                                 $753,612                        $750,029
===================================================================================================

* The value of foreign exchange contracts is shown as a net receivable on the Statement of Assets and Liabilities.

54    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2011 was as follows:

-------------------------------------------------------------------------------------------------------
                                                                                            Change in
                                                                                            Unrealized
                                                                           Realized Gain    Gain or
 Derivatives Not Accounted for                                             or (Loss)        (Loss) on
 as Hedging Instruments Under                                              on Derivatives   Derivatives
 Accounting Standards Codification  Location of Gain or (Loss) On          Recognized       Recognized
 (ASC) 815                          Derivatives Recognized in Income       in Income        in Income
-------------------------------------------------------------------------------------------------------
 Interest Rate Futures              Net realized loss on futures           $(11,149)
                                    contracts

 Foreign Exchange Contracts         Net realized gain on forward foreign   $ 45,972
                                    currency contracts and other assets
                                    and liabilities denominated in
                                    foreign currencies

 Foreign Exchange Contracts         Change in unrealized gain (loss) on                     $19,695
                                    forward foreign currency contracts
                                    and other assets and liabilities
                                    denominated in foreign currencies

8. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2011, the Fund had no borrowings under this agreement.


             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11    55

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VII and the Shareowners of Pioneer Global Aggregate Bond Fund
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Global Aggregate Bond Fund (the "Fund") (one of the portfolios constituting the Pioneer Series Trust VII), including the schedule of investments, as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global Aggregate Bond Fund at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                            /s/Ernst & Young LLP

Boston, Massachusetts
December 23, 2011

56    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11

ADDITIONAL INFORMATION (unaudited)

The percentage of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 65.19%.








             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11    57

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 55 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


58    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11

Interested Trustees

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
--------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*    Chairman of the Board,   Trustee since 2001.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*   Trustee and Executive    Trustee since 2007.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement
                                                     or removal.
--------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

Interested Trustees
--------------------------------------------------------------------------------------------------------------------
                                                                                                Other Directorships
Name and Age                Principal Occupation                                                Held by this Trustee
--------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*    Non-Executive Chairman and a director of Pioneer Investment         None
                            Management USA Inc. ("PIM-USA"); Chairman and a director of
                            Pioneer; Chairman and Director of Pioneer Institutional Asset
                            Management, Inc. (since 2006); Director of Pioneer Alternative
                            Investment Management Limited (Dublin, until October 2011);
                            President and a director of Pioneer Alternative Investment
                            Management (Bermuda) Limited and affiliated funds; Deputy
                            Chairman and a director of Pioneer Global Asset Management
                            S.p.A. ("PGAM") (until April 2010); Director of PIOGLOBAL Real
                            Estate Investment Fund (Russia) (until June 2006); Director of
                            Nano-C, Inc. (since 2003); Director of Cole Management Inc.
                            (since 2004); Director of Fiduciary Counseling, Inc.; President
                            and Director of Pioneer Funds Distributor, Inc. ("PFD") (until May
                            2006); President of all of the Pioneer Funds; and Of Counsel,
                            Wilmer Cutler Pickering Hale and Dorr LLP
--------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*   Director, CEO and President of PIM-USA (since February 2007);       None
                            Director and President of Pioneer and Pioneer Institutional Asset
                            Management, Inc. (since February 2007); Executive Vice
                            President of all of the Pioneer Funds (since March 2007);
                            Director of PGAM (2007 - 2010); Head of New Europe Division,
                            PGAM (2000 - 2005); and Head of New Markets Division, PGAM
                            (2005 - 2007)
--------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


               Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11  59

Independent Trustees

----------------------------------------------------------------
                     Position Held    Length of Service
Name and Age         with the Fund    and Term of Office
----------------------------------------------------------------
David R. Bock (67)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------
Mary K. Bush (63)    Trustee          Trustee since 2001.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.

Independent Trustees
--------------------------------------------------------------------------------------------------------------------------
                                                                                            Other Directorships
Name and Age         Principal Occupation                                                   Held by this Trustee
--------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)   Managing Partner, Federal City Capital Advisors (corporate             Director of Enterprise
                     advisory services company) (1997 - 2004 and 2008 - present);           Community Investment, Inc.
                     Interim Chief Executive Officer, Oxford Analytica, Inc. (privately     (privately held affordable
                     held research and consulting company) (2010); Executive Vice           housing finance company)
                     President and Chief Financial Officer, I-trax, Inc. (publicly traded   (1985 - 2010); Director of
                     health care services company) (2004 - 2007); and Executive             Oxford Analytica, Inc. (2008
                     Vice President and Chief Financial Officer, Pedestal Inc. (internet-   - present); Director of The
                     based mortgage trading company) (2000 - 2002)                          Swiss Helvetia Fund, Inc.
                                                                                            (closed-end fund) (2010 -
                                                                                            present); and Director of
                                                                                            New York Mortgage Trust
                                                                                            (publicly traded mortgage
                                                                                            REIT) (2004 - 2009)
--------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)    Chairman, Bush International, LLC (international financial             Director of Marriott
                     advisory firm) (1991 - present); Senior Managing Director, Brock       International, Inc. (2008 -
                     Capital Group, LLC (strategic business advisors) (2010 -               present); Director of
                     present); Managing Director, Federal Housing Finance Board             Discover Financial Services
                     (oversight of Federal Home Loan Bank system) (1989 - 1991);            (credit card issuer and
                     Vice President and Head of International Finance, Federal              electronic payment services)
                     National Mortgage Association (1988 - 1989); U.S. Alternate            (2007 - present); Former
                     Executive Director, International Monetary Fund (1984 - 1988);         Director of Briggs & Stratton
                     Executive Assistant to Deputy Secretary of the U.S. Treasury, U.S.     Co. (engine manufacturer)
                     Treasury Department (1982 - 1984); and Vice President and              (2004 - 2009); Former
                     Team Leader in Corporate Banking, Bankers Trust Co. (1976 -            Director of UAL Corporation
                       1982)                                                                (airline holding company)
                                                                                            (2006 - 2010); Director of
                                                                                            ManTech International

60  Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11

--------------------------------------------------------------------------------------------------------------------------
                           Position Held   Length of Service                            Other Directorships
Name and Age               with the Fund   and Term of Office   Principal Occupation    Held by this Trustee
--------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (continued)                                                                Corporation (national
                                                                                        security, defense, and
                                                                                        intelligence technology firm)
                                                                                        (2006 - present); Member,
                                                                                        Board of Governors,
                                                                                        Investment Company
                                                                                        Institute (2007 - present);
                                                                                        Member, Board of
                                                                                        Governors, Independent
                                                                                        Directors Council (2007 -
                                                                                        present); Former Director of
                                                                                        Brady Corporation (2000 -
                                                                                        2007); Former Director
                                                                                        of Mortgage Guaranty
                                                                                        Insurance Corporation
                                                                                        (1991 - 2006); Former
                                                                                        Director of Millennium
                                                                                        Chemicals, Inc. (commodity
                                                                                        chemicals) (2002 - 2005);
                                                                                        Former Director, R.J.
                                                                                        Reynolds Tobacco Holdings,
                                                                                        Inc. (tobacco) (1999 -
                                                                                        2005); and Former Director
                                                                                        of Texaco, Inc. (1997 -
                                                                                        2001)
--------------------------------------------------------------------------------------------------------------------------

               Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11
61

----------------------------------------------------------------------
                            Position Held   Length of Service
Name and Age                with the Fund   and Term of Office
----------------------------------------------------------------------
Benjamin M. Friedman (67)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Margaret B.W. Graham (64)   Trustee         Trustee since 2001.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Thomas J. Perna (61)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                             Other Directorships
Name and Age                Principal Occupation                                             Held by this Trustee
---------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)   William Joseph Maier Professor of Political Economy, Harvard     Trustee, Mellon Institutional
                            University (1972 - present)                                      Funds Investment Trust and
                                                                                             Mellon Institutional Funds
                                                                                             Master Portfolio (oversaw
                                                                                             17 portfolios in fund
                                                                                             complex) (1989 - 2008)
---------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (64)   Founding Director, Vice-President and Corporate Secretary, The   None
                            Winthrop Group, Inc. (consulting firm) (1982 - present);
                            Desautels Faculty of Management, McGill University (1999 -
                            present); and Manager of Research Operations and
                            Organizational Learning, Xerox PARC, Xerox's Advance Research
                            Center (1990 - 1994)
---------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)        Chairman and Chief Executive Officer, Quadriserv, Inc.           Director, Broadridge
                            (technology products for securities lending industry) (2008 -    Financial Solutions, Inc.
                            present); private investor (2004 - 2008); and Senior Executive   (investor communications
                            Vice President, The Bank of New York (financial and securities   and securities processing
                            services) (1986 - 2004)                                          provider for financial
                                                                                             services industry) (2009 -
                                                                                             present); and Director,
                                                                                             Quadriserv, Inc. (2005 -
                                                                                             present)
---------------------------------------------------------------------------------------------------------------------------

62  Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11

---------------------------------------------------------------------
                           Position Held   Length of Service
Name and Age               with the Fund   and Term of Office
---------------------------------------------------------------------
Marguerite A. Piret (63)   Trustee         Trustee since 2001.
                                           Serves until a successor
                                           trustee is elected or
                                           earlier retirement or
                                           removal.
---------------------------------------------------------------------
Stephen K. West (83)       Trustee         Trustee since 2001.
                                           Serves until a successor
                                           trustee is elected or
                                           earlier retirement or
                                           removal.
---------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                                              Other Directorships
Name and Age               Principal Occupation                                               Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (63)   President and Chief Executive Officer, Newbury, Piret & Company,   Director of New America
                           Inc. (investment banking firm) (1981 - present)                    High Income Fund, Inc.
                                                                                              (closed-end investment
                                                                                              company) (2004 - present);
                                                                                              and member, Board of
                                                                                              Governors, Investment
                                                                                              Company Institute (2000 -
                                                                                              2006)
-----------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)       Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 -         Director, The Swiss Helvetia
                           present); and Partner, Sullivan & Cromwell LLP (prior to 1998)     Fund, Inc. (closed-end
                                                                                              investment company); and
                                                                                              Director, AMVESCAP, PLC
                                                                                              (investment manager)
                                                                                              (1997-2005)
-----------------------------------------------------------------------------------------------------------------------------


               Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11  63

Fund Officers

--------------------------------------------------------------------------
                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
--------------------------------------------------------------------------
Christopher J. Kelley (46)   Secretary             Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Carol B. Hannigan (50)       Assistant Secretary   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Thomas Reyes (48)            Assistant Secretary   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Mark E. Bradley (51)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Treasurer   Since 2001. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Gary Sullivan (53)           Assistant Treasurer   Since 2002. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------

Fund Officers
-----------------------------------------------------------------------------------------------------------------------
                                                                                                  Other Directorships
Name and Age                 Principal Occupation                                                 Held by this Officer
-----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (46)   Vice President and Associate General Counsel of Pioneer since        None
                             January 2008 and Secretary of all of the Pioneer Funds since
                             June 2010; Assistant Secretary of all of the Pioneer Funds from
                             September 2003 to May 2010; and Vice President and Senior
                             Counsel of Pioneer from July 2002 to December 2007
-----------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)       Fund Governance Director of Pioneer since December 2006 and          None
                             Assistant Secretary of all the Pioneer Funds since June 2010;
                             Manager -- Fund Governance of Pioneer from December 2003 to
                             November 2006; and Senior Paralegal of Pioneer from January
                             2000 to November 2003
-----------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)            Counsel of Pioneer since June 2007 and Assistant Secretary of        None
                             all the Pioneer Funds since June 2010; and Vice President and
                             Counsel at State Street Bank from October 2004 to June 2007
-----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)         Vice President -- Fund Accounting, Administration and                None
                             Controllership Services of Pioneer; Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; and Assistant Treasurer of all of
                             the Pioneer Funds from March 2004 to February 2008
-----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Vice President -- Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)           Fund Accounting Manager -- Fund Accounting, Administration           None
                             and Controllership Services of Pioneer; and Assistant Treasurer of
                             all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------

64  Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11

--------------------------------------------------------------------------
                        Position Held              Length of Service
Name and Age            with the Fund              and Term of Office
--------------------------------------------------------------------------
David F. Johnson (31)   Assistant Treasurer        Since 2009. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Jean M. Bradley (59)    Chief Compliance Officer   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                            Other Directorships
Name and Age            Principal Occupation                                                Held by this Officer
------------------------------------------------------------------------------------------------------------------
David F. Johnson (31)   Fund Administration Manager -- Fund Accounting, Administration      None
                        and Controllership Services since November 2008; Assistant
                        Treasurer of all of the Pioneer Funds since January 2009; and
                        Client Service Manager -- Institutional Investor Services at State
                        Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)    Chief Compliance Officer of Pioneer and of all the Pioneer Funds    None
                        since March 2010; Director of Adviser and Portfolio Compliance
                        at Pioneer since October 2005; and Senior Compliance Officer for Columbia Management Advisers, Inc. from October 2003 to
                        October 2005
------------------------------------------------------------------------------------------------------------------



               Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11  65

                           This page for your notes.

66    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11

                           This page for your notes.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11    67

                           This page for your notes.

68    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



[GRAPHIC MAP]



                        Pioneer Global High
                        Yield Fund
--------------------------------------------------------------------------------
                        Annual Report | October 31, 2011
--------------------------------------------------------------------------------





                        Ticker Symbols:
                        Class A   PGHYX
                        Class B   PGHBX
                        Class C   PGYCX
                        Class Y   GHYYX
                        Class Z   PGHZX



                        [LOGO] PIONEER
                               Investments(R)
                       visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         57

Notes to Financial Statements                                                66

Report of Independent Registered Public Accounting Firm                      78

Trustees, Officers and Service Providers                                     80


                  Pioneer Global High Yield Fund | Annual Report | 10/31/11    1

President's Letter

Dear Shareowner,

During the first three quarters of 2011, the U.S. economy struggled to gain solid footing. The economy went through a soft patch in the first half, and the second half, so far, has been highlighted by the U.S. government's battle over the debt ceiling and Standard & Poor's downgrade of the U.S. Treasury's credit rating from the top rating of "AAA" for the first time in history. After rallying nicely in the first half, U.S. equity markets reacted sharply this summer to the political stalemate and the downgrade. There has been continued pressure on equities due to concerns about the growing European sovereign-debt crisis and its potential impact on the global economy.

Despite legitimate reasons for concern, we believe there are also reasons for optimism that the U.S. economy will continue to exhibit modest growth and is not headed into a severe recession. Corporations continue to post solid earnings and, for the most part, are maintaining their positive earnings outlooks. They also have strong balance sheets with improved net leverage and high cash levels. Auto production has rebounded following the Japanese supply-chain interruptions caused by the earthquake and tsunami last spring. Retail sales growth year-over-year has remained steady despite low consumer confidence. And despite high unemployment in the U.S., private sector employment has grown consistently, albeit modestly, since February 2010. There are certainly risks to our outlook, including possible contagion from the European sovereign-debt and banking crisis, the fiscal drag from federal and state budget cuts in the U.S., as well as potential "negative feedback loops" from capital-market volatility. But broadly speaking, we think the subpar economic recovery is consistent with recoveries from other "balance sheet"-caused recessions.

The difficult recovery process has been accompanied by wide market swings. While this is a challenging environment, our investment professionals continue to focus on finding good opportunities to invest in both equity and bond markets using the same disciplined approach Pioneer has used since 1928. Our approach is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.


2    Pioneer Global High Yield Fund | Annual Report | 10/31/11

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                  Pioneer Global High Yield Fund | Annual Report | 10/31/11    3

Portfolio Management Discussion | 10/31/11

Against a fast-changing backdrop for fixed-income investing, high-yield corporate bonds and other credit-sensitive securities produced modestly positive results over the 12 months ended October 31, 2011. The credit-sensitive sectors performed well early in the 12-month period amid general confidence and a broad global recovery, but markets grew increasingly volatile in the latter part of the period as a variety of concerns weighed on investors' minds. In the following interview, Andrew Feltus discusses the factors that influenced the performance of Pioneer Global High Yield Fund during the 12 months ended October 31, 2011. Mr. Feltus, senior vice president and portfolio manager at Pioneer, and Tracy Wright, senior vice president and portfolio manager at Pioneer, are responsible for the daily management of the Fund.

Q    How did the Fund perform during the 12 months ending October 31, 2011?

A Pioneer Global High Yield Fund Class A shares returned 0.49% at net asset value over the 12 months ended October 31, 2011, while the Fund's benchmarks, the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the BofA ML Global High Yield and Emerging Markets Plus Index, returned 4.81% and 3.34%, respectively. Over the same 12-month period, the average return of the 495 mutual funds in Lipper's High Current Yield Funds category was 3.60%. On October 31, 2011, the 30-day standardized SEC yield of the Fund's Class A shares was 9.41% with fees waived and 9.33% without fees waived.

Q What were the principal factors that affected the Fund's benchmark-relative performance during the 12 months ended October 31, 2011?

A The major factor behind the Fund's underperformance relative to both BofA ML benchmarks -- particularly the Global High Yield and Emerging Markets Plus Index -- as well as the Fund's Lipper peer group average, was greater portfolio exposure to higher-yielding investments. While the benchmark indices had as much as 22% of assets allocated to investment-grade debt, we generally retained a greater emphasis on lower-rated, high-yielding debt in the Fund's portfolio. For example, at the end of the period on October 31, 2011, just 7.1% of the Fund's net assets were allocated to securities with investment-grade credit ratings of BBB or higher. Moreover, the Fund's exposure to corporate high-yield bonds in the emerging markets held back results relative to the BofA ML High Yield Master II Index, which is primarily a domestic-oriented benchmark.


4    Pioneer Global High Yield Fund | Annual Report | 10/31/11

     While a variety of factors combined to drive high-yield prices down in the final half of the Fund's fiscal year, we believe that the bond market overreacted and that high-yield debt has become significantly undervalued as a result. The yield spreads between domestic high-yield corporates and Treasuries had widened to approximately 7.5%, or 750 basis points (bps) by October 31, 2011. (Yield spreads are defined as the difference in yield between Treasuries and lower-quality securities.) By historical standards, that type of yield spread reflects a default rate of approximately 9%, and yet the current default rate (as of October 31, 2011) for high-yield securities is just 2%. We also think corporations are in solid financial shape, with strong balance sheets -- much stronger, in fact, than we saw going into the recession of 2007-2008 -- and we do not expect any significant rise in default rates at a time when U.S. corporations generally have been improving their earnings. The low prices for high-yield bonds are not, in our estimation, justified by the underlying economic fundamentals.

Q What was the high-yield market environment like during the 12 months ended October 31, 2011?

A The first six months of the period actually offered a favorable environment for high-yield investing. Investors were generally confident that the global economic recovery would continue and strengthen. At the same time, the U.S. Federal Reserve's (the Fed's) stimulative monetary policy had injected more liquidity into the market and encouraged investment.

     The first cracks in the positive picture began appearing in April 2011, when the Fed's sale of some asset-backed securities led to lower prices for the credit sectors in general. Not too much later, sovereign-debt problems in Greece, Italy and several other European countries started dominating the news, raising worries among investors that European debt problems could have contagious effects on the global economy. Investor confidence was undermined further during the summer months by new data indicating that unemployment problems in the U.S. were not improving and that economic growth was weakening. The growth of gross domestic product (GDP) in the U.S. moved at a modest 1.3% annual pace for the second quarter of 2011 (April through June). To make matters worse, confidence in the ability of the federal government to make decisions faltered. The debate in Washington, D.C., over raising the national debt ceiling further undermined investor confidence, which received an additional jolt in early August when the Standard & Poor's credit rating agency issued its first-ever ratings downgrade for U.S. Treasury securities. The market for higher-yielding, emerging market debt also fared badly over the final six months of the Fund's fiscal year, with investment money flowing out of the emerging markets over the final two months as investors sought perceived safer havens during a time of market volatility.


                  Pioneer Global High Yield Fund | Annual Report | 10/31/11    5

     After the almost unrelenting tide of negative news, the market appeared to start turning around again in the final weeks of the 12-month period. First, new data about the domestic economy appeared to show some unexpected strength, and even the jobs market showed evidence of improvement. At the same time, European political and financial leaders appeared to be seriously addressing the major debt problems affecting some European nations. In reaction, the domestic high-yield market rallied again in the final month of the Fund's fiscal year.

Q How did the Fund's positioning and security selection affect its performance over the 12 months ended October 31, 2011?

A As we indicated previously, the heavy emphasis on high-yield debt in the portfolio -- predominately U.S. corporate bonds -- was the major factor behind the Fund's somewhat disappointing results, particularly when compared with the BofA ML benchmarks and the Lipper peer group. Also, as we noted previously, the Fund's investments in high-yielding corporate debt in the emerging markets hurt performance relative to the BofA ML High Yield Master II Index. Approximately 90% of the Fund's emerging market investments were in corporate bonds. Investments in floating-rate bank loans also did not help performance, as the group sold off aggressively during the market downturn in August.

     The biggest performance detractor from an individual security standpoint was the Fund's investment in the debt of Sino Forest, a Canadian corporation operating in China. The bonds fell sharply in value when the company faced accusations of fraud. Nevertheless, the company continued to make payments on its bonds during the controversy. Also holding back Fund results were investments in two China-based solar energy companies, Suntech Power and ReneSola. Another investment that did not help the Fund's performance was the debt of Sevan Marine, which manufactures offshore drilling platforms for the energy industry. The company restructured its debt when it ran into cash-flow problems.

     On the positive side, our decision to underweight the Fund in Europe tended to help relative performance, as European high-yield bonds performed worse than domestic bonds, especially in the final six months of the Fund's fiscal year when the declining value of European bonds was exacerbated by poor performance by the euro currency. Another plus came from the Fund's investments in catastrophe-linked bonds (also known as event-linked bonds), which are securities issued by property-and-casualty reinsurance companies to spread out the risks associated with property claims from large natural disasters. Although the group underperformed immediately following the March 2011 earthquake and tsunami in Japan, it held up better later in the Fund's fiscal year.


6    Pioneer Global High Yield Fund | Annual Report | 10/31/11

     Individual investments that helped the Fund's performance included convertible securities of Cubist Pharmaceuticals, a biotechnology firm specializing in antibiotics, and WESCO International, a distributor of electronic industrial components. In addition, the Fund profited from the appreciation in value of the bonds of two companies, Vangent and Global Crossing, that were acquired by larger corporations.

     As of October 31, 2011, roughly 60% of the Fund's net assets were invested in U.S. high-yield securities, mainly corporates; about 28% of assets were invested in emerging market securities, also primarily in corporates; while the other 12% of the Fund's assets were divided among floating-rate bank loans, international high-yield securities (outside of the emerging markets), and cash/cash equivalents.

Q    What is your investment outlook?

A We continue to be optimistic, as we believe that the U.S. and global economies should expand, although at moderate paces. U.S. high-yield debt appears to be undervalued. We do not expect defaults in the high-yield sector to rise noticeably and we anticipate continuing to emphasize that group in the Fund's portfolio. The two principal risks facing the market appear to be from outside the U.S. Worries about sovereign-debt problems in Europe will likely keep markets around the world volatile. At the same time, investors are concerned that the Chinese government will become more aggressive in slowing the rate of domestic growth in that country, and that could have a damaging effect on the global economy.

     Despite the risks, we think high-yield bonds offer potentially attractive opportunities, particularly during a time when economies are growing and corporations appear to have healthy finances.

Please refer to the Schedule of Investments on pages 18-56 for a full listing of Fund securities.


                  Pioneer Global High Yield Fund | Annual Report | 10/31/11    7

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that mortgage-backed securities will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.


8    Pioneer Global High Yield Fund | Annual Report | 10/31/11

Portfolio Summary | 10/31/11

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of long-term securities, based on S&P ratings)

[The data is a representation of a pie chart in the printed material]

A & Higher                                1.4%
BBB                                       4.6%
BB                                       20.3%
B                                        49.0%
CCC & Lower                              12.7%
Not Rated                                10.9%
Cash Equivalents                          1.1%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[The data is a representation of a bar chart in the printed material]

United States                            59.4%
Cayman Islands                            6.2%
Argentina                                 3.7%
Mexico                                    2.9%
Brazil                                    2.9%
Bermuda                                   2.7%
Ireland                                   2.7%
United Kingdom                            2.5%
Netherlands                               2.5%
Canada                                    2.4%
Norway                                    2.4%
Luxembourg                                2.3%
Indonesia                                 1.2%
Germany                                   1.1%
Other (individually less than 1.0%)       5.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.    Cincinnati Bell, Inc., 8.25%, 10/15/17                              0.88%
--------------------------------------------------------------------------------
 2.    WESCO International, Inc., 6.0%, 9/15/29                            0.86
--------------------------------------------------------------------------------
 3.    Massey Energy Co., 3.25%, 8/1/15                                    0.75
--------------------------------------------------------------------------------
 4.    Ford Motor Co., 4.25%, 11/15/16                                     0.75
--------------------------------------------------------------------------------
 5.    Energisa SA, 9.5%, 1/29/49                                          0.74
--------------------------------------------------------------------------------
 6.    DynCorp International, Inc., 10.375%, 7/1/17                        0.73
--------------------------------------------------------------------------------
 7.    Minerva Overseas II, 10.875%, 11/15/19 (144A)                       0.72
--------------------------------------------------------------------------------
 8.    Expro Finance Luxembourg SCA, 8.5%, 12/15/16                        0.72
--------------------------------------------------------------------------------
 9.    Berau Capital Resources, 12.5%, 7/8/15 (144A)                       0.69
--------------------------------------------------------------------------------
10.    Chrysler Group LLC, Tranche B Term Loan, 5/24/17                    0.69
--------------------------------------------------------------------------------

* The list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


                  Pioneer Global High Yield Fund | Annual Report | 10/31/11    9

Prices and Distributions | 10/31/11

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                          10/31/11                      10/31/10
--------------------------------------------------------------------------------
       A                             $ 9.83                        $10.53
--------------------------------------------------------------------------------
       B                             $ 9.83                        $10.53
--------------------------------------------------------------------------------
       C                             $ 9.80                        $10.49
--------------------------------------------------------------------------------
       Y                             $ 9.66                        $10.35
--------------------------------------------------------------------------------
       Z                             $10.11                        $10.86
--------------------------------------------------------------------------------

Distributions per Share: 11/1/10-10/31/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Net Investment           Short-Term             Long-Term
     Class               Income              Capital Gains         Capital Gains
--------------------------------------------------------------------------------
       A                 $0.7717                  $ --                 $ --
--------------------------------------------------------------------------------
       B                 $0.6856                  $ --                 $ --
--------------------------------------------------------------------------------
       C                 $0.6963                  $ --                 $ --
--------------------------------------------------------------------------------
       Y                 $0.7968                  $ --                 $ --
--------------------------------------------------------------------------------
       Z                 $0.8291                  $ --                 $ --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Bank of America (BofA) Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index tracks the performance of the below and border-line investment-grade global debt markets denominated in the major developed market currencies. The index includes sovereign issuers rated BBB1 and lower along with corporate issuers rated BB1 and lower. There are no restrictions on issuer country of domicile. However, the bonds must be publicly issued in a developed market (i.e., investment-grade country). The BofA ML High Yield Master II Index is a commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment and Value of $5 Million Investment" charts appearing on pages 11-15.


10    Pioneer Global High Yield Fund | Annual Report | 10/31/11

Performance Update | 10/31/11                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund at public offering price, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.

Average Annual Total Returns
(As of October 31, 2011)
--------------------------------------------------------------------
                                      Net Asset     Public Offering
Period                                Value (NAV)   Price (POP)
--------------------------------------------------------------------
10 Years                              10.22%         9.72%
5 Years                                5.35          4.39
1 Year                                 0.49         -4.06
--------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2011)
--------------------------------------------------------------------
                                      Gross        Net
--------------------------------------------------------------------
                                      1.15%        1.10%
--------------------------------------------------------------------

[The data is a representation of a mountain chart in the printed material]

Value of $10,000 Investment

                        Pioneer Global            BofA ML High Yield         BofA ML Global High Yield and
                       High Yield Fund             Master II Index            Emerging Markets Plus Index
10/01                        $ 9,550                   $10,000                          $10,000
                               9,578                     9,347                            9,832
10/03                         13,944                    12,441                           13,242
                              16,010                    13,951                           15,073
10/05                         17,373                    14,504                           15,971
                              19,479                    16,003                           17,824
10/07                         21,095                    17,099                           19,334
                              14,460                    12,565                           14,213
10/09                         20,759                    18,695                           21,513
                              25,152                    22,296                           25,302
10/11                         25,276                    23,369                           26,147

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/12 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                 Pioneer Global High Yield Fund | Annual Report | 10/31/11    11

Performance Update | 10/31/11                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.

Average Annual Total Returns
(As of October 31, 2011)
-------------------------------------------------------------------
                                      If            If
Period                                Held          Redeemed
-------------------------------------------------------------------
Life-of-Class
(11/21/03)                             6.71%         6.71%
5 Years                                4.53          4.53
1 Year                                -0.32         -4.06
-------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2011)
-------------------------------------------------------------------
                                      Gross         Net
-------------------------------------------------------------------
                                      1.92%         1.92%
-------------------------------------------------------------------

[The data is a representation of a mountain chart in the printed material]

Value of $10,000 Investment

                        Pioneer Global            BofA ML High Yield         BofA ML Global High Yield and
                       High Yield Fund             Master II Index            Emerging Markets Plus Index
11/03                      $10,000                     $10,000                          $10,000
                            11,146                      11,067                           11,192
10/05                       11,995                      11,505                           11,858
                            13,344                      12,694                           13,234
10/07                       14,332                      13,563                           14,355
                             9,743                       9,967                           10,553
10/09                       13,875                      14,829                           15,974
                            16,706                      17,686                           18,787
10/11                       16,651                      18,537                           19,414

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit us.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer Global High Yield Fund | Annual Report | 10/31/11

Performance Update | 10/31/11                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.

Average Annual Total Returns
(As of October 31, 2011)
-------------------------------------------------------------------
                                      If            If
Period                                Held          Redeemed
-------------------------------------------------------------------
Life-of-Class
(11/21/03)                             6.67%         6.67%
5 Years                                4.59          4.59
1 Year                                -0.13         -0.13
-------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2011)
-------------------------------------------------------------------
                                      Gross         Net
-------------------------------------------------------------------
                                      1.82%         1.82%
-------------------------------------------------------------------


[The data is a representation of a mountain chart in the printed material]

Value of $10,000 Investment

                        Pioneer Global            BofA ML High Yield         BofA ML Global High Yield and
                       High Yield Fund             Master II Index            Emerging Markets Plus Index
11/03                      $10,000                     $10,000                          $10,000
                            11,079                      11,067                           11,192
10/05                       11,921                      11,505                           11,858
                            13,267                      12,694                           13,234
10/07                       14,260                      13,563                           14,355
                             9,685                       9,967                           10,553
10/09                       13,807                      14,829                           15,974
                            16,628                      17,686                           18,787
10/11                       16,607                      18,537                           19,414

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                 Pioneer Global High Yield Fund | Annual Report | 10/31/11    13

Performance Update | 10/31/11                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Global High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch Global High Yield and Emerging Markets Plus Index.

Average Annual Total Returns
(As of October 31, 2011)
-------------------------------------------------------------------
                                      If            If
Period                                Held          Redeemed
-------------------------------------------------------------------
10 Years                              10.24%        10.24%
5 Years                                5.60          5.60
1 Year                                 0.85          0.85
-------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2011)
-------------------------------------------------------------------
                                      Gross         Net
-------------------------------------------------------------------
                                      0.73%         0.73%
-------------------------------------------------------------------

[The data is a representation of a mountain chart in the printed material]

Value of $5 Million Investment

                   Pioneer Global           BofA ML High Yield          BofA ML Global High Yield and
                  High Yield Fund             Master II Index            Emerging Markets Plus Index
10/01               $ 5,000,000                 $ 5,000,000                      $ 5,000,000
                      5,015,391                   4,673,309                        4,915,756
10/03                 7,301,659                   6,220,297                        6,620,831
                      8,383,885                   6,975,686                        7,536,508
10/05                 9,097,713                   7,251,865                        7,985,345
                     10,092,349                   8,001,638                        8,912,031
10/07                10,912,212                   8,549,488                        9,666,909
                      7,533,293                   6,282,411                        7,106,544
10/09                10,831,067                   9,347,399                       10,756,623
                     13,143,077                  11,147,932                       12,650,941
10/11                13,254,178                  11,684,493                       13,073,254

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Y shares for periods prior to the inception of Class Y shares on December 28, 2005, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception on December 28, 2005 would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


14    Pioneer Global High Yield Fund | Annual Report | 10/31/11

Performance Update | 10/31/11                                     Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch Global High Yield and Emerging Markets Plus Index.

Average Annual Total Returns
(As of October 31, 2011)
-------------------------------------------------------------------
                                      If            If
Period                                Held          Redeemed
-------------------------------------------------------------------
10 Years                              10.56%        10.56%
5 Years                                6.00          6.00
1 Year                                 0.53          0.53
-------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2011)
-------------------------------------------------------------------
                                      Gross         Net
-------------------------------------------------------------------
                                      0.91%         0.90%
-------------------------------------------------------------------

[The data is a representation of a mountain chart in the printed material]

Value of $10,000 Investment

                   Pioneer Global           BofA ML High Yield          BofA ML Global High Yield and
                  High Yield Fund             Master II Index            Emerging Markets Plus Index
10/01                 $10,000                    $10,000                          $10,000
                       10,031                      9,347                            9,832
10/03                  14,603                     12,441                           13,242
                       16,768                     13,951                           15,073
10/05                  18,195                     14,504                           15,971
                       20,401                     16,003                           17,824
10/07                  21,959                     17,099                           19,334
                       15,544                     12,565                           14,213
10/09                  22,334                     18,695                           21,513
                       27,155                     22,296                           25,302
10/11                  27,298                     23,369                           26,147

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Z shares for periods prior to the inception of Class Z shares on July 6, 2007, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on July 6, 2007 would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/12 for Class Z shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                 Pioneer Global High Yield Fund | Annual Report | 10/31/11    15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on actual returns from May 1, 2011 through October 31, 2011.

-----------------------------------------------------------------------------------------------------
Share Class                    A               B               C               Y               Z
-----------------------------------------------------------------------------------------------------
Beginning Account          $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
Value on 5/1/11
-----------------------------------------------------------------------------------------------------
Ending Account Value         $932.88         $929.07         $930.15         $934.58         $931.44
(after expenses)
on 10/31/11
-----------------------------------------------------------------------------------------------------
Expenses Paid                  $5.31           $9.24           $8.66           $3.61           $3.70
During Period*
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.09%, 1.90%, 1.78%, 0.74%, and 0.76%, for Class A, Class B, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


16    Pioneer Global High Yield Fund | Annual Report | 10/31/11

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from May 1, 2011 through October 31, 2011.

-----------------------------------------------------------------------------------------------------
Share Class                    A               B               C               Y               Z
-----------------------------------------------------------------------------------------------------
Beginning Account          $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
Value on 5/1/11
-----------------------------------------------------------------------------------------------------
Ending Account Value       $1,019.71       $1,015.63       $1,016.23       $1,021.48       $1,021.37
(after expenses)
on 10/31/11
-----------------------------------------------------------------------------------------------------
Expenses Paid                  $5.55           $9.65           $9.05           $3.77           $3.87
During Period*
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.09%, 1.90%, 1.78%, 0.74%, and 0.76%, for Class A, Class B, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                 Pioneer Global High Yield Fund | Annual Report | 10/31/11    17

Schedule of Investments | 10/31/11 (Consolidated)

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 CONVERTIBLE CORPORATE BONDS -- 5.8%
                                                 ENERGY -- 0.9%
                                                 Coal & Consumable Fuels -- 0.7%
        1,305,000                      CCC+/B2   James River Coal Co., 3.125%, 3/15/18              $      955,913
       19,320,000                       BB-/NR   Massey Energy Co., 3.25%, 8/1/15                       17,991,750
                                                                                                    --------------
                                                                                                    $   18,947,663
------------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Exploration & Production --  0.2%
        4,285,000                      BB+/Ba3   Chesapeake Energy Co., 2.5%, 5/15/37               $    4,247,506
                                                                                                    --------------
                                                 Total Energy                                       $   23,195,169
------------------------------------------------------------------------------------------------------------------
                                                 MATERIALS -- 0.6%
                                                 Construction Materials -- 0.3%
       11,050,000                        NR/NR   Cemex SAB de CV, 3.75%, 3/15/18                    $    6,464,250
------------------------------------------------------------------------------------------------------------------
                                                 Forest Products -- 0.3%
       14,559,000                        NR/NR   Sino-Forest Corp., 4.25%, 12/15/16 (e)             $    4,513,290
       12,150,000                      NR/Caa1   Sino-Forest Corp., 5.0%, 8/1/13 (e)                     3,827,250
                                                                                                    --------------
                                                                                                    $    8,340,540
                                                                                                    --------------
                                                 Total Materials                                    $   14,804,790
------------------------------------------------------------------------------------------------------------------
                                                 CAPITAL GOODS -- 1.1%
                                                 Construction & Farm Machinery & Heavy Trucks -- 0.3%
        6,285,000                         B/B1   Navistar International Corp.,
                                                 3.0%, 10/15/14                                     $    7,039,200
------------------------------------------------------------------------------------------------------------------
                                                 Electrical Components & Equipment -- 0.0%+
        1,250,000                         B/B2   General Cable Corp., 4.5%, 11/15/29                $    1,278,125
------------------------------------------------------------------------------------------------------------------
                                                 Trading Companies & Distributors -- 0.8%
       10,923,000                         B/NR   WESCO International, Inc.,
                                                 6.0%, 9/15/29                                      $   20,535,240
                                                                                                    --------------
                                                 Total Capital Goods                                $   28,852,565
------------------------------------------------------------------------------------------------------------------
                                                 AUTOMOBILES & COMPONENTS -- 0.7%
                                                 Automobile Manufacturers -- 0.7%
       12,029,000                      BB+/Ba2   Ford Motor Co., 4.25%, 11/15/16                    $   17,893,138
                                                                                                    --------------
                                                 Total Automobiles & Components                     $   17,893,138
------------------------------------------------------------------------------------------------------------------
                                                 FOOD, BEVERAGE & TOBACCO -- 0.2%
                                                 Tobacco -- 0.2%
        5,135,000                    CCC+/Caa1   Alliance One International, Inc.,
                                                 5.5%, 7/15/14                                      $    3,998,881
                                                                                                    --------------
                                                 Total Food, Beverage & Tobacco                     $    3,998,881
------------------------------------------------------------------------------------------------------------------
                                                 HEALTH CARE EQUIPMENT & SERVICES -- 0.5%
                                                 Health Care Technology -- 0.5%
       14,170,000                        NR/NR   WebMD Health Corp., 2.5%, 1/31/18                  $   12,451,888
                                                                                                    --------------
                                                 Total Health Care Equipment & Services             $   12,451,888
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Global High Yield Fund | Annual Report | 10/31/11

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 PHARMACEUTICALS & BIOTECHNOLOGY -- 0.4%
                                                 Biotechnology -- 0.4%
        7,600,000                        NR/NR   Cubist Pharmaceuticals, Inc.,
                                                 2.5%, 11/1/17                                      $   10,944,000
                                                                                                    --------------
                                                 Total Pharmaceuticals & Biotechnology              $   10,944,000
------------------------------------------------------------------------------------------------------------------
                                                 REAL ESTATE -- 0.1%
                                                 Real Estate Operating Companies -- 0.1%
        1,900,000                        B-/B3   Forest City Enterprises, 5.0%, 10/15/16            $    2,322,750
                                                                                                    --------------
                                                 Total Real Estate                                  $    2,322,750
------------------------------------------------------------------------------------------------------------------
                                                 SOFTWARE & SERVICES -- 0.0%+
                                                 Application Software -- 0.0%+
        1,025,000                        NR/NR   Mentor Graphics Corp., 4.0%, 4/1/31 (b)            $      957,094
                                                                                                    --------------
                                                 Total Software & Services                          $      957,094
------------------------------------------------------------------------------------------------------------------
                                                 SEMICONDUCTORS -- 1.1%
                                                 Semiconductor Equipment -- 0.4%
        3,400,000                     BB+/Baa1   Lam Research Corp., 1.25%, 5/15/18                 $    3,361,750
        5,515,000                        NR/NR   Novellus Systems, Inc., 2.625%, 5/15/41                 5,714,919
                                                                                                    --------------
                                                                                                    $    9,076,669
------------------------------------------------------------------------------------------------------------------
                                                 Semiconductors -- 0.7%
        4,650,000                        NR/NR   JA Solar Holdings Co., 4.5%, 5/15/13 (b)           $    3,534,000
       10,750,000                        NR/NR   Renesola, Ltd., 4.125%, 3/15/18                         5,536,250
        3,687,000                        NR/NR   SunPower Corp., 4.75%, 4/15/14                          3,175,429
       11,919,000                         B/NR   Suntech Power Co., 3.0%, 3/15/13                        5,765,816
                                                                                                    --------------
                                                                                                    $   18,011,495
                                                                                                    --------------
                                                 Total Semiconductors                               $   27,088,164
------------------------------------------------------------------------------------------------------------------
                                                 TELECOMMUNICATION SERVICES -- 0.2%
                                                 Integrated Telecommunication Services -- 0.2%
        2,485,000                        B+/B1   MasTec, Inc., 4.0%, 6/15/14                        $    3,761,669
                                                                                                    --------------
                                                 Total Telecommunication Services                   $    3,761,669
------------------------------------------------------------------------------------------------------------------
                                                 TOTAL CONVERTIBLE CORPORATE BONDS
                                                 (Cost $160,394,690)                                $  146,270,108
------------------------------------------------------------------------------------------------------------------
Shares
------------------------------------------------------------------------------------------------------------------
                                                 PREFERRED STOCKS -- 0.3%
                                                 CONSUMER SERVICES -- 0.0%+
                                                 Hotels, Resorts & Cruise Lines -- 0.0%+
           17,350                                Perseus Holding Corp.*                             $      641,950
                                                                                                    --------------
                                                 Total Consumer Services                            $      641,950
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/11    19

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
                   Rate (d)      Ratings
 Shares            (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 BANKS -- 0.0%+
                                                 Diversified Banks -- 0.0%+
              445                                Wells Fargo & Co., 7.5%, 12/31/49                  $      469,920
                                                                                                    --------------
                                                 Total Banks                                        $      469,920
------------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 0.3%
                                                 Consumer Finance -- 0.1%
            3,100                                Ally Financial, Inc., 7.0%, 12/31/49               $    2,311,921
------------------------------------------------------------------------------------------------------------------
                                                 Diversified Financial Services -- 0.2%
          280,000                                GMAC Capital Trust, Inc.                           $    5,868,800
                                                                                                    --------------
                                                 Total Diversified Financials                       $    8,180,721
------------------------------------------------------------------------------------------------------------------
                                                 TOTAL PREFERRED STOCKS
                                                 (Cost $10,373,499)                                 $    9,292,591
------------------------------------------------------------------------------------------------------------------
                                                 COMMON STOCKS -- 0.9%
                                                 ENERGY -- 0.1%
                                                 Oil & Gas Drilling -- 0.1%
           46,147                                Rowan Companies, Inc.*                             $    1,591,610
                                                                                                    --------------
                                                 Total Energy                                       $    1,591,610
------------------------------------------------------------------------------------------------------------------
                                                 MATERIALS -- 0.6%
                                                 Commodity Chemicals -- 0.1%
           55,345                                Georgia Gulf Corp.*(b)                             $    1,001,745
------------------------------------------------------------------------------------------------------------------
                                                 Diversified Metals & Mining -- 0.3%
        6,615,974                                Blaze Recycling and Metals LLC (Class A)
                                                 Units (f)                                          $    4,366,543
           95,846                                Freeport-McMoRan Copper & Gold, Inc.
                                                 (Class B)                                               3,858,760
                                                                                                    --------------
                                                                                                    $    8,225,303
------------------------------------------------------------------------------------------------------------------
                                                 Forest Products -- 0.0%+
          244,090                                Ainsworth Lumber Co., Ltd.*(b)                     $      375,693
------------------------------------------------------------------------------------------------------------------
                                                 Steel -- 0.2%
          127,393                                KNIA Holdings, Inc.*(f)                            $    2,419,185
          134,106                                Vale SA (A.D.R.) (b)                                    3,164,902
                                                                                                    --------------
                                                                                                    $    5,584,087
                                                                                                    --------------
                                                 Total Materials                                    $   15,186,828
------------------------------------------------------------------------------------------------------------------
                                                 CAPITAL GOODS -- 0.0%+
                                                 Building Products -- 0.0%+
              894                                Panolam Holdings Co.*(f)                           $      438,060
                                                                                                    --------------
                                                 Total Capital Goods                                $      438,060
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer Global High Yield Fund | Annual Report | 10/31/11

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
                   Rate (d)      Ratings
 Shares            (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 TRANSPORTATION -- 0.0%+
                                                 Marine -- 0.0%+
        1,436,515                                Horizon Lines, Inc.*                               $      395,042
                                                                                                    --------------
                                                 Total Transportation                               $      395,042
------------------------------------------------------------------------------------------------------------------
                                                 AUTOMOBILES & COMPONENTS -- 0.2%
                                                 Auto Parts & Equipment -- 0.2%
           99,863                                Lear Corp.                                         $    4,684,573
                                                                                                    --------------
                                                 Total Automobiles & Components                     $    4,684,573
------------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 0.0%+
                                                 Diversified Financial Services -- 0.0%+
           24,638                                BTA Bank JSC * (G.D.R.)                            $      108,506
                                                                                                    --------------
                                                 Total Diversified Financials                       $      108,506
------------------------------------------------------------------------------------------------------------------
                                                 REAL ESTATE -- 0.0%+
                                                 Real Estate Development -- 0.0%+
          159,647                                Newhall Land Development LLC*                      $      231,488
                                                                                                    --------------
                                                 Total Real Estate                                  $      231,488
------------------------------------------------------------------------------------------------------------------
                                                 SOFTWARE & SERVICES -- 0.0%+
                                                 Data Processing & Outsourced Services -- 0.0%+
           33,046                                Perseus Holding Corp.*(f)                          $           --
                                                                                                    --------------
                                                 Total Software & Services                          $           --
------------------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS
                                                 (Cost $22,966,304)                                 $   22,636,107
------------------------------------------------------------------------------------------------------------------
       Principal
      Amount ($)
------------------------------------------------------------------------------------------------------------------
                                                 ASSET BACKED SECURITIES -- 3.1%
                                                 AUTOMOBILES &
                                                 COMPONENTS -- 0.0%+
                                                 Automobile Manufacturers -- 0.0%+
          550,000                       BB/Ba1   AmeriCredit Automobile Receivables Trust,
                                                 6.23%, 7/9/18                                      $      552,661
                                                                                                    --------------
                                                 Total Automobiles & Components                     $      552,661
------------------------------------------------------------------------------------------------------------------
                                                 CONSUMER SERVICES -- 0.6%
                                                 Restaurants -- 0.6%
        4,750,000                    BBB-/Baa3   Dominos Pizza Master Issuer LLC,
                                                 5.261%, 4/25/37 (144A)                             $    4,779,688
       10,075,000                       BB/Aaa   Dominos Pizza Master Issuer LLC,
                                                 7.629%, 4/25/37 (144A)                                 10,276,500
                                                                                                    --------------
                                                                                                    $   15,056,188
                                                                                                    --------------
                                                 Total Consumer Services                            $   15,056,188
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/11    21

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 BANKS -- 1.5%
                                                 Diversified Banks -- 0.0%+
          658,286                     CCC/Caa1   WAMU Asset-Backed Certificates,
                                                 0.2358%, 1/25/37                                   $      647,450
------------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage Finance -- 1.5%
        2,837,523         1.16        AA+/Baa2   ACE 2004-HE4 M1, Floating Rate Note,
                                                 12/25/34                                           $    1,979,547
          492,005         0.35        CCC/Caa3   Ace Securities Corp., Floating Rate Note,
                                                 1/25/37                                                   161,747
        1,260,479         1.53        CCC/Caa3   Amortizing Residential Collateral Trust,
                                                 Floating Rate Note, 1/25/32                               493,021
          631,182         0.83         AAA/Aaa   Bayview Financial Acquisition, Floating
                                                 Rate Note, 8/28/44                                        602,674
        1,350,000                       BB-/A2   Bear Stearns Asset Backed Securities
                                                 Trust, 1.244%, 10/25/34                                   907,643
        1,480,000         0.68          CCC/B2   Bear Stearns Asset Backed Securities,
                                                 Inc., Floating Rate Note, 1/25/47                         527,308
        4,309,033         0.91          A/Caa1   Bear Stearns Asset Backed Securities,
                                                 Inc., Floating Rate Note, 3/25/35                       3,203,787
        1,408,056         0.34          CCC/B1   BSABS 2006-4 A1, Floating Rate Note,
                                                 10/25/33                                                1,328,935
        8,090,000         0.43        CCC/Caa2   Carrington Mortgage Loan Trust, Floating
                                                 Rate Note, 12/25/36                                     4,277,086
          655,969         0.36         CCC/Ba3   Carrington Mortgage Loan Trust, Floating
                                                 Rate Note, 2/25/32                                        586,674
        1,024,909         0.38          BB/Ba3   Carrington Mortgage Loan Trust, Floating
                                                 Rate Note, 2/25/35                                        989,670
        3,224,926                     CCC/Caa1   Citigroup Mortgage Loan Trust, Inc.,
                                                 0.32375%, 7/25/45                                       2,391,305
        2,450,522                      BBB-/B2   Countrywide Asset-Backed Certificates,
                                                 0.50875%, 6/25/36                                       1,916,504
        1,700,000         0.88         BB/Caa1   Countrywide Asset-Backed Certificates,
                                                 Floating Rate Note, 11/25/34                              963,966
        1,446,375         0.40        CCC/Caa2   CWL 2006-19 2A2, Floating Rate Note,
                                                 3/25/37                                                   990,503
       10,606,758         0.69         CCC/Aaa   CWL 2007-SD1 A1, Floating Rate Note,
                                                 3/25/47                                                 4,624,992
          865,526         0.96        AAA/Caa2   FBR Securitization Trust, Floating Rate
                                                 Note, 10/25/35                                            466,081
        1,104,309         0.39           B-/B3   Gsamp Trust, Floating Rate Note, 1/25/37                  980,303
        4,000,000                      BBB/Aaa   LEAF II Receivables 5.5%, 10/20/13                      3,633,600
        2,803,374         0.35        CCC/Caa3   Lehman XS Trust, Floating Rate Note,
                                                 8/25/36                                                 1,195,146
        6,185,159         0.61           CC/Ca   Lehman XS Trust, Floating Rate Note,
                                                 12/25/35                                                1,920,263

The accompanying notes are an integral part of these financial statements.

22    Pioneer Global High Yield Fund | Annual Report | 10/31/11

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage Finance -- (continued)
        1,303,876         0.37         AAA/Ba1   Residential Asset Mortgage Products, Inc.,
                                                 Floating Rate Note, 10/25/35                       $    1,091,560
        1,500,000                       CCC/B3   Security National Mortgage Loan Trust,
                                                 6.55%, 4/25/37                                          1,294,806
                                                                                                    --------------
                                                                                                    $   36,527,121
                                                                                                    --------------
                                                 Total Banks                                        $   37,174,571
------------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 1.0%
                                                 Diversified Financial Services -- 0.6%
          137,187         0.85          B-/Ba3   Aircraft Finance Trust, Floating Rate Note,
                                                 5/15/24                                            $      128,956
        9,422,799         0.83         B-/Caa1   Aircraft Finance Trust, Floating Rate Note,
                                                 5/15/24                                                 4,805,628
        1,900,559                         B/B1   Ellington Loan Acquisition, 1.0625%,
                                                 5/27/37                                                 1,714,735
        5,377,000         0.34          CCC/B2   Home Equity Asset Trust, Floating Rate
                                                 Note, 3/25/37                                           4,300,584
       17,167,781                       CCC/Ca   Long Beach Mortgage Loan Trust,
                                                 0.45063%, 3/25/46                                       5,590,104
                                                                                                    --------------
                                                                                                    $   16,540,007
------------------------------------------------------------------------------------------------------------------
                                                 Specialized Finance -- 0.4%
        1,098,303         0.65       CCC+/Caa2   Lease Investment Flight, Floating Rate
                                                 Note, 7/15/31                                      $      713,938
       12,609,558         0.61       CCC+/Caa2   Lease Investment Flight, Floating Rate
                                                 Note, 7/15/31                                           8,574,500
                                                                                                    --------------
                                                                                                    $    9,288,438
                                                                                                    --------------
                                                 Total Diversified Financials                       $   25,828,445
------------------------------------------------------------------------------------------------------------------
                                                 REAL ESTATE -- 0.0%+
                                                 Mortgage Real Estate Investment Trust -- 0.0%+
          976,354                        NR/NR   Real Estate Asset Trust, 8.75%, 11/25/48           $      981,236
                                                                                                    --------------
                                                 Total Real Estate                                  $      981,236
------------------------------------------------------------------------------------------------------------------
                                                 TOTAL ASSET BACKED SECURITIES
                                                 (Cost $83,425,265)                                 $   79,593,101
------------------------------------------------------------------------------------------------------------------
                                                 COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.6%
                                                 BANKS -- 0.8%
                                                 Thrifts & Mortgage Finance -- 0.8%
       15,629,050         2.93         AAA/Aaa   Bayview Commercial Asset Trust, Floating
                                                 Rate Note, 4/25/36                                 $      479,812
        1,000,000                      CCC+/NR   Commercial Mortgage Pass Through
                                                 Certificates, 6.85%, 8/15/33                              887,705
        1,094,078                      CC/Caa1   Countrywide Alternative Loan Trust,
                                                 5.25%, 8/25/35                                          1,051,969

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/11    23

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage Finance -- (continued)
        2,643,602                       CC/Ba1   Countrywide Home Loan Trust,
                                                 4.5%, 9/25/35                                      $    2,458,274
        2,268,778         0.58            CC/C   Countrywide Home Loans, Floating Rate
                                                 Note, 3/25/35                                             603,720
          973,694         0.71             D/C   DSLA 2005-AR6 2A1C, Floating Rate
                                                 Note, 10/19/45                                             35,349
          572,341                        NR/NR   First Horizon Asset Securities, Inc.,
                                                 5.663817%, 11/25/34                                       496,873
          828,502                        NR/B3   GSR Mortgage Loan Trust, 5.5%, 8/25/21                    770,321
          820,494                      BBB+/NR   GSR Mortgage Loan Trust, 5.7199%,
                                                 2/25/34                                                   694,324
          277,727         0.99        AAA/Baa3   Impac CMB Trust, Floating Rate Note,
                                                 4/25/35                                                   202,453
          737,835         0.32            D/B3   Impac Securities Assets Corp., Floating
                                                 Rate Note, 11/25/36 (e)                                   719,611
        1,300,000                      NR/Baa3   JPMorgan Chase Commercial Mortgage
                                                 Securities Corp., 5.53853%, 7/12/37                     1,003,703
        2,967,246                     BBB/Caa3   JPMorgan Mortgage Trust, 4.89%,
                                                 2/25/35                                                 2,446,631
        1,701,969         2.78           NR/B1   JPMorgan Mortgage Trust, Floating Rate
                                                 Note, 10/25/35                                          1,234,516
          952,516         2.84          CCC/B1   JPMorgan Mortgage Trust, Floating Rate
                                                 Note, 11/25/35                                            920,435
        4,315,000                        BB/B1   T SRA R 2006-1 F, 7.5296%,
                                                 10/15/36 (144A)                                         3,942,231
        1,000,000                     BB+/Baa3   Wachovia Bank Commercial Mortgage
                                                 Trust, 5.368%, 11/15/48                                   650,359
        2,629,040                       CCC/NR   WaMu Mortgage Pass Through Certificates,
                                                 5.56151%, 12/25/36                                      2,177,003
                                                                                                    --------------
                                                                                                    $   20,775,289
                                                                                                    --------------
                                                 Total Banks                                        $   20,775,289
------------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 0.3%
                                                 Diversified Financial Services -- 0.2%
        1,403,603                        NR/B3   Credit Suisse Mortgage Capital
                                                 Certificates, 5.0%, 4/25/37                        $    1,318,112
        2,500,000                      BBB-/A3   Morgan Stanley Capital, 0.919%,
                                                 12/15/20                                                2,301,280
                                                                                                    --------------
                                                                                                    $    3,619,392
------------------------------------------------------------------------------------------------------------------
                                                 Investment Banking & Brokerage -- 0.1%
        3,450,000                      BBB-/NR   Bear Stearns Commercial Mortgage,
                                                 6.94%, 2/15/35                                     $    3,417,018
                                                                                                    --------------
                                                 Total Diversified Financials                       $    7,036,410
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24    Pioneer Global High Yield Fund | Annual Report | 10/31/11

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 REAL ESTATE -- 0.5%
                                                 Mortgage Real Estate Investment Trust -- 0.5%
        1,211,628                     AAA/Caa1   American Home Mortgage Investment,
                                                 2.45469%, 6/25/45                                  $      889,928
        9,000,000                       BBB/NR   Credit Suisse First Boston Mortgage
                                                 Securities Corp., 7.08%, 12/15/35                       8,930,727
        2,514,156                      CC/Caa1   Deutsche ALT-A Securities, Inc., 5.5%,
                                                 11/25/35                                                2,109,568
                                                                                                    --------------
                                                                                                    $   11,930,223
                                                                                                    --------------
                                                 Total Real Estate                                  $   11,930,223
------------------------------------------------------------------------------------------------------------------
                                                 TOTAL COLLATERALIZED MORTGAGE
                                                 OBLIGATION
                                                 (Cost $42,255,332)                                 $   39,741,922
------------------------------------------------------------------------------------------------------------------
                                                 CORPORATE BONDS -- 71.0%
                                                 ENERGY -- 10.3%
                                                 Coal & Consumable Fuels -- 2.4%
          815,000                       BB/Ba3   Alpha Natural Resources, 6.0%, 6/1/19              $      808,888
        5,575,000                        B+/B1   Arch Coal, Inc., 7.25%, 6/15/21                         5,742,250
       15,063,000                       BB-/B1   Berau Capital Resources, 12.5%,
                                                 7/8/15 (144A)                                          16,569,300
       12,200,000                       BB/Ba3   Bumi Capital Pte, Ltd., 1.02%, 11/10/16                12,810,000
       15,860,000                       B/Caa1   Foresight Energy LLC, 9.625%,
                                                 8/15/17 (144A)                                         16,018,600
        4,435,000                        NR/B2   James River Coal Co., 7.875%, 4/1/19                    3,769,750
        2,706,000                         B/B3   Murray Energy Corp., 10.25%, 10/15/15                   2,651,880
        2,070,000                         B/B2   Penn Virginia Resource Partners,
                                                 8.25%, 4/15/18                                          2,090,700
                                                                                                    --------------
                                                                                                    $   60,461,368
------------------------------------------------------------------------------------------------------------------
                                                 Integrated Oil & Gas -- 0.2%
        8,070,000                     BB-/Caa2   Connacher Oil and Gas Ltd., 8.75%,
                                                 8/1/18                                             $    5,682,813
------------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Drilling -- 2.3%
   NOK 23,000,000                        NR/NR   Aker Drilling AS, 11.0%, 2/24/16                   $    4,433,420
   NOK  8,500,000                        NR/NR   Aker Drilling AS, 9.53%, 2/24/16                        1,626,926
        6,772,644                        NR/NR   DDI Holding AS, 9.3%, 1/19/12 (144A)                    6,671,054
        1,250,000                      B-/Caa1   Hercules Offshore, Inc., 10.5%,
                                                 10/15/17 (b)                                            1,250,000
       11,000,000                    CCC+/Caa2   Ocean Rig UDW, Inc., 9.5%, 4/27/16                     10,010,000
       13,640,000                        B-/B3   Offshore Group Investments, Ltd.,
                                                 11.5%, 8/1/15                                          14,867,600
        2,055,000                        B-/B3   Offshore Group Investments, Ltd.,
                                                 11.5%, 8/1/15                                           2,239,950

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/11    25

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Drilling -- (continued)
        8,730,000                         B/B3   Pioneer Drilling Co., 9.875%, 3/15/18              $    9,079,200
        7,990,000                       BB-/B2   Trinidad Drilling, Ltd., 7.875%, 1/15/19                8,369,525
                                                                                                    --------------
                                                                                                    $   58,547,675
------------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Equipment & Services -- 1.6%
        2,870,000                        B+/B2   Calfrac Holdings LP, 7.5%, 12/1/20                 $    2,755,200
       17,815,000                        B-/B2   Expro Finance Luxembourg SCA,
                                                 8.5%, 12/15/16 (b)                                     17,191,475
        1,825,000                       BB/Ba3   Exterran Holdings, Inc., 7.25%, 12/1/18                 1,752,000
          910,944        10.50           NR/NR   Nexus ASA, Floating Rate Note,
                                                 3/7/12 (e)                                                    911
        5,200,000                        NR/NR   Sevan Marine ASA, 12.0%, 8/10/15 (e)                    3,640,000
   NOK 29,500,000                        NR/NR   Sevan Marine ASA, 13.25%, 8/10/15 (e)                   3,728,749
   NOK 31,500,000                        NR/NR   Sevan Marine ASA, 14.0%, 12/22/14 (e)                   1,706,377
        1,080,000                        B-/B3   Sevan Marine ASA, 15.0%, 7/22/12 (e)                    1,055,020
   NOK 10,198,000         3.62           NR/NR   Sevan Marine ASA, Floating Rate Note,
                                                 5/14/13 (144A) (e)                                      6,322,760
   NOK 30,963,000        11.99           NR/NR   Sevan Marine ASA, Floating Rate Note,
                                                 10/24/12 (144A) (e)                                     3,075,026
                                                                                                    --------------
                                                                                                    $   41,227,518
------------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Exploration & Production -- 3.3%
        2,560,000                        B-/B3   Carrizo Oil & Gas, Inc.,
                                                 8.625%, 10/15/18                                   $    2,598,400
        7,990,000                      B-/Caa1   Chaparral Energy, Inc., 8.25%, 9/1/21 (b)               8,129,825
        3,540,000                         B/B2   Comstock Resources, Inc.,
                                                 7.75%, 4/1/19                                           3,469,200
        2,875,000                        BB/B3   Concho Resources, Inc., 6.5%, 1/15/22                   3,018,750
        3,715,000                      B-/Caa1   Energy Partners, Ltd., 8.25%, 2/15/18                   3,492,100
        5,035,000                    CCC+/Caa1   Goodrich Petroleum Corp.,
                                                 8.875%, 3/15/19                                         5,135,700
        8,150,000                        B+/NR   MIE Holdings Corp., 9.75%, 5/12/16                      7,335,000
        9,607,550                        NR/NR   Norse Energy ASA, 6.5%,
                                                 7/14/13 (144A)                                          4,803,775
       45,000,000                        B-/NR   Norwegian Energy Co., AS,
                                                 12.9%, 11/20/14                                         7,437,365
       12,000,000                        NR/NR   Norwegian Energy Corp.,
                                                 10.25%, 4/27/16                                         1,971,813
        2,840,000                      B-/Caa1   Oasis Petroleum, Inc., 6.5%, 11/1/21                    2,854,200
        3,775,000                    BBB+/Baa3   Petrohawk Energy Corp., 7.25%, 8/15/18                  4,322,375
        6,460,000                       B/Caa1   Petroquest Energy Co., 10.0%, 9/1/17                    6,702,250
        4,875,000                        B-/B3   Quicksilver Resources, Inc.,
                                                 7.125%, 4/1/16 (b)                                      4,832,344

The accompanying notes are an integral part of these financial statements.

26    Pioneer Global High Yield Fund | Annual Report | 10/31/11

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Exploration & Production -- (continued)
        3,370,000                         B/B2   Quicksilver Resources, Inc.,
                                                 9.125%, 8/15/19 (b)                                $    3,589,050
        8,605,000                        B-/B3   SandRidge Energy, Inc., 8.0%, 6/1/18                    8,605,000
        2,919,000                       B/Caa1   Stone Energy Corp., 8.625%, 2/1/17                      2,948,190
        2,275,000                       B/Caa1   Venoco, Inc., 8.875%, 2/15/19                           2,132,813
                                                                                                    --------------
                                                                                                    $   83,378,150
------------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Refining & Marketing -- 0.0%+
          765,000                      BB+/Ba1   Tesoro Corp., 9.75%, 6/1/19                        $      860,625
------------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Storage & Transportation -- 0.5%
        5,030,000                       BB/Ba1   Enterprise Products Operating,
                                                 7.0%, 6/1/67                                       $    4,866,525
        5,630,000                       BB/Ba3   MarkWest Energy Partners,
                                                 6.25%, 6/15/22                                          5,770,750
        1,552,000                       BB/Ba1   Southern Union Co., 7.2%, 11/1/66                       1,334,720
                                                                                                    --------------
                                                                                                    $   11,971,995
                                                                                                    --------------
                                                 Total Energy                                       $  262,130,144
------------------------------------------------------------------------------------------------------------------
                                                 MATERIALS -- 10.3%
                                                 Aluminum -- 0.1%
        2,653,306         6.83            B/B2   Noranda Aluminum Acquisition, Floating
                                                 Rate Note, 5/15/15                                 $    2,454,308
------------------------------------------------------------------------------------------------------------------
                                                 Commodity Chemicals -- 1.4%
       11,343,000                        NR/WR   Basell Finance Co., 8.1%,
                                                 3/15/27 (144A)                                     $   12,931,020
       11,100,000                      CCC+/B3   Hexion US Finance Corp., 8.875%,
                                                 2/1/18 (144A)                                          10,961,250
       11,320,000                        NR/B1   Rain CII Carbon LLC and CII Carbon Corp.,
                                                 8.0%, 12/1/18                                          11,546,400
                                                                                                    --------------
                                                                                                    $   35,438,670
------------------------------------------------------------------------------------------------------------------
                                                 Construction Materials -- 1.3%
       12,050,000                      CCC+/B3   AGY Holding Corp., 11.0%, 11/15/14                 $    8,886,875
        2,080,000                        B-/NR   C10 - EUR Capital SPV, Ltd., BVI,
                                                 6.277%, 5/29/49                                         1,945,744
        3,434,000         6.64           B-/NR   C8 Capital SPV, Ltd., Floating Rate Note,
                                                 12/31/49                                                1,717,000
        9,406,000                         B/NR   Cemex Finance LLC,
                                                 9.5%, 12/14/16 (144A) (b)                               8,218,963
        3,750,000                         B/NR   Cemex SAB de CV, 9.0%, 3/15/18 (b)                      3,131,250
        9,515,000                      B-/Caa2   Texas Industries, Inc., 9.25%, 8/15/20                  8,658,650
                                                                                                    --------------
                                                                                                    $   32,558,482
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/11    27

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 Diversified Chemical -- 1.1%
       10,285,000                     CCC/Caa1   Ineos Group Holdings Plc,
                                                 7.875%, 2/15/16 (144A)                             $   11,527,042
          800,000                     CCC/Caa1   Ineos Group Holdings Plc,
                                                 8.5%, 2/15/16 (144A)                                      676,000
        9,025,000                      NR/Caa1   Momentive Performance, 9.5%, 1/15/21                    9,926,406
        4,390,000                        NR/B2   Styrolution, 7.625%, 5/15/16                            4,828,468
                                                                                                    --------------
                                                                                                    $   26,957,916
------------------------------------------------------------------------------------------------------------------
                                                 Diversified Metals & Mining -- 1.1%
        8,725,000                        B-/B3   Midwest Vanadium Pty, Ltd.,
                                                 11.5%, 2/15/18 (b)                                 $    7,285,375
        7,600,000                        B-/B2   Mirabela Nickel, Ltd., 8.75%, 4/15/18 (b)               6,764,000
       12,910,000                       BB/Ba2   Vedanta Resources Plc, 8.25%, 6/7/21                   11,941,750
        2,000,000                       BB/Ba2   Vedenta Resources Plc,
                                                 9.5%, 7/18/18 (144A)                                    1,920,000
                                                                                                    --------------
                                                                                                    $   27,911,125
------------------------------------------------------------------------------------------------------------------
                                                 Metal & Glass Containers -- 1.3%
        4,105,000                        B-/B2   AEP Industries, Inc., 8.25%, 4/15/19               $    4,048,556
        8,550,000                      B-/Caa1   ARD Finance SA, 11.125%, 6/1/18                         7,695,000
        2,100,000                        B-/B3   Ardagh Packaging Finance Plc,
                                                 9.25%, 10/15/20                                         2,748,305
        5,000,000                        B-/B3   Ardagh Packaging Finance Plc,
                                                 9.125%, 10/15/20 (b)                                    4,975,000
        6,305,000                      CCC+/B3   BWAY Holding Co., Inc., 10.0%, 6/15/18                  6,462,625
        7,496,786                    CCC+/Caa1   BWAY Parent Co., Inc.,
                                                 10.125%, 11/1/15                                        7,084,463
                                                                                                    --------------
                                                                                                    $   33,013,949
------------------------------------------------------------------------------------------------------------------
                                                 Paper Packaging -- 1.3%
        2,200,771                        NR/NR   Bio Pappel SAB de CV, 6.0%, 8/27/16                $    1,694,594
       15,426,044                        NR/NR   Bio Pappel SAB de CV, 6.0%, 8/27/16                    11,878,054
   EURO 6,800,000                         B/B2   Nordenia Holdings GM, 9.75%, 7/15/17                    9,135,955
        9,430,000                         B/B3   Packaging Dynamics Corp.,
                                                 8.75%, 2/1/16                                           9,571,450
        1,250,000                        BB/B1   Sealed Air Corp., 8.125%, 9/15/19                       1,356,250
                                                                                                    --------------
                                                                                                    $   33,636,303
------------------------------------------------------------------------------------------------------------------
                                                 Paper Products -- 0.5%
       14,215,000                       B+/Ba3   Grupo Papelero Scribe SA,
                                                 8.875%, 4/7/20 (144A) (b)                          $   12,509,200
------------------------------------------------------------------------------------------------------------------
                                                 Specialty Chemicals -- 0.1%
        2,259,000                      BB-/Ba2   Nova Chemicals Corp., 7.875%, 9/15/25              $    2,261,824
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28    Pioneer Global High Yield Fund | Annual Report | 10/31/11

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 Steel -- 2.1%
       12,950,000                    CCC+/Caa2   Algoma Acquisition Corp.,
                                                 9.875%, 6/15/15 (144A)                             $   10,489,500
        5,300,000                       NR/Ba1   China Oriental Group, 8.0%, 8/18/15 (b)                 4,955,500
        3,000,000                        B+/B3   Ferrexpo Finance Plc, 7.875%, 4/7/16                    2,880,000
        6,000,000                      BB+/Ba2   Fosun International, Ltd., 7.5%, 5/12/16                5,370,000
        4,340,000                         B/B3   JMC Steel Group, 8.25%, 3/15/18                         4,296,600
       10,420,000                        NR/B2   Metinvest BV, 10.25%, 5/20/15 (b)                      10,524,200
        8,750,000                        NR/B2   Metinvest BV, 8.75%, 2/14/18                            8,312,500
        4,890,000                    CCC+/Caa1   Ryerson, Inc., 12.0%, 11/1/15                           4,987,800
        2,505,000                     CCC/Caa2   Zlomrex International Finance,
                                                 8.5%, 2/1/14 (144A)                                     2,572,098
                                                                                                    --------------
                                                                                                    $   54,388,198
                                                                                                    --------------
                                                 Total Materials                                    $  261,129,975
------------------------------------------------------------------------------------------------------------------
                                                 CAPITAL GOODS -- 5.9%
                                                 Aerospace & Defense -- 0.7%
       19,238,000                        B-/B2   DynCorp International, Inc.,
                                                 10.375%, 7/1/17                                    $   17,554,675
------------------------------------------------------------------------------------------------------------------
                                                 Building Products -- 0.8%
        3,905,000                      BB+/Ba3   Building Materials Corp of America,
                                                 6.75%, 5/1/21                                      $    4,051,438
       16,000,000                       NR/Ba2   China Liansu Group Holdings, Ltd.,
                                                 7.875%, 5/13/16                                        13,920,000
        3,739,472                        NR/NR   Industrias Unidas SA de CV,
                                                 11.5%, 11/15/16                                         2,991,578
                                                                                                    --------------
                                                                                                    $   20,963,016
------------------------------------------------------------------------------------------------------------------
                                                 Construction & Engineering -- 1.0%
        6,900,000                       B+/Ba3   Abengoa Finance SAU, 8.875%, 11/1/17               $    6,969,000
        2,980,000                      BB-/Ba3   Dycom Investments, Inc.,
                                                 7.125%, 1/15/21                                         2,920,400
        7,900,000                       B+/Ba3   Empresas ICA SAB de CV, 8.9%, 2/4/21                    7,268,000
        9,175,000                      B-/Caa2   New Enterprise Stone & Lime Co.,
                                                 11.0%, 9/1/18                                           7,752,875
                                                                                                    --------------
                                                                                                    $   24,910,275
------------------------------------------------------------------------------------------------------------------
                                                 Construction & Farm Machinery & Heavy Trucks -- 0.7%
        6,780,000                        B-/B2   Commercial Vehicle Group, Inc.,
                                                 7.875%, 4/15/19                                    $    6,610,500
        6,225,000                       BB/Ba3   Lonking Holdings, Ltd., 8.5%, 6/3/16 (b)                5,789,250
        4,290,000                        B+/B1   Titan International, Inc.,
                                                 7.875%, 10/1/17                                         4,504,500
                                                                                                    --------------
                                                                                                    $   16,904,250
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/11    29

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 Electrical Components & Equipment -- 0.5%
       10,825,000                         B/B3   Coleman Cable, Inc., 9.0%, 2/15/18                 $   10,716,750
        1,540,000                         B/B2   WireCo WorldGroup, 9.5%, 5/15/17                        1,555,400
                                                                                                    --------------
                                                                                                    $   12,272,150
------------------------------------------------------------------------------------------------------------------
                                                 Industrial Conglomerates -- 0.8%
        2,000,000                      BB-/Ba3   Mark IV Europe SCA, 8.875%, 12/15/17               $    2,798,426
       10,460,000                       NR/Ba3   Metalloinvest Finance, Ltd.,
                                                 6.5%, 7/21/16                                          10,002,375
        1,200,000                      CCC+/B3   Park-Ohio Industries, Inc.,
                                                 8.125%, 4/1/21                                          1,152,000
        7,800,000                     BBB/Baa3   Votorantim Cimentos SA, 7.25%, 4/5/41                   7,673,250
                                                                                                    --------------
                                                                                                    $   21,626,051
------------------------------------------------------------------------------------------------------------------
                                                 Industrial Machinery -- 1.0%
        5,322,000                        NR/WR   Indalex Holding, 11.5%, 2/1/14 (e)                 $       53,220
        5,080,000                       B/Caa1   Liberty Tire Recycling, 11.0%, 10/1/16                  5,130,800
        7,782,000                    CCC+/Caa2   Mueller Water Products, 7.375%, 6/1/17                  6,848,160
       14,600,000                       B+/Aaa   WPE International, Inc.,
                                                 10.375%, 9/30/20                                       13,147,300
                                                                                                    --------------
                                                                                                    $   25,179,480
------------------------------------------------------------------------------------------------------------------
                                                 Trading Companies & Distributors -- 0.4%
        9,840,000                        B-/B3   Intcomex, Inc., 13.25%, 12/15/14                   $    9,421,800
        1,171,000                         B/B1   Wesco Distribution, Inc., 7.5%, 10/15/17                1,200,275
                                                                                                    --------------
                                                                                                    $   10,622,075
                                                                                                    --------------
                                                 Total Capital Goods                                $  150,031,972
------------------------------------------------------------------------------------------------------------------
                                                 COMMERCIAL SERVICES & SUPPLIES -- 0.8%
                                                 Diversified Support Services -- 0.7%
        6,800,000                         B/B3   ADS Tactical, Inc., 11.0%, 4/1/18 (b)              $    6,970,000
           13,050                      NR/Caa1   MSX International, 12.5%, 4/1/12 (144A)                10,896,750
                                                                                                    --------------
                                                                                                    $   17,866,750
------------------------------------------------------------------------------------------------------------------
                                                 Environmental & Facilities Services -- 0.1%
        6,510,000                        NR/WR   Aleris International, Inc.,
                                                 10.0%, 12/15/16 (e)                                $          651
        3,022,531                    CCC+/Caa2   New Reclamation Group,
                                                 8.125%, 2/1/13 (144A)                                   3,282,336
        4,400,000         7.30            D/WR   Ohio Air Quality Development, Floating
                                                 Rate Note, 6/8/22 (144A) (e)(f)                           460,680
                                                                                                    --------------
                                                                                                    $    3,743,667
                                                                                                    --------------
                                                 Total Commercial Services & Supplies               $   21,610,417
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30    Pioneer Global High Yield Fund | Annual Report | 10/31/11

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 TRANSPORTATION -- 2.3%
                                                 Air Freight & Couriers -- 0.5%
        2,275,000                         B/B2   AMGH Merger Sub, Inc., 9.25%, 11/1/18              $    2,366,000
        8,811,000                    CCC+/Caa1   Ceva Group Plc, 11.5%, 4/1/18 (144A)                    7,951,928
        2,445,000                    CCC+/Caa1   CEVA Group Plc, 11.625%, 10/1/16                        2,469,450
                                                                                                    --------------
                                                                                                    $   12,787,378
------------------------------------------------------------------------------------------------------------------
                                                 Airlines -- 0.6%
        1,789,868                       BB/Ba2   Continental Airlines, 6.748%, 3/15/17              $    1,651,153
        6,163,000                       B+/Ba3   GOL Finance, 9.25%, 7/20/20 (144A) (b)                  5,592,923
        8,250,000                         B/NR   TAM Capital 3, Inc., 8.375%, 6/3/21                     8,373,750
                                                                                                    --------------
                                                                                                    $   15,617,826
------------------------------------------------------------------------------------------------------------------
                                                 Airport Services -- 0.3%
        4,629,750                         B/B2   Aeropuertos Argentina 2000 SA,
                                                 10.75%, 12/1/20                                    $    4,745,494
        3,250,000                         B/B2   Aguila 3 SA, 7.875%, 1/31/18                            3,185,000
                                                                                                    --------------
                                                                                                    $    7,930,494
------------------------------------------------------------------------------------------------------------------
                                                 Marine -- 0.3%
        5,171,454                        NR/NR   Horizon Lines, Inc., 6.0%, 4/15/17                 $    4,395,736
        2,873,030                        NR/NR   Horizon Lines, Inc., 6.0%, 4/15/17                      1,970,899
                                                                                                    --------------
                                                                                                    $    6,366,635
------------------------------------------------------------------------------------------------------------------
                                                 Railroads -- 0.1%
        2,211,562                     CCC/Caa3   Florida East Coast Holdings Corp.,
                                                 10.5%, 8/1/17                                      $    2,100,984
------------------------------------------------------------------------------------------------------------------
                                                 Trucking -- 0.5%
        7,930,000                       NR/Ba2   Inversiones Alsacia SA, 8.0%, 8/18/18              $    6,462,950
        6,125,000                         B/B3   Syncreon Global Ireland, Ltd.,
                                                 9.5%, 5/1/18                                            5,742,188
                                                                                                    --------------
                                                                                                    $   12,205,138
                                                                                                    --------------
                                                 Total Transportation                               $   57,008,455
------------------------------------------------------------------------------------------------------------------
                                                 AUTOMOBILES & COMPONENTS -- 2.5%
                                                 Auto Parts & Equipment -- 1.4%
       16,550,000        12.00       CCC-/Caa3   Stanadyne Corp., Floating Rate Note,
                                                 2/15/15                                            $   15,805,250
        4,365,000                     CCC/Caa1   Stanadyne Corp., 10.0%, 8/15/14                         4,146,750
       11,854,000                        B+/B1   Tower Automotive Holdings USA,
                                                 10.625%, 9/1/17 (b)                                    12,209,620
        4,260,000                      CCC+/B3   Uncle Acquisition 2010 Corp.,
                                                 8.625%, 2/15/19                                         4,196,100
                                                                                                    --------------
                                                                                                    $   36,357,720
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/11    31

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 Automobile Manufacturers -- 1.1%
        4,000,000                       NR/Ba1   Automotores Gildemeister SA,
                                                 8.25%, 5/24/21                                     $    4,080,000
       11,605,000                         B/B2   Chrysler Group LLC, 8.0%, 6/15/19 (b)                  10,676,600
        7,865,000                         B/B2   Chrysler Group LLC, 8.25%, 6/15/21 (b)                  7,196,475
        5,000,000                        B+/B1   Hyva Global BV, 8.625%, 3/24/16 (b)                     4,500,000
                                                                                                    --------------
                                                                                                    $   26,453,075
                                                                                                    --------------
                                                 Total Automobiles & Components                     $   62,810,795
------------------------------------------------------------------------------------------------------------------
                                                 CONSUMER DURABLES & APPAREL -- 2.4%
                                                 Homebuilding -- 0.6%
        8,750,000                     CCC/Caa3   Beazer Homes USA, Inc.,
                                                 9.125%, 6/15/18                                    $    6,256,250
        1,600,000                     CCC/Caa3   Beazer Homes USA, Inc.,
                                                 9.125%, 5/15/19                                         1,136,000
        6,708,000                      BB-/Ba3   Desarrolladora Homex SAB de CV,
                                                 9.5%, 12/11/19 (144A)                                   6,691,230
                                                                                                    --------------
                                                                                                    $   14,083,480
------------------------------------------------------------------------------------------------------------------
                                                 Housewares & Specialties -- 1.2%
        2,400,000                      B-/Caa1   Reynolds Group Holdings, Ltd.,
                                                 8.25%, 2/15/21                                     $    2,202,000
        6,075,000                       B/Caa1   Reynolds Group Issuer, Inc.,
                                                 9.0%, 4/15/19                                           5,862,375
        7,490,000                      B-/Caa1   Reynolds Group Issuer, Inc.,
                                                 8.5%, 5/15/18 (144A)                                    7,246,575
       11,165,000                      CCC+/B3   Yankee Acquisition Corp.,
                                                 9.75%, 2/15/17                                         10,885,875
        5,775,000                    CCC+/Caa1   YCC Holdings LLC/Yankee Finance, Inc.,
                                                 10.25%, 2/15/16                                         5,313,000
                                                                                                    --------------
                                                                                                    $   31,509,825
------------------------------------------------------------------------------------------------------------------
                                                 Leisure Products -- 0.6%
       11,250,000                      CCC+/NR   Heckler & Koch GmbH, 9.5%, 5/15/18                 $   12,217,007
        5,000,000                         B/B2   Icon Health & Fitness,
                                                 11.875%, 10/15/16                                       4,200,000
                                                                                                    --------------
                                                                                                    $   16,417,007
                                                                                                    --------------
                                                 Total Consumer Durables & Apparel                  $   62,010,312
------------------------------------------------------------------------------------------------------------------
                                                 CONSUMER SERVICES -- 2.1%
                                                 Casinos & Gaming -- 1.0%
        9,750,000                        NR/WR   Buffalo Thunder Revenue Authority,
                                                 9.375%, 12/15/14 (e)                               $    3,412,500
        8,025,000                         B/B2   Codere Finance SA,
                                                 8.25%, 6/15/15 (144A)                                  10,670,042
        2,052,000                        B-/NR   Little Traverse Bay Bands of Odawa
                                                 Indians, 9.0%, 8/31/20                                  1,682,640

The accompanying notes are an integral part of these financial statements.

32    Pioneer Global High Yield Fund | Annual Report | 10/31/11

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 Casinos & Gaming -- (continued)
        1,000,000         8.25          BB/Ba2   Lottomatica S.p.A., Floating Rate Note,
                                                 3/31/66 (144A)                                     $    1,253,166
        5,965,000                        NR/WR   Mashantucket Pequot Tribe,
                                                 8.5%, 11/15/15 (144A) (e)                                 313,163
   EURO 6,335,000                        B-/B3   Peermont Global, Ltd.,
                                                 7.75%, 4/30/14 (144A)                                   7,276,429
        1,725,000                     CCC/Caa2   Shingle Springs Tribal,
                                                 9.375%, 6/15/15 (144A)                                    914,250
                                                                                                    --------------
                                                                                                    $   25,522,190
------------------------------------------------------------------------------------------------------------------
                                                 Education Services -- 0.2%
        4,225,000                         B/B2   Cambium Learning Group, Inc.,
                                                 9.75%, 2/15/17                                     $    4,225,000
------------------------------------------------------------------------------------------------------------------
                                                 Hotels, Resorts & Cruise Lines -- 0.2%
        4,977,000                        B-/B3   Grupo Posadas SAB de CV,
                                                 9.25%, 1/15/15                                     $    4,454,415
------------------------------------------------------------------------------------------------------------------
                                                 Restaurants -- 0.7%
        4,250,000                       NR/Ba2   Arcos Dorados Holdings,
                                                 10.25%, 7/13/16                                    $    2,496,061
       15,915,000                    CCC+/Caa1   Burger King Capital, 0.0%, 4/15/19 (b)(g)               9,310,275
        5,675,000                        B-/B3   Burger King Corp., 9.875%, 10/15/18 (b)                 6,086,438
                                                                                                    --------------
                                                                                                    $   17,892,774
                                                                                                    --------------
                                                 Total Consumer Services                            $   52,094,379
------------------------------------------------------------------------------------------------------------------
                                                 MEDIA -- 2.6%
                                                 Advertising -- 0.7%
        3,800,000                        NR/B3   Good Sam Enterprises LLC,
                                                 11.5%, 12/1/16                                     $    3,648,000
        5,549,000                        B+/B2   MDC Partners, Inc., 11.0%, 11/1/16                      6,006,793
       10,450,000                      B-/Caa2   Sitel LLC/Sitel Finance Corp.,
                                                 11.5%, 4/1/18                                           8,464,500
                                                                                                    --------------
                                                                                                    $   18,119,293
------------------------------------------------------------------------------------------------------------------
                                                 Broadcasting -- 1.5%
       14,065,000                    CCC+/Caa3   Intelsat Bermuda, Ltd.,
                                                 11.5%, 2/4/17 (144A)                               $   14,065,000
        2,968,235                    CCC+/Caa3   Intelsat Bermuda, Ltd., 11.5%, 2/4/17                   2,968,235
       10,500,000                         B/B1   Nara Cable Funding, Ltd.,
                                                 8.875%, 12/1/18                                        13,595,337
        1,925,000                    CCC+/Caa1   Ono Finance II Plc, 11.125%, 7/15/19                    2,358,474
        4,245,000                      B-/Caa1   Telesat Canada/Telesat LLC,
                                                 12.5%, 11/1/17                                          4,738,481
                                                                                                    --------------
                                                                                                    $   37,725,527
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/11    33

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 Movies & Entertainment -- 0.1%
        2,125,000                        B-/B3   Regal Entertainment Group,
                                                 9.125%, 8/15/18                                    $    2,273,750
------------------------------------------------------------------------------------------------------------------
                                                 Publishing -- 0.3%
        6,135,000                      B-/Caa1   Interactive Data Corp., 10.25%, 8/1/18             $    6,595,125
        1,675,000                         B/B3   MPL 2 Acquisition Canco, Inc.,
                                                 9.875%, 8/15/18                                         1,440,500
                                                                                                    --------------
                                                                                                    $    8,035,625
                                                                                                    --------------
                                                 Total Media                                        $   66,154,195
------------------------------------------------------------------------------------------------------------------
                                                 RETAILING -- 1.4%
                                                 Department Stores -- 0.4%
       10,855,000                         B/NR   Grupo Famsa SAB de CV,
                                                 11.0%, 7/20/15                                     $   10,754,049
------------------------------------------------------------------------------------------------------------------
                                                 Distributors -- 0.7%
       19,900,000                         B/B2   Minerva Overseas II,
                                                 10.875%, 11/15/19 (144A) (b)                       $   17,313,000
------------------------------------------------------------------------------------------------------------------
                                                 Internet Retail -- 0.3%
        7,415,000                         B/B3   Ticketmaster, Inc., 10.75%, 8/1/16                 $    7,748,675
                                                                                                    --------------
                                                 Total Retailing                                    $   35,815,724
------------------------------------------------------------------------------------------------------------------
                                                 FOOD, BEVERAGE & TOBACCO -- 4.1%
                                                 Agricultural Products -- 0.2%
        4,959,000                        B+/B3   Southern States Cooperative,
                                                 11.25%, 5/15/15                                    $    5,182,155
------------------------------------------------------------------------------------------------------------------
                                                 Brewers -- 0.0%+
          120,000                        A-/A3   Cia Brasileira de Bebida, 8.75%, 9/15/13           $      135,300
------------------------------------------------------------------------------------------------------------------
                                                 Distillers & Vintners -- 0.3%
          320,792                        NR/NR   Belvedere SA, 0.0%, 4/11/14 (g)                    $      102,723
   EURO 4,171,607                        NR/NR   Belvedere SA, 7.692%, 11/10/19 (e)                      1,335,823
        7,512,000                         B/B1   CEDC Finance Corp International, Inc.,
                                                 9.125%, 12/1/16 (144A) (b)                              5,408,640
                                                                                                    --------------
                                                                                                    $    6,847,186
------------------------------------------------------------------------------------------------------------------
                                                 Packaged Foods & Meats -- 3.0%
        6,000,000                        NR/B1   Bertin, Ltd., 10.25%, 10/5/16 (144A)               $    5,955,000
        6,080,000                      CCC+/B3   Blue Merger Sub, Inc., 7.625%, 2/15/19                  5,776,000
       12,305,000                        NR/B2   Corp Pesquera Inca SAC,
                                                 9.0%, 2/10/17 (144A)                                   12,378,830
        7,158,000                        NR/B1   Fabrica de Productos,
                                                 9.25%, 2/23/17 (144A)                                   6,585,360
        9,500,000                        B-/B3   FAGE Dairy Industry,
                                                 9.875%, 2/1/20 (144A)                                   8,098,750
        2,969,595                        NR/NR   Independencia International,
                                                 12.0%, 12/30/16 (144A) (e)                                 29,696

The accompanying notes are an integral part of these financial statements.

34    Pioneer Global High Yield Fund | Annual Report | 10/31/11

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 Packaged Foods & Meats -- (continued)
        9,590,000                        BB/B1   JBS Finance II, Ltd., 8.25%, 1/29/18               $    8,870,750
       20,248,000                        B+/B1   Marfrig Overseas, Ltd.,
                                                 9.5%, 5/4/20 (144A)                                    14,983,520
        3,783,000                        B+/B1   Marfrig Overseas, Ltd.,
                                                 9.625%, 11/16/16 (144A)                                 3,329,040
       10,905,000                      B-/Caa1   Pilgrim's Pride Corp.,
                                                 7.875%, 12/15/18 (b)                                    9,051,150
                                                                                                    --------------
                                                                                                    $   75,058,096
------------------------------------------------------------------------------------------------------------------
                                                 Tobacco -- 0.6%
       17,855,000                         B/B2   Alliance One International, Inc.,
                                                 10.0%, 7/15/16                                     $   15,444,575
                                                                                                    --------------
                                                 Total Food, Beverage & Tobacco                     $  102,667,312
------------------------------------------------------------------------------------------------------------------
                                                 HEALTH CARE EQUIPMENT & SERVICES -- 2.3%
                                                 Health Care Equipment -- 0.3%
        8,850,000                    CCC+/Caa2   Accellent, Inc., 10.0%, 11/1/17                    $    7,965,000
------------------------------------------------------------------------------------------------------------------
                                                 Health Care Facilities -- 0.3%
        2,100,000                        B-/B3   HCA, Inc., 7.5%, 2/15/22                           $    2,142,000
        1,550,000                        B-/B3   Kindred Escrow Corp., 8.25%, 6/1/19                     1,371,750
        4,200,000                        B-/B3   Vanguard Health Holding Co., LLC,
                                                 7.75%, 2/1/19 (b)                                       4,158,000
          172,000                    CCC+/Caa1   Vanguard Health Systems, Inc.,
                                                 0.0%, 2/1/16 (g)                                          112,660
                                                                                                    --------------
                                                                                                    $    7,784,410
------------------------------------------------------------------------------------------------------------------
                                                 Health Care Services -- 1.1%
        6,964,000                      B-/Caa1   BioScrip, Inc., 10.25%, 10/1/15                    $    7,016,230
        1,945,000                      CCC+/B3   ExamWorks Group, Inc., 9.0%, 7/15/19                    1,872,063
        4,253,000                      CCC+/B3   Gentiva Health Services, Inc.,
                                                 11.5%, 9/1/18                                           3,402,400
        5,975,000                    CCC+/Caa1   Surgical Care Affiliates,
                                                 10.0%, 7/15/17 (144A)                                   5,855,500
       10,447,362                      CCC+/B3   Surgical Care Affiliates,
                                                 8.875%, 7/15/15 (144A) PIK                             10,473,480
                                                                                                    --------------
                                                                                                    $   28,619,673
------------------------------------------------------------------------------------------------------------------
                                                 Health Care Supplies -- 0.4%
        5,550,000                         B/B2   Inverness Medical Innovations,
                                                 7.875%, 2/1/16                                     $    5,494,500
        3,200,000                      B-/Caa1   IVD Acquisition Corp., 11.125%, 8/15/19                 3,312,000
                                                                                                    --------------
                                                                                                    $    8,806,500
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/11    35

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 Health Care Technology -- 0.2%
        5,150,000                        B-/B3   MedAssets, Inc., 8.0%, 11/15/18                    $    5,047,000
                                                                                                    --------------
                                                 Total Health Care Equipment & Services             $   58,222,583
------------------------------------------------------------------------------------------------------------------
                                                 PHARMACEUTICALS & BIOTECHNOLOGY -- 0.9%
                                                 Biotechnology -- 0.6%
        5,750,000                       B/Caa1   ConvaTec Healthcare SA,
                                                 10.5%, 12/15/18                                    $    5,534,375
       10,302,000                        B+/B3   Lantheus Medical Imaging, Inc.,
                                                 9.75%, 5/15/17                                          9,426,330
                                                                                                    --------------
                                                                                                    $   14,960,705
------------------------------------------------------------------------------------------------------------------
                                                 Life Sciences Tools & Services -- 0.3%
        8,511,554                       B/Caa1   Catalent Pharma Solutions,
                                                 9.5%, 4/15/17 (144A)                               $    8,468,996
                                                                                                    --------------
                                                 Total Pharmaceuticals & Biotechnology              $   23,429,701
------------------------------------------------------------------------------------------------------------------
                                                 BANKS -- 2.4%
                                                 Diversified Banks -- 1.6%
          400,000         2.21         BB+/Ba1   Alfa Div Payment Rights Finance, Floating
                                                 Rate Note, 12/15/11 (144A)                         $      398,917
        6,430,000                        NR/NR   Asian Development Bank, 14.0%, 8/7/12                   3,770,894
        6,875,000                       BB+/NR   Banco de Credito del Sur,
                                                 9.75%, 11/6/69                                          7,768,750
        6,600,000                         B/B2   Banco de Galicia y Buenos Aires,
                                                 8.75%, 5/4/18                                           5,867,400
        2,140,000                       NR/Ba1   Banco Industrial, 8.5%, 4/27/20                         2,011,600
        2,870,000                        NR/B2   Banco Macro SA, 9.75%, 12/18/36                         2,267,300
        6,230,000         7.53          NR/Ba2   Banco Macro SA, Floating Rate Note,
                                                 6/7/12                                                  4,579,050
        3,880,000                        NR/B2   Centercredit International,
                                                 8.625%, 1/30/14 (144A)                                  3,892,028
        6,950,000                       AAA/NR   International Finance Corp.,
                                                 9.25%, 3/15/13                                          4,143,387
          268,495                         B/NR   JSC Temirbank, 14.0%, 6/30/22                             298,701
        2,750,000         9.20        CCC/Caa1   Kazkommerts Finance 2 BV, Floating Rate
                                                 Note, 11/29/49                                          1,650,000
        1,400,000                         B/B2   Kazkommerts International BV,
                                                 8.0%, 11/3/15                                           1,183,000
        2,600,000                       NR/Aaa   RaboBank Nederland NV,
                                                 6.875%, 3/19/20                                         3,348,365
           80,000                     BBB/Baa2   Societe Generale SA, 8.75%, 10/29/49                       68,800
                                                                                                    --------------
                                                                                                    $   41,248,192
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36    Pioneer Global High Yield Fund | Annual Report | 10/31/11

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 Regional Banks -- 0.8%
        3,165,000         8.50          NR/Ba3   Banco Inter Peru, Floating Rate Note,
                                                 4/23/70 (144A)                                     $    3,196,650
        2,700,000                      BB/Baa3   Capital One Capital V, 10.25%, 8/15/39                  2,794,500
       13,430,000                     BBB/Baa3   PNC Financial Services, 6.75%, 7/29/49                 13,428,120
                                                                                                    --------------
                                                                                                    $   19,419,270
                                                                                                    --------------
                                                 Total Banks                                        $   60,667,462
------------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 4.1%
                                                 Consumer Finance -- 0.7%
        9,000,000                         A/A2   Caterpillar Financial Services,
                                                 1.35%, 7/12/13                                     $    1,398,613
        7,400,000                      BB+/Ba1   Ford Motor Credit Co. LLC,
                                                 5.875%, 8/2/21 (b)                                      7,885,262
       10,395,000                        NR/NR   Tarjeta Naranja SA, 9.0%, 2/1/17 (b)                   10,031,175
                                                                                                    --------------
                                                                                                    $   19,315,050
------------------------------------------------------------------------------------------------------------------
                                                 Diversified Financial Services -- 1.4%
        1,300,000                        B-/NR   Atlas VI Capital, Ltd., 11.5694%, 4/7/14           $    1,774,995
        2,000,000         6.66          BB+/NR   Caelus Re II, Ltd., Floating Rate Note,
                                                 5/24/13                                                 2,039,800
          250,000                        B+/NR   Calabash Re, Ltd., 15.44575%, 6/15/12                     269,125
       12,410,000                      AAA/Aaa   European Investment Bank, 0.0%,
                                                 3/2/15 (g)                                              5,341,573
        1,135,000                        BB/NR   Ibis Re, Ltd., 11.2775%, 5/10/12 (144A)                 1,178,584
          250,000         6.20            B/NR   Ibis Re, Ltd., Floating Rate Note,
                                                 5/3/13 (144A)                                             261,675
        1,500,000         6.20          BB-/NR   Ibis Re, Ltd., Floating Rate Note,
                                                 5/3/13 (144A)                                           1,539,300
          800,000                       A+/Aa3   JPMorgan Chase & Co., 0.0%, 10/4/17 (g)                   240,236
        5,000,000         7.41           BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                                 1/8/14                                                  5,055,500
        4,000,000         8.37          BB-/NR   Lodestone Re, Ltd., Floating Rate Note,
                                                 5/17/13 (144A)                                          4,085,600
          500,000         6.38           CC/NR   Mariah Re, Ltd., Floating Rate Note,
                                                 1/8/14                                                    103,500
        4,000,000         7.60          BB-/NR   Queen Street II Capital, Ltd., Floating Rate
                                                 Note, 4/9/14                                            4,016,800
        2,000,000         7.60          BB-/NR   Queen Street IV Capital, Ltd., Floating Rate
                                                 Note, 4/9/15                                            1,999,400
        1,500,000         6.76           BB/NR   Residential Reinsurance 2010, Ltd.,
                                                 Floating Rate Note, 6/6/13 (144A)                       1,545,900
          250,000        13.16           B-/NR   Residential Reinsurance 2010, Ltd.,
                                                 Floating Rate Note, 6/6/13 (144A)                         265,425
        1,750,000         0.00          BB-/NR   Residential Reinsurance 2010, Ltd.,
                                                 Floating Rate Note, 6/6/13 (g)                          1,769,250

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/11    37

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 Diversified Financial Services -- (continued)
        3,450,000         0.00           B-/NR   Residential Reinsurance 2011, Ltd.,
                                                 Floating Rate Note, 6/6/15 (g)                     $    3,568,335
                                                                                                    --------------
                                                                                                    $   35,054,998
------------------------------------------------------------------------------------------------------------------
                                                 Investment Banking & Brokerage -- 0.6%
       20,515,000         5.79       BBB-/Baa2   Goldman Sachs Capital, Floating Rate
                                                 Note, 12/29/49                                     $   14,052,775
------------------------------------------------------------------------------------------------------------------
                                                 Multi-Sector Holding -- 0.3%
        5,075,000                         B/B2   Constellation Enterprises LLC,
                                                 10.625%, 2/1/16                                    $    4,872,000
        3,420,000                       AA/Aa3   IPIC GMTN, Ltd., 5.5%, 3/1/22                           3,397,770
                                                                                                    --------------
                                                                                                    $    8,269,770
------------------------------------------------------------------------------------------------------------------
                                                 Specialized Finance -- 1.1%
        6,360,000                     BBB/Baa3   Cantor Fitzgerald LP, 7.875%, 10/15/19             $    6,464,418
        9,315,000                        B+/B2   National Money Mart Co.,
                                                 10.375%, 12/15/16                                       9,780,750
        2,915,000                    CCC-/Caa3   NCO Group, Inc., 11.875%, 11/15/14 (b)                  2,725,525
        9,825,000         7.68       CCC-/Caa2   NCO Group, Inc., Floating Rate Note,
                                                 11/15/13 (b)                                            9,039,000
                                                                                                    --------------
                                                                                                    $   28,009,693
                                                                                                    --------------
                                                 Total Diversified Financials                       $  104,702,286
------------------------------------------------------------------------------------------------------------------
                                                 INSURANCE -- 3.5%
                                                 Insurance Brokers -- 1.7%
       11,140,000                     CCC/Caa1   Alliant Holdings, Inc.,
                                                 11.0%, 5/1/15 (144A)                               $   11,488,125
       11,241,000                    CCC+/Caa1   Hub International Holdings,
                                                 10.25%, 6/15/15 (144A)                                 10,875,668
        4,300,000                      CCC+/B3   Hub Intl Holdings,
                                                 9.0%, 12/15/14 (144A)                                   4,278,500
        4,840,000                        B-/B3   Towergate Finance Plc, 10.5%, 2/15/19                   6,870,952
        4,841,000                     CCC/Caa1   Usi Holdings Corp.,
                                                 9.75%, 5/15/15 (144A)                                   4,611,053
        4,532,000         6.68          CCC/B3   Usi Holdings Corp., Floating Rate Note,
                                                 11/15/14                                                4,078,800
                                                                                                    --------------
                                                                                                    $   42,203,098
------------------------------------------------------------------------------------------------------------------
                                                 Multi-Line Insurance -- 0.4%
        3,570,000                      BB/Baa3   Liberty Mutual Group.,
                                                 7.0%, 3/15/37 (144A) (b)                           $    3,105,900
        5,170,000        10.75         BB/Baa3   Liberty Mutual Group, Floating Rate Note,
                                                 6/15/58 (144A)                                          6,281,550
          918,450                       BB-/NR   Sul America Participacoes SA, 8.625%,
                                                 2/15/12                                                   962,076
                                                                                                    --------------
                                                                                                    $   10,349,526
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38    Pioneer Global High Yield Fund | Annual Report | 10/31/11

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 Property & Casualty Insurance -- 0.3%
        7,895,000                      BB+/Ba2   White Mountains Re Group, Ltd., 7.506%,
                                                 5/29/49                                            $    7,339,903
------------------------------------------------------------------------------------------------------------------
                                                 Reinsurance -- 1.1%
        1,875,000         7.19          BB+/NR   Blue Fin, Ltd., Floating Rate Note,
                                                 4/10/12                                            $    1,867,125
          250,000         7.19          BB-/NR   Blue Fin, Ltd., Floating Rate Note,
                                                 4/16/12 (Cat Bond) (144A)                                 259,300
        1,000,000        10.52           BB/NR   East Lane Re III, Ltd., Floating Rate Note,
                                                 3/16/12                                                 1,033,600
        2,700,000         5.02          BB+/NR   Foundation Re III, Ltd., Floating Rate Note,
                                                 2/25/15                                                 2,727,270
        2,500,000         5.91           BB/A2   Foundation Re III, Ltd., Floating Rate Note,
                                                 2/3/14 (Cat Bond)                                       2,534,750
        2,600,000        12.03           NR/B3   Globecat, Ltd., Floating Rate Note,
                                                 1/2/13 (Cat Bond) (144A)                                2,591,680
          375,000         8.78           NR/B1   Globecat, Ltd., Floating Rate Note,
                                                 1/2/13 (Cat Bond) (144A)                                  376,950
        1,900,000         1.88          BB+/NR   Merna Reinsurance, Ltd., Floating Rate
                                                 Note, 4/8/13 (144A)                                     1,922,040
        1,700,000        13.56         CCC+/NR   Montana Re, Ltd., Floating Rate Note,
                                                 12/7/12                                                 1,723,630
          250,000        12.00            B/NR   MultiCat Mexico 2009, Floating Rate Note,
                                                 10/19/12                                                  259,250
          750,000        12.00            B/NR   MultiCat Mexico 2009, Floating Rate Note,
                                                 10/19/12                                                  775,800
          250,000        10.40            B/NR   MultiCat Mexico 2009, Floating Rate Note,
                                                 10/19/12                                                  259,050
          250,000        12.00          BB-/NR   MultiCat Mexico 2009, Floating Rate Note,
                                                 10/19/12                                                  259,100
        1,800,000        12.25           BB/NR   Mystic Re, Floating Rate Note, 3/20/12                  1,854,720
          250,000                        CC/NR   Successor X, Ltd., 11.87982%,
                                                 4/4/13 (Cat Bond)                                         244,400
        2,100,000                        B-/NR   Successor X, Ltd., 9.87982%,
                                                 4/4/13 (Cat Bond)                                       2,080,470
        1,125,000        14.64           B-/NR   Successor X, Ltd., Floating Rate Note,
                                                 12/13/13                                                1,142,663
        2,600,000        16.14           NR/NR   Successor X, Ltd., Floating Rate Note,
                                                 12/13/13                                                2,664,480
        4,000,000        13.00           NR/NR   Successor X, Ltd., Floating Rate Note,
                                                 2/25/14                                                 4,122,000
                                                                                                    --------------
                                                                                                    $   28,698,278
                                                                                                    --------------
                                                 Total Insurance                                    $   88,590,805
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/11    39

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 REAL ESTATE -- 1.3%
                                                 Diversified Real Estate Activities -- 0.5%
        8,000,000                       BB-/NR   BR Malls International Finance, Ltd.,
                                                 8.5%, 12/31/99                                     $    8,280,000
        5,590,000                       BB-/NR   BR Malls International Finance, Ltd.,
                                                 9.75%, 12/31/49 (Perpetual) (144A) (b)                  5,701,800
                                                                                                    --------------
                                                                                                    $   13,981,800
------------------------------------------------------------------------------------------------------------------
                                                 Real Estate Operating Companies -- 0.7%
        6,750,000                          B/B   Alto Palermo SA,
                                                 7.875%, 5/11/17 (144A)                             $    6,108,075
        2,987,280         7.71            B/NR   Alto Palermo SA, Floating Rate Note,
                                                 6/11/12 (144A)                                            910,523
        3,805,000                        B-/B3   Forest City Enterprises, Inc.,
                                                 4.25%, 8/15/18                                          3,414,988
        8,405,000                         B/NR   IRSA Inversiones y Representacion,
                                                 8.5%, 2/2/17 (144A) (b)                                 8,026,775
                                                                                                    --------------
                                                                                                    $   18,460,361
------------------------------------------------------------------------------------------------------------------
                                                 Specialized Real Estate Investment Trust -- 0.1%
        1,650,000                       BB-/B2   Sabra Health Care LP,
                                                 8.125%, 11/1/18 (b)                                $    1,625,250
                                                                                                    --------------
                                                 Total Real Estate                                  $   34,067,411
------------------------------------------------------------------------------------------------------------------
                                                 SOFTWARE & SERVICES -- 1.3%
                                                 Application Software -- 0.5%
        8,684,000                         B/B3   Allen Systems Group, Inc.,
                                                 10.5%, 11/15/16                                    $    8,032,700
        3,400,000                       BB-/NR   Nuance Communications, Inc.,
                                                 2.75%, 11/1/31                                          3,731,500
                                                                                                    --------------
                                                                                                    $   11,764,200
------------------------------------------------------------------------------------------------------------------
                                                 Data Processing & Outsourced Services -- 0.3%
        3,597,000                      B-/Caa1   First Data Corp., 12.625%, 1/15/21                 $    3,399,165
        3,597,000                      B-/Caa1   First Data Corp., 8.25%, 1/15/21                        3,417,150
          805,000                      B-/Caa1   First Data Corp., 9.875%, 9/24/15 (b)                     772,800
                                                                                                    --------------
                                                                                                    $    7,589,115
------------------------------------------------------------------------------------------------------------------
                                                 Systems Software -- 0.5%
       12,933,484                        NR/NR   Pegasus Solutions, Inc.,
                                                 13.0%, 4/15/14 (PIK)                               $   12,157,475
                                                                                                    --------------
                                                 Total Software & Services                          $   31,510,790
------------------------------------------------------------------------------------------------------------------
                                                 TECHNOLOGY HARDWARE & EQUIPMENT -- 0.7%
                                                 Communications Equipment -- 0.3%
        6,715,000                         B/B3   CommScope, Inc., 8.25%, 1/15/19                    $    6,614,275
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40    Pioneer Global High Yield Fund | Annual Report | 10/31/11

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 Computer Storage & Peripherals -- 0.4%
        1,300,000                       BB-/NR   SanDisk Corp., 1.5%, 8/15/17                       $    1,551,875
        8,560,000                      BB+/Ba1   Seagate HDD Cayman, 7.75%, 12/15/18                     8,945,200
                                                                                                    --------------
                                                                                                    $   10,497,075
------------------------------------------------------------------------------------------------------------------
                                                 Electronic Components -- 0.0%+
          830,000                       BB+/NR   Vishay Intertechnology, Inc.,
                                                 2.25%, 5/15/41                                     $      658,813
                                                                                                    --------------
                                                 Total Technology Hardware & Equipment              $   17,770,163
------------------------------------------------------------------------------------------------------------------
                                                 SEMICONDUCTORS -- 0.1%
                                                 Semiconductors -- 0.1%
       14,000,000                        NR/NR   LDK Solar Co., Ltd., 10.0%, 2/28/14                $    1,282,824
                                                                                                    --------------
                                                 Total Semiconductors                               $    1,282,824
------------------------------------------------------------------------------------------------------------------
                                                 TELECOMMUNICATION SERVICES -- 5.9%
                                                 Alternative Carriers -- 1.2%
        8,832,000                         B/B2   Global Crossing, Ltd., 12.0%, 9/15/15              $   10,134,720
        3,439,000                      CCC+/WR   Global Crossing, Ltd., 9.0%, 11/15/19                   4,161,190
        9,765,000                        B/Ba3   Paetec Holding Corp.,
                                                 8.875%, 6/30/17 (144A)                                 10,546,200
        4,500,000                    CCC+/Caa1   Paetec Holding Corp., 9.5%, 7/15/15 (b)                 4,691,250
                                                                                                    --------------
                                                                                                    $   29,533,360
------------------------------------------------------------------------------------------------------------------
                                                 Integrated Telecommunication Services -- 3.5%
       12,700,000                         B/NR   Bakrie Telecom Tbk PT,
                                                 11.5%, 5/7/15 (144A)                               $    8,382,000
        9,690,000                     CCC/Caa1   Broadview Networks Holdings,
                                                 11.375%, 9/1/12 (b)                                     7,970,025
       20,977,000                         B/B1   Cincinnati Bell, Inc., 8.25%, 10/15/17                 21,134,303
        7,160,000                         B/B1   Cincinnati Bell, Inc., 8.375%, 10/15/20                 7,303,200
        8,478,000                      CCC+/B3   Cincinnati Bell, Inc., 8.75%, 3/15/18                   8,138,880
        2,940,000                       BB/Ba2   Frontier Communications Corp.,
                                                 8.5%, 4/15/20                                           3,131,100
       12,160,000                       BB/Ba2   Frontier Communications Corp.,
                                                 8.75%, 4/15/22                                         12,889,600
        2,145,000                        B-/WR   Global Crossing UK Finance Plc,
                                                 10.75%, 12/15/14                                        2,220,075
        2,300,000                       B+/Ba3   Windstream Corp., 7.75%, 10/1/21                        2,397,750
        6,765,000                       B+/Ba3   Windstream Corp., 7.75%, 10/15/20                       7,069,425
        7,345,000                       B+/Ba3   Windstream Corp., 8.125%, 9/1/18                        7,859,150
                                                                                                    --------------
                                                                                                    $   88,495,508
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/11    41

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 Wireless Telecommunication Services -- 1.2%
        2,850,000                        B-/B3   Cricket Communications, Inc.,
                                                 7.75%, 10/15/20 (b)                                $    2,436,750
        3,000,000                    CCC+/Caa1   Digicel Group, Ltd., 10.5%, 4/15/18                     3,090,000
       11,100,000                        NR/B1   Digicel, Ltd., 8.25%, 9/1/17 (144A)                    11,322,000
          650,000                       BB/Ba2   MTS International Fund,
                                                 8.625%, 6/22/20                                           710,125
        3,925,000                        B+/B2   NII Capital Corp., 7.625%, 4/1/21                       4,042,750
        2,300,000                        NR/NR   Richland Towers Funding LLC/ Seattle
                                                 Funding, 7.87%, 3/15/16                                 2,352,526
        7,800,000                       BB/Ba3   VIP Finance Ireland, Ltd., 7.748%, 2/2/21               7,488,000
                                                                                                    --------------
                                                                                                    $   31,442,151
                                                                                                    --------------
                                                 Total Telecommunication Services                   $  149,471,019
------------------------------------------------------------------------------------------------------------------
                                                 UTILITIES -- 3.8%
                                                 Electric Utilities -- 1.7%
       12,081,000                        B-/NR   Cia de Transporte de Energia,
                                                 9.75%, 8/15/21                                     $   10,329,255
        2,640,000                       NR/Ba1   Dubai Electricity & Water Authority,
                                                 7.375%, 10/21/20                                        2,692,800
        6,156,000                        B-/B2   Empresa Distribuidora Y Comercial,
                                                 9.75%, 10/25/22                                         4,955,580
       17,750,000                       NR/Ba2   Energisa SA, 9.5%, 1/29/49                             17,750,000
          907,696                        B/Ba2   FPL Energy National Wind,
                                                 6.125%, 3/25/19 (144A)                                    883,215
          838,100                        B/Ba2   FPL Energy Wind Funding,
                                                 6.876%, 6/27/17 (144A)                                    729,147
        2,695,000                       CCC/B2   Texas Competitive Electric Holdings Co.
                                                 LLC, 11.5%, 10/1/20 (b)                                 2,317,700
        4,000,000                      CC/Caa3   Texas Competitive Electric Holdings Co.
                                                 LLC, 15.0%, 4/1/21                                      2,520,000
                                                                                                    --------------
                                                                                                    $   42,177,697
------------------------------------------------------------------------------------------------------------------
                                                 Gas Utilities -- 0.4%
        2,437,000                        B-/B2   Star Gas Partners LP /Star Gas Finance
                                                 Co., 8.875%, 12/1/17                               $    2,528,388
        7,966,000                         B/B2   Transportadora De Gas del Sur,
                                                 7.875%, 5/14/17 (144A)                                  7,328,720
                                                                                                    --------------
                                                                                                    $    9,857,108
------------------------------------------------------------------------------------------------------------------
                                                 Independent Power Producers & Energy Traders -- 1.4%
       14,000,000                        NR/B1   Inkia Energy, Ltd., 8.375%, 4/4/21                 $   14,246,120
          509,910                       NR/Ba1   Juniper Generation,
                                                 6.79%, 12/31/14 (144A)                                    443,051
        2,200,000                       BB-/B1   NRG Energy, Inc., 8.5%, 6/15/19                         2,299,000
        5,025,000                       BB-/B1   NRG Energy, Inc., 7.625%, 1/15/18                       5,087,813

The accompanying notes are an integral part of these financial statements.

42    Pioneer Global High Yield Fund | Annual Report | 10/31/11

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 Independent Power Producers & Energy
                                                 Traders -- (continued)
        2,840,000                       BB-/B1   NRG Energy, Inc., 7.625%, 5/15/19                  $    2,840,000
        8,750,000                       BB-/B1   NRG Energy, Inc., 7.625%, 9/1/20                        9,056,250
        1,857,000                       BB/Ba2   NSG Holdings, Inc., 7.75%, 12/15/25
                                                 (144A)                                                  1,847,715
                                                                                                    --------------
                                                                                                    $   35,819,949
------------------------------------------------------------------------------------------------------------------
                                                 Multi-Utilities -- 0.3%
        7,419,122                        NR/NR   Ormat Funding Corp., 8.25%, 12/30/20               $    6,973,975
                                                                                                    --------------
                                                 Total Utilities                                    $   94,828,729
------------------------------------------------------------------------------------------------------------------
                                                 TOTAL CORPORATE BONDS
                                                 (Cost $1,921,454,469)                              $1,798,007,453
------------------------------------------------------------------------------------------------------------------
                                                 U.S. GOVERNMENT AGENCY OBLIGATION -- 0.1%
       23,000,000         1.48          NR/Aaa   Government National Mortgage
                                                 Association, Floating Rate Note,
                                                 10/16/52                                           $    1,807,869
------------------------------------------------------------------------------------------------------------------
                                                 TOTAL U.S. GOVERNMENT AGENCY OBLIGATION
                                                 (Cost $1,810,734)                                  $    1,807,869
------------------------------------------------------------------------------------------------------------------
                                                 FOREIGN GOVERNMENT BONDS -- 1.7%
BRL     8,200,000                    BBB-/Baa2   Brazilian Government, 10.25%, 1/10/28              $    5,381,747
       13,000,000                        B/B2    City of Buenos Aires, 12.5%,
                                                 4/6/15 (144A)                                          13,520,000
EURO    2,950,000                     BBB+/Ba1   Ireland Government Bond, 4.5%, 4/18/20                  3,244,642
EURO    3,150,000                     BBB+/Ba1   Ireland Government Bond, 5.0%,
                                                 10/18/20                                                3,563,294
EURO    2,100,000                     BBB+/Ba1   Ireland Government Bond ,5.9%,
                                                 10/18/19                                                2,565,572
        7,425,000                         B/B3   Provincia de Buenos Aires/ Argentina,
                                                 10.875%, 1/26/21                                        5,884,313
        2,125,000                         B/B3   Provincia de Buenos Aires/ Argentina,
                                                 11.75%, 10/5/15                                         1,982,200
        2,600,000                         B/NR   Provincia de Neuquen Argentina, 7.875%,
                                                 4/26/21 (b)                                             2,613,000
COP 6,986,000,000                    BBB-/Baa3   Republic of Columbia, 12.0%, 10/22/15                   4,673,141
                                                                                                    --------------
                                                                                                    $   43,427,909
------------------------------------------------------------------------------------------------------------------
                                                 TOTAL FOREIGN GOVERNMENT BONDS
                                                 (Cost $41,742,287)                                 $   43,427,909
------------------------------------------------------------------------------------------------------------------
                                                 MUNICIPAL BONDS -- 2.0%
                                                 Municipal Airport -- 0.3%
        8,140,000                         B/B3   New Jersey Economic Development
                                                 Authority, 6.25%, 9/15/29                          $    7,696,126
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/11    43

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 Municipal Development -- 0.8%
        3,755,000                      CCC+/NR   Alliance Airport Authority Texas,
                                                 5.25%, 12/1/29                                     $    1,990,188
       16,590,000                      CCC+/NR   Alliance Airport Authority Texas,
                                                 5.75%, 12/1/29                                          8,792,866
       12,000,000                      CCC+/NR   Dallas-Fort Worth International Airport,
                                                 5.5%, 11/1/30                                           6,360,120
        4,150,000                    CCC+/CAA1   Dallas-Fort Worth Texas International
                                                 Airport Revenue, 6.375%, 5/1/35                         2,282,417
           15,000                         B/B3   New Jersey Economic Development
                                                 Authority Special Facility Revenue,
                                                 7.0%, 11/15/30                                             14,998
                                                                                                    --------------
                                                                                                    $   19,440,589
------------------------------------------------------------------------------------------------------------------
                                                 Municipal General -- 0.4%
        3,545,000                        BB/B1   County of Cook Illinois, 6.5%, 10/15/40            $    3,663,332
        1,885,000                       BB-/B1   Illinois Finance Authority,
                                                 6.5%, 10/15/40                                          1,944,623
        8,875,000        12.00           NR/NR   Non-Profit Preferred Funding Trust I,
                                                 Floating Rate Note, 9/15/37                             5,412,508
                                                                                                    --------------
                                                                                                    $   11,020,463
------------------------------------------------------------------------------------------------------------------
                                                 Municipal Pollution -- 0.5%
        4,610,000                        B-/B1   Ohio State Pollution Control Revenue,
                                                 5.6%, 8/1/32                                       $    3,298,686
        3,980,000                        B-/B1   Ohio State Pollution Control Revenue,
                                                 5.65%, 3/1/33                                           2,855,809
        6,960,000                        B-/B1   Pennsylvania Economic Development
                                                 Financing Authority, 6.0%, 6/1/31                       5,286,468
                                                                                                    --------------
                                                                                                    $   11,440,963
------------------------------------------------------------------------------------------------------------------
                                                 TOTAL MUNICIPAL BONDS
                                                 (Cost $64,852,378)                                 $   49,598,141
------------------------------------------------------------------------------------------------------------------
                                                 SENIOR FLOATING RATE LOAN
                                                 INTERESTS -- 8.3%**
                                                 ENERGY -- 0.8%
                                                 Coal & Consumable Fuels -- 0.3%
        6,000,000        11.24           NR/NR   PT Bumi Resources Tbk, Term Loan,
                                                 8/7/13                                             $    6,000,000
------------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Equipment and Services -- 0.5%
        1,295,064         7.00           NR/NR   Aquilex Holdings LLC, Term Loan, 4/1/16            $    1,164,343
       12,256,870         6.25           NR/NR   Frac Tech Services, Inc., Term Loan,
                                                 5/6/16                                                 12,210,907
                                                                                                    --------------
                                                                                                    $   13,375,250
                                                                                                    --------------
                                                 Total Energy                                       $   19,375,250
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44    Pioneer Global High Yield Fund | Annual Report | 10/31/11

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 MATERIALS -- 0.8%
                                                 Commodity Chemicals -- 0.1%
        1,731,913         5.43           NR/B2   CPG International I, Inc., Term Loan,
                                                 2/18/17                                            $    1,649,647
------------------------------------------------------------------------------------------------------------------
                                                 Diversified Chemical -- 0.4%
        3,756,856         7.50           B/Ba3   Ineos Holdings, Ltd., Term B1 Facility New,
                                                 12/16/13                                           $    5,363,704
        4,134,524         8.00           B/Ba3   Ineos Holdings, Ltd., Term C1 Facility New,
                                                 12/16/14                                                5,902,905
                                                                                                    --------------
                                                                                                    $   11,266,609
------------------------------------------------------------------------------------------------------------------
                                                 Steel -- 0.3%
        7,490,686        10.50           NR/NR   Niagara Corp., Term Loan New, 6/29/14              $    7,378,326
                                                                                                    --------------
                                                 Total Materials                                    $   20,294,582
------------------------------------------------------------------------------------------------------------------
                                                 CAPITAL GOODS -- 0.7%
                                                 Aerospace & Defense -- 0.6%
        3,799,904         5.43           NR/NR   DAE Aviation Holdings, Inc., Tranche B-1
                                                 Loan, 7/31/14                                      $    3,695,407
        1,979,508         3.62           B-/B1   Hunter Defense Technologies, Inc., Term
                                                 Loan, 8/22/14                                           1,801,352
        3,804,582         6.62           BB/B1   Hunter Defense Technologies, Inc., Series
                                                 1 New Term Loan, 8/22/14                                3,462,169
        3,481,357         9.25         B-/Caa2   IAP Worldwide Services, Inc., Term Loan
                                                 First Lien, 12/30/12                                    3,411,730
        3,641,611         5.43           NR/NR   Standard Aero, Ltd., Tranche B-2 Loan,
                                                 7/31/14                                                 3,541,467
                                                                                                    --------------
                                                                                                    $   15,912,125
------------------------------------------------------------------------------------------------------------------
                                                 Building Products -- 0.0%+
          500,000         9.00          BB/Ba2   Goodman Global, Inc., Loan Second Lien,
                                                 10/30/17                                           $      503,438
------------------------------------------------------------------------------------------------------------------
                                                 Electrical Components & Equipment -- 0.0%+
          862,285         5.76           NR/NR   Scotsman Industries, Inc., Term Loan,
                                                 4/30/16                                            $      853,663
------------------------------------------------------------------------------------------------------------------
                                                 Industrial Conglomerates -- 0.1%
        1,496,250         6.25           NR/NR   Pro Mach, Inc., Term Loan, 7/6/17                  $    1,473,806
                                                                                                    --------------
                                                 Total Capital Goods                                $   18,743,032
------------------------------------------------------------------------------------------------------------------
                                                 COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                                 Research & Consulting Services -- 0.1%
        1,404,125         5.75           NR/NR   Wyle Services Corp., Term Loan First Lien,
                                                 3/26/17                                            $    1,375,165
                                                                                                    --------------
                                                 Total Commercial Services & Supplies               $    1,375,165
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/11    45

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 TRANSPORTATION -- 0.1%
                                                 Air Freight & Couriers -- 0.1%
          508,620        26.86           NR/NR   Ceva Group Plc, Dollar Tranche B Pre
                                                 Funded L/C, 8/31/16                                $      473,865
          779,050         5.43           NR/B1   Ceva Group Plc, EGL Tranche B Term Loan,
                                                 8/31/16                                                   725,815
          794,899         5.25           NR/NR   Ceva Group Plc, US Tranche B Term Loan,
                                                 8/31/16                                                   731,967
                                                                                                    --------------
                                                                                                    $    1,931,647
                                                                                                    --------------
                                                 Total Transportation                               $    1,931,647
------------------------------------------------------------------------------------------------------------------
                                                 AUTOMOBILES & COMPONENTS -- 0.7%
                                                 Auto Parts & Equipment -- 0.0%+
           22,537         2.75           B+/B2   Allison Transmission, Inc., Term Loan,
                                                 8/7/14                                             $       21,870
------------------------------------------------------------------------------------------------------------------
                                                 Automobile Manufacturers -- 0.7%
       17,356,500         6.00           NR/NR   Chrysler Group LLC, Tranche B Term Loan,
                                                 5/24/17                                            $   16,448,903
                                                                                                    --------------
                                                 Total Automobiles & Components                     $   16,470,773
------------------------------------------------------------------------------------------------------------------
                                                 MEDIA -- 0.3%
                                                 Advertising -- 0.1%
        2,250,000         5.00          BB/Ba3   Affinion Group, Inc., Tranche B Term Loan,
                                                 7/16/15                                            $    2,078,438
------------------------------------------------------------------------------------------------------------------
                                                 Cable & Satellite -- 0.2%
        5,267,997         6.74          CCC/B2   WideOpenWest Finance LLC, Series A New
                                                 Term Loan, 6/28/14                                 $    5,090,202
------------------------------------------------------------------------------------------------------------------
                                                 Publishing -- 0.0%+
          777,846         2.50           NR/NR   Cengage Learning Acquisitions, Inc., Term
                                                 Loan, 7/3/14                                       $      671,135
                                                                                                    --------------
                                                 Total Media                                        $    7,839,775
------------------------------------------------------------------------------------------------------------------
                                                 RETAILING -- 0.3%
                                                 Automotive Retail -- 0.3%
        6,500,000         7.50           NR/NR   Stackpole Powertrain International ULC,
                                                 Term Loan, 8/2/17                                  $    6,370,000
                                                                                                    --------------
                                                 Total Retailing                                    $    6,370,000
------------------------------------------------------------------------------------------------------------------
                                                 FOOD, BEVERAGE & TOBACCO -- 0.6%
                                                 Packaged Foods & Meats -- 0.6%
        2,800,000        11.25           NR/NR   Pierre Foods, Inc., Loan First Lien,
                                                 9/29/17                                            $    2,789,500
       13,365,000         7.00           NR/NR   Pierre Foods, Inc., Loan Second Lien,
                                                 9/30/16                                                13,270,329
                                                                                                    --------------
                                                                                                    $   16,059,829
                                                                                                    --------------
                                                 Total Food, Beverage & Tobacco                     $   16,059,829
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46    Pioneer Global High Yield Fund | Annual Report | 10/31/11

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                                 Personal Products -- 0.1%
        1,510,913         4.75         BB-/Ba3   Revlon Consumer Products Corp., Term
                                                 Loan B, 11/19/17                                   $    1,505,247
                                                                                                    --------------
                                                 Total Household & Personal Products                $    1,505,247
------------------------------------------------------------------------------------------------------------------
                                                 HEALTH CARE EQUIPMENT & SERVICES -- 1.5%
                                                 Health Care Facilities -- 0.2%
        1,235,000         6.50           B+/B1   Ardent Medical Services, Inc., Tranche B
                                                 Term Loan, 9/15/15                                 $    1,208,756
        2,955,000         6.50           B+/B1   Ardent Medical Services, Inc., Term Loan,
                                                 9/15/15                                                 2,897,747
                                                                                                    --------------
                                                                                                    $    4,106,503
------------------------------------------------------------------------------------------------------------------
                                                 Health Care Services -- 1.1%
        1,500,000         0.00          B+/Ba3   Alliance HealthCare Services, Inc., Initial
                                                 Term Loan, 6/1/16 (g)                              $    1,365,000
        2,087,438         6.50           NR/NR   Inventiv Health, Inc., Consolidated Term
                                                 Loan, 8/4/16                                            2,040,471
        3,139,792         8.50            B/B1   Aveta, Inc., NAMM Term Loan, 4/14/15                    3,116,244
        5,074,500         7.00           B+/B1   National Mentor Holdings, Inc., Tranche B
                                                 Term Loan, 2/9/17                                       4,693,913
        4,257,346         8.25           NR/NR   National Specialty Hospitals, Inc., Initial
                                                 Term Loan, 2/2/17                                       4,065,765
        4,925,000         7.25           NR/NR   Prime Healthcare Services, Inc., Term B
                                                 Loan, 4/28/15                                           4,691,063
        3,726,667         7.50          B+/Ba2   Sun Healthcare Group, Inc., Term Loan,
                                                 10/18/16                                                2,850,900
        4,586,950         6.50           NR/NR   Surgery Center Holdings, Inc., Term Loan,
                                                 2/6/17                                                  4,357,603
        1,463,938         7.75           NR/NR   Virtual Radiologic Corp., Term Loan A,
                                                 12/22/16                                                1,376,101
                                                                                                    --------------
                                                                                                    $   28,557,060
------------------------------------------------------------------------------------------------------------------
                                                 Health Care Technology -- 0.1%
        2,918,726         6.25           NR/NR   Physician Oncology Services LP, Effective
                                                 Date Term Loan, 1/31/17                            $    2,772,790
          354,592         6.25           NR/NR   Physician Oncology Services LP, Delayed
                                                 Draw Term Loan, 1/31/17                                   336,862
                                                                                                    --------------
                                                                                                    $    3,109,652
------------------------------------------------------------------------------------------------------------------
                                                 Managed Health Care -- 0.1%
        3,139,792         8.50            B/B1   Aveta, Inc., MMM Term Loan, 4/14/15                $    3,116,244
                                                                                                    --------------
                                                 Total Health Care Equipment & Services             $   38,889,459
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/11    47

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 PHARMACEUTICALS & BIOTECHNOLOGY -- 0.4%
                                                 Biotechnology -- 0.4%
        6,143,575         5.50           NR/NR   Aptalis Pharma, Inc., Term Loan, 2/10/17           $    5,947,749
          158,520         6.50           NR/NR   HDG Merger, Delayed Draw Term Loan,
                                                 4/8/16                                                    153,963
        1,152,872         6.50           NR/NR   HDG Merger, Closing Date Term Loan,
                                                 4/8/16                                                  1,119,727
        1,496,250         6.25           NR/NR   Grifols SA, Foreign Tranche B Term Loan,
                                                 6/1/17                                                  2,072,741
                                                                                                    --------------
                                                                                                    $    9,294,180
                                                                                                    --------------
                                                 Total Pharmaceuticals & Biotechnology              $    9,294,180
------------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 0.2%
                                                 Diversified Financial Services -- 0.2%
        2,441,264         0.00            B/B2   Long Haul Holdings, Ltd., Tranche B Vallar
                                                 Loan, 3/2/12 (g)                                   $    2,416,851
        3,058,736         0.00           NR/NR   Long Haul Holdings, Ltd., Tranche A Vallar
                                                 Loan, 3/2/12 (g)                                        3,028,149
                                                                                                    --------------
                                                                                                    $    5,445,000
------------------------------------------------------------------------------------------------------------------
                                                 Specialized Finance -- 0.0%+
          876,351         8.00           B-/B2   NCO Group, Inc., Term B Advance,
                                                 5/15/13                                            $      870,874
                                                                                                    --------------
                                                 Total Diversified Financials                       $    6,315,874
------------------------------------------------------------------------------------------------------------------
                                                 INSURANCE -- 1.1%
                                                 Insurance Brokers -- 0.7%
        1,699,312         3.37           NR/NR   Alliant Holdings I, Inc., Term Loan,
                                                 8/21/14                                            $    1,690,816
        3,361,875         6.75           NR/NR   Alliant Holdings I, Inc., Tranche D
                                                 Incremental Loan, 8/21/14                               3,386,585
          741,459         2.87            B/NR   HUB International, Ltd., Delayed Draw
                                                 Term Loan, 6/13/14                                        726,012
        5,537,111         6.75            B/NR   HUB International, Ltd., Additional Term
                                                 Loan, 6/13/14                                           5,550,954
        3,298,460         2.87            B/NR   HUB International, Ltd., Initial Term Loan,
                                                 6/13/14                                                 3,229,743
        2,832,200         7.00            B/B2   USI Holdings Corp., Series C New Term
                                                 Loan, 5/5/14                                            2,846,361
                                                                                                    --------------
                                                                                                    $   17,430,471
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48    Pioneer Global High Yield Fund | Annual Report | 10/31/11

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 Multi-Line Insurance -- 0.4%
        4,371,132         4.62            B/NR   AMWINS Group, Inc., Initial Term Loan,
                                                 6/8/13                                             $    4,261,854
        6,750,000         5.86            B/NR   AMWINS Group, Inc., Initial Term Loan
                                                 Second Lien, 6/9/14                                     6,412,500
                                                                                                    --------------
                                                                                                    $   10,674,354
                                                                                                    --------------
                                                 Total Insurance                                    $   28,104,825
------------------------------------------------------------------------------------------------------------------
                                                 REAL ESTATE -- 0.0%+
                                                 Real Estate Development -- 0.0%+
        1,280,500         7.50           B/Ba3   Ozburn-Hessey Holding Co., LLC, Term
                                                 Loan First Lien, 4/8/16                            $    1,139,645
                                                                                                    --------------
                                                 Total Real Estate                                  $    1,139,645
------------------------------------------------------------------------------------------------------------------
                                                 SOFTWARE & SERVICES -- 0.2%
                                                 Application Software -- 0.1%
        3,500,000         9.75          BB-/NR   Vertafore, Inc., Term Loan Second Lien,
                                                 10/27/17                                           $    3,380,417
------------------------------------------------------------------------------------------------------------------
                                                 Systems Software -- 0.1%
        2,373,475         6.75           B+/B1   Telcordia Technologies, Inc., Term Loan,
                                                 4/30/16                                            $    2,361,608
                                                                                                    --------------
                                                 Total Software & Services                          $    5,742,025
------------------------------------------------------------------------------------------------------------------
                                                 TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                                                 Electronic Components -- 0.2%
        4,168,500         5.00           NR/NR   Scitor Corp., Term Loan, 2/15/17                   $    3,890,601
                                                                                                    --------------
                                                 Total Technology Hardware & Equipment              $    3,890,601
------------------------------------------------------------------------------------------------------------------
                                                 UTILITIES -- 0.2%
                                                 Electric Utilities -- 0.2%
        8,805,543         4.76        BBB-/Ba1   Texas Competitive Electric Holdings Co.,
                                                 LLC, 2017 Term Loan Extending,
                                                 10/10/17                                           $    6,022,992
                                                                                                    --------------
                                                 Total Utilities                                    $    6,022,992
------------------------------------------------------------------------------------------------------------------
                                                 TOTAL SENIOR FLOATING RATE LOAN
                                                 INTERESTS
                                                 (Cost $213,985,522)                                $  209,364,901
------------------------------------------------------------------------------------------------------------------
                                                 RIGHTS/WARRANTS -- 0.0%+
                                                 ENERGY -- 0.0%+
                                                 Oil & Gas Exploration & Production -- 0.0%+
        5,925,293                                Norse Energy Corp., ASA, CW15*                     $      101,643
------------------------------------------------------------------------------------------------------------------
                                                 TOTAL RIGHTS/WARRANTS
                                                 (Cost $0)                                          $      101,643
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/11    49

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 TEMPORARY CASH INVESTMENTS -- 9.4%
                                                 Repurchase Agreements -- 4.3%
       27,100,000                                Deutsche Bank, 0.09%, dated 10/31/11,
                                                 repurchase price of $27,100,000 plus
                                                 accrued interest on 11/1/11
                                                 collateralized by the following:
                                                 $11,353,914 U.S. Treasury Strip, 0.0%,
                                                 2/15/25 - 11/15/40
                                                 $9,800,991 U.S. Treasury Notes,
                                                 1.375 - 1.5%, 2/15/13 - 7/31/16
                                                 $6,488,022 U.S. Treasury Bonds,
                                                 2.125 - 2.375%,
                                                 1/15/25 - 2/15/41                                  $   27,100,000
       27,100,000                                JPMorgan, Inc., 0.1%, dated 10/31/11,
                                                 repurchase price of $27,100,000 plus
                                                 accrued interest on 11/1/11
                                                 collateralized by $27,642,096
                                                 Federal National Mortgage Association,
                                                 4.5 - 5.0%, 4/1/18 - 4/1/41                            27,100,000
       27,100,000                                RBC Capital Markets Corp., 0.09%, dated
                                                 10/31/11, repurchase price of
                                                 $27,100,000 plus accrued interest on
                                                 11/1/11 collateralized by the following:
                                                 $27,642,001 Federal National
                                                 Mortgage Association (ARM),
                                                 2.39 - 3.55%, 10/1/41 - 3/1/38                         27,100,000
       27,100,000                                TD Securities, Inc., 0.09%, dated
                                                 10/31/11, repurchase price of
                                                 $80,915,000 plus accrued interest on
                                                 11/1/11 collateralized by
                                                 $27,642,088 U.S. Treasury Bonds,
                                                 2.375%, 1/15/25                                        27,100,000
                                                                                                    --------------
                                                 Total Repurchase Agreements                        $  108,400,000
------------------------------------------------------------------------------------------------------------------
                                                 SECURITIES LENDING COLLATERAL -- 5.1% (c)
                                                 Certificates of Deposit:
        4,403,172                                Bank of Nova Scotia Houston, 0.32%,
                                                 11/9/12                                            $    4,406,368
        5,504,090                                DnB Nor Bank ASA NY, 0.22%, 11/14/11                    5,507,860
        4,956,326                                JPMorgan Chase Bank NA, 0.43%,
                                                 11/16/12                                                4,957,164
        3,854,144                                National Australia Bank NY, 0.31%,
                                                 1/9/12                                                  3,855,572
        3,304,199                                RaboBank Nederland, 0.34%, 4/2/12                       3,305,071
        5,500,663                                Skandinav Enskilda Bank NY, 0.33%,
                                                 11/9/11                                                 5,507,984

The accompanying notes are an integral part of these financial statements.

50    Pioneer Global High Yield Fund | Annual Report | 10/31/11

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 Certificates of Deposit  -- (continued)
        5,505,153                                Westpac Banking Corp., NY, 0.32%,
                                                 12/6/11                                            $    5,507,959
                                                                                                    --------------
                                                                                                    $   33,047,978
------------------------------------------------------------------------------------------------------------------
                                                 Commercial Paper:
        1,761,955                                Commonwealth Bank of Australia, 0.28%,
                                                 12/15/11                                           $    1,761,955
        3,357,356                                Commonwealth Bank of Australia, 0.39%,
                                                 2/23/12                                                 3,357,356
          605,370                                General Electric Capital Corp., 0.28%,
                                                 11/21/11                                                  605,941
        4,955,882                                Nestle Capital Corp., 0.19%, 12/20/11                   4,955,882
        4,404,003                                Nordea NA, 0.28%, 1/9/12                                4,404,003
        4,406,333                                Procter & Gamble, 0.14%, 11/3/11                        4,406,333
        1,223,513                                Straight-A Funding LLC, 0.19%, 12/9/11                  1,223,513
        3,302,914                                Svenska HandelsBanken, 0.38%,
                                                 10/5/12                                                 3,304,776
        1,101,309                                Thunderbay Funding LLC, 0.22%,
                                                 12/13/11                                                1,101,309
        2,202,726                                Thunderbay Funding LLC, 0.22%,
                                                 12/5/11                                                 2,202,726
        2,753,401                                Variable Funding Capital Co., LLC, 0.21%,
                                                 12/7/11                                                 2,753,401
                                                                                                    --------------
                                                                                                    $   30,077,195
------------------------------------------------------------------------------------------------------------------
                                                 Tri-party Repurchase Agreements:
       11,015,919                                Merrill Lynch, Inc., 0.08%, dated
                                                 10/31/11, repurchase price of
                                                 $474,287 plus accrued interest on
                                                 11/1/11 collateralized by the following:
                                                   $443,256 Freddie Mac, 0.5 - 0.75%,
                                                     2/15/13 - 3/28/13
                                                   $40,167 Federal Home Loan Bank,
                                                     0.0%, 11/4/11                                  $   11,015,919
       14,272,665                                RBS Securities, Inc., 0.09%, dated
                                                 10/31/11, repurchase price of
                                                 $614,505 plus accrued interest on
                                                 11/1/11 collateralized by $626,813
                                                 US Treasury Note, 1.75%, 10/31/18                      14,272,665
       13,769,899                                Barclays Capital Markets, 0.09%, dated
                                                 10/31/11, repurchase price of
                                                 $592,858 plus accrued interest on
                                                 11/1/11 collateralized by $604,716
                                                 U.S. Treasury Notes, 3.125%, 5/15/21                   13,769,899

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/11    51

------------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (d)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                        Value
------------------------------------------------------------------------------------------------------------------
                                                 Tri-party Repurchase Agreements -- (continued)
       16,523,878                                HSBC Plc, 0.09%, dated 10/31/11,
                                                 repurchase price of $711,430 plus
                                                 accrued interest on 11/1/11
                                                 collateralized by the following:
                                                   $378,582 Federal Home Loan Bank,
                                                     0.12 - 5.625%, 2/27/12 - 8/15/24
                                                   $347,093 Federal National Mortgage
                                                     Association, 0.75 - 7.25%,
                                                     12/18/13 - 11/15/30                            $   16,523,878
                                                                                                    --------------
                                                                                                    $   55,582,361
------------------------------------------------------------------------------------------------------------------
     Shares
                                                 Money Market Mutual Funds:
        5,507,959                                BlackRock Preferred Money Market Fund              $    5,507,959
        5,507,958                                Fidelity Prime Money Market Fund                        5,507,958
                                                                                                    --------------
                                                                                                    $   11,015,917
                                                                                                    --------------
                                                 Total Securities Lending Collateral                $  129,723,451
------------------------------------------------------------------------------------------------------------------
                                                 TOTAL TEMPORARY CASH INVESTMENTS
                                                 (Cost $238,123,451)                                $  238,123,451
------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENT IN SECURITIES -- 104.2%
                                                 (Cost $2,801,383,931) (a)(h)                       $2,637,965,196
------------------------------------------------------------------------------------------------------------------
                                                 OTHER ASSETS AND
                                                 LIABILITIES -- (4.2)%                              $ (106,111,111)
------------------------------------------------------------------------------------------------------------------
                                                 TOTAL NET ASSETS -- 100.0%                         $2,531,854,085
==================================================================================================================

 Notional              Swap Counterparty/                                                           Unrealized
Principal              Referenced Obligation                                                        Loss
     $ 14,000,000      JPMorgan Chase & Co., Index: Markit CDX.NA.HY.17, 5.0%,
                       12/20/16                                                                     $     (185,850)
                                                                                                    --------------
                       TOTAL CREDIT DEFAULT SWAP AGREEMENTS
                       (Cost $597,917)                                                              $     (185,850)
                                                                                                    ==============

(A.D.R.) American Depositary Receipt

(G.D.R.) Global Depositary Receipt

*        Non-income producing security.

+        Rounds to less than 0.1%

WR       Security rating withdrawn by either S&P or Moody's.

NR       Not rated by either S&P or Moody's.

PIK      Represents a pay-in-kind security.


The accompanying notes are an integral part of these financial statements.

52    Pioneer Global High Yield Fund | Annual Report | 10/31/11

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2011, the value of these securities amounted to $457,662,357 or 18.1% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At October 31, 2011, the net unrealized loss on investments based on cost for federal income tax purposes of $2,808,914,865 was as follows:


         Aggregate gross unrealized gain for all investments in which there is an
           excess of value over tax cost                                                            $   80,179,996
         Aggregate gross unrealized loss for all investments in which there is an
           excess of tax cost over value                                                              (251,129,665)
                                                                                                    --------------
         Net unrealized loss                                                                        $ (170,949,669)
                                                                                                    ==============

(b)   At October 31, 2011, the following securities were out on loan:

------------------------------------------------------------------------------------------------------------------
Principal
Amount ($)           Description                                                                     Value
------------------------------------------------------------------------------------------------------------------
 6,732,000           ADS Tactical, Inc., 11.0%, 4/1/18                                               $  6,900,300
 4,900,000           Ardagh Packaging Finance Plc, 9.125%, 10/15/20                                     4,875,500
   250,000           BR Malls International Finance, Ltd., 9.75%,
                     12/31/49 (Perpetual) (144A)                                                          255,000
   195,000           Broadview Networks Holdings, 11.375%, 9/1/12                                         160,388
10,122,000           Burger King Capital, 0.0%, 4/15/19                                                 5,921,370
 5,577,000           Burger King Corp., 9.875%, 10/15/18                                                5,981,333
 5,200,000           CEDC Finance Corp. International, Inc., 9.125%,
                     12/1/16 (144A)                                                                     3,744,000
 4,268,000           Cemex Finance LLC, 9.5%, 12/14/16 (144A)                                           3,729,378
 1,900,000           Cemex SAB de CV, 9.0%, 3/15/18                                                     1,586,500
 1,120,000           Chaparral Energy, Inc., 8.25%, 9/1/21                                              1,139,600
 5,215,000           China Oriental Group, 8.0%, 8/18/15                                                4,876,025
 5,756,000           Chrysler Group LLC, 8.0%, 6/15/19                                                  5,295,520
 2,000,000           Chrysler Group LLC, 8.25%, 6/15/21                                                 1,830,000
 2,821,000           Cricket Communications, Inc., 7.75%, 10/15/20                                      2,411,955
 5,990,000           Expro Finance Luxembourg SCA, 8.5%, 12/15/16                                       5,780,350
   790,000           First Data Corp., 9.875%, 9/24/15                                                    758,400
 1,436,000           Ford Motor Credit Co. LLC, 5.875%, 8/2/21                                          1,530,167
 3,125,000           GOL Finance, 9.25%, 7/20/20 (144A)                                                 2,835,938
 7,900,000           Grupo Papelero Scribe SA, 8.875%, 4/7/20 (144A)                                    6,952,000
 1,100,000           Hercules Offshore, Inc., 10.5%, 10/15/17                                           1,100,000
 1,000,000           Hyva Global BV, 8.625%, 3/24/16                                                      900,000
   500,000           IRSA Inversiones y Representacion, 8.5%, 2/2/17 (144A)                               477,500

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/11    53

------------------------------------------------------------------------------------------------------------------
Principal
Amount ($)           Description                                                                     Value
------------------------------------------------------------------------------------------------------------------
 4,603,000           JA Solar Holdings Co., 4.5%, 5/15/13                                            $  3,498,280
 2,000,000           Liberty Mutual Group., 7.0%, 3/15/37 (144A)                                        1,740,000
 6,162,000           Lonking Holdings, Ltd., 8.5%, 6/3/16                                               5,730,660
    50,000           Mentor Graphics Corp., 4.0%, 4/1/31                                                   46,688
   500,000           Metinvest BV, 10.25%, 5/20/15                                                        505,000
 2,324,000           Midwest Vanadium Pty, Ltd., 11.5%, 2/15/18                                         1,940,540
   695,000           Minerva Overseas II, 10.875%, 11/15/19 (144A)                                        604,650
 6,756,300           Mirabela Nickel, Ltd., 8.75%, 4/15/18                                              6,013,107
 1,000,000           NCO Group, Inc., 11.875%, 11/15/14                                                   935,000
 1,999,000           NCO Group, Inc., Floating Rate Note, 11/15/13                                      1,839,080
 4,252,000           Paetec Holding Corp., 9.5%, 7/15/15                                                4,432,710
 7,463,000           Pilgrim's Pride Corp., 7.875%, 12/15/18                                            6,194,290
 1,885,000           Provincia de Neuquen Argentina, 7.875%, 4/26/21                                    1,894,425
 1,673,000           Quicksilver Resources, Inc., 7.125%, 4/1/16                                        1,658,361
   500,000           Quicksilver Resources, Inc., 9.125%, 8/15/19                                         532,500
   284,000           Sabra Health Care LP, 8.125%, 11/1/18                                                279,740
   605,000           Tarjeta Naranja SA, 9.0%, 1/28/17                                                    583,825
 2,640,000           Texas Competitive Electric Holdings Co., 11.5%, 10/1/20                            2,270,400
10,010,000           Tower Automotive Holdings USA, 10.625%, 9/1/17                                    10,310,300
   575,000           Vanguard Health Holding Co., LLC, 7.75%, 2/1/19                                      569,250
------------------------------------------------------------------------------------------------------------------
  Shares
------------------------------------------------------------------------------------------------------------------
    55,000           Ainsworth Lumber Co., Ltd. *                                                    $     84,700
    30,000           Georgia Gulf Corp. *                                                                 543,000
   132,750           Vale SA (A.D.R.)                                                                   3,132,900
------------------------------------------------------------------------------------------------------------------
                     Total                                                                           $124,380,630
==================================================================================================================

(c)  Securities lending collateral is managed by Credit Suisse AG, New York
     Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(e)  Security is in default and is non-income producing.

(f) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(g) Security issued with a zero coupon. Income is recognized through accretion of discount.

(h) Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

     United States                                                                                           59.4%
     Cayman Islands                                                                                           6.2
     Argentina                                                                                                3.7
     Mexico                                                                                                   2.9
     Brazil                                                                                                   2.9
     Bermuda                                                                                                  2.7
     Ireland                                                                                                  2.7

The accompanying notes are an integral part of these financial statements.

54    Pioneer Global High Yield Fund | Annual Report | 10/31/11

     United Kingdom                              2.5%
     Netherlands                                 2.5
     Canada                                      2.4
     Norway                                      2.4
     Luxembourg                                  2.3
     Indonesia                                   1.2
     Germany                                     1.1
     Other (individually less than 1.0%)         5.1
                                               -----
                                               100.0%
                                               =====

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

      NOK Norwegian Krone
      EURO Euro
      BRL  Brazilian Real
      COP Columbian Peso

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2011 aggregated $1,392,307,735 and $1,453,597,806, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/11    55

The following is a summary of the inputs used as of October 31, 2011, in valuing the Fund's assets:

-----------------------------------------------------------------------------------------------------
                                        Level 1        Level 2           Level 3      Total
-----------------------------------------------------------------------------------------------------
Asset Backed Securities                 $        --    $   79,593,101    $       --    $   79,593,101
Collateralized Mortgage Obligations              --        39,741,922            --        39,741,922
Corporate Bonds                                  --     1,797,546,773            --     1,797,546,773
Convertible Corporate Bonds                      --       146,270,108            --       146,270,108
Municipal Bonds                                  --        49,598,141       460,680        50,058,821
Foreign Government Bonds                         --        43,427,909            --        43,427,909
U.S. Government Agency Obligations               --         1,807,869            --         1,807,869
Common Stocks                            15,180,831           231,488     7,223,788        22,636,107
Preferred Stocks                          6,338,720         2,953,871            --         9,292,591
Rights/Warrants                             101,643                --            --           101,643
Senior Floating Rate Loan Interests              --       209,364,901            --       209,364,901
Temporary Cash Investments                       --        63,125,173            --        63,125,173
Repurchase Agreements                            --       163,982,361            --       163,982,361
Money Market Mutual Funds                11,015,917                --            --        11,015,917
-----------------------------------------------------------------------------------------------------
Total                                   $32,637,111    $2,597,643,617    $7,684,468    $2,637,965,196
=====================================================================================================
Other Financial Instruments*            $        --    $     (247,126)   $       --    $     (247,126)
=====================================================================================================

* Other financial instruments include credit default swaps and foreign exchange contracts.

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

-----------------------------------------------------------------------------------------------------
                                      Senior
                                      Floating
                                      Rate Loan         Common          Corporate
                                      Interests         Stocks          Bonds              Total
-----------------------------------------------------------------------------------------------------
 Balance as of 10/31/10               $7,564,567        $1,328,534      $9,012,875        $17,905,976
 Realized gain (loss)(1)                   1,286                --              --              1,286
 Change in unrealized
 appreciation (depreciation)(2)         (520,522)        1,736,911              --          1,216,389
 Net purchases (sales)                  (204,945)               --              --           (204,945)
 Transfers in and out of Level 3*     (6,841,149)        4,356,822      (8,552,195)       (11,036,522)
-----------------------------------------------------------------------------------------------------
 Balance as of 10/31/11               $     (763)       $7,422,267      $  460,680        $ 7,882,184
=====================================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

*    Transfers are calculated on the beginning of period values.

     Net change in unrealized appreciation (depreciation) of Level 3
       investments still held and considered Level 3 as of 10/31/11                       $1,528,710
                                                                                          ----------

The accompanying notes are an integral part of these financial statements.

56    Pioneer Global High Yield Fund | Annual Report | 10/31/11

Statement of Assets and Liabilities | 10/31/11 (Consolidated)

ASSETS:
  Investment in securities (including securities loaned of $124,380,630)
   (cost $2,801,383,931)                                                     $2,637,695,196
  Cash                                                                           25,714,621
  Foreign currencies, at value (cost $4,859,194)                                  4,871,163
  Receivables --
   Investment securities sold                                                     7,444,734
   Fund shares sold                                                              39,176,491
   Interest                                                                      51,520,726
   Dividends                                                                        144,265
  Other                                                                             143,229
-------------------------------------------------------------------------------------------
     Total assets                                                            $2,766,980,425
-------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                           $   92,571,012
   Fund shares repurchased                                                        9,498,680
   Dividends                                                                      2,135,872
   Upon return of securities loaned                                             129,723,451
   Forward foreign currency contracts                                                61,276
  Due to affiliates                                                                 741,977
  Unrealized depreciation on credit default swap agreements                         185,850
  Unrealized depreciation on unfunded corporate loans                                33,583
  Accrued expenses                                                                  174,639
-------------------------------------------------------------------------------------------
     Total liabilities                                                       $  235,126,340
-------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                            $2,925,127,459
  Undistributed net investment income                                             6,436,457
  Accumulated net realized loss on investments and foreign currency
   transactions                                                                (236,060,387)
  Net unrealized loss on investments                                           (163,452,318)
  Net unrealized loss on credit default swaps                                      (185,850)
  Net unrealized loss on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                         (11,276)
-------------------------------------------------------------------------------------------
     Total net assets                                                        $2,531,854,085
-------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $648,746,302/66,017,533 shares)                          $         9.83
  Class B (based on $50,509,114/5,136,978 shares)                            $         9.83
  Class C (based on $460,475,593/46,986,031 shares)                          $         9.80
  Class Y (based on $1,364,543,178/141,242,215 shares)                       $         9.66
  Class Z (based on $7,579,898/749,649 shares)                               $        10.11
MAXIMUM OFFERING PRICE:
  Class A ($9.83 [divided by] 95.5%)                                         $        10.29
===========================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/11    57

Statement of Operations (Consolidated)

For Year Ended 10/31/11

INVESTMENT INCOME:
  Interest                                                                $ 234,727,891
  Dividends (net of foreign taxes withheld of $18,951)                          525,243
  Income from securities loaned, net                                            363,310
---------------------------------------------------------------------------------------------------------
     Total investment income                                                                $ 235,616,444
---------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                         $  16,023,480
  Transfer agent fees
   Class A                                                                    1,061,483
   Class B                                                                       96,652
   Class C                                                                      302,991
   Class Y                                                                       80,280
   Class Z                                                                        7,412
  Distribution fees
   Class A                                                                    2,444,670
   Class B                                                                      661,427
   Class C                                                                    5,159,062
  Shareholder communication expense                                           2,566,936
  Administrative reimbursements                                                 829,055
  Custodian fees                                                                142,997
  Registration fees                                                             219,957
  Professional fees                                                             137,867
  Printing expense                                                               72,957
  Fees and expenses of nonaffiliated Trustees                                    95,451
  Interest expense                                                               54,386
  Miscellaneous                                                                 166,581
---------------------------------------------------------------------------------------------------------
     Total expenses                                                                         $  30,123,644
---------------------------------------------------------------------------------------------------------
       Net investment income                                                                $ 205,492,800
---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CLASS ACTION AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on:
   Investments                                                            $  61,116,354
   Class action                                                                 385,359
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                        2,937,123     $  64,438,836
---------------------------------------------------------------------------------------------------------
  Change in net unrealized loss on:
   Investments                                                            $(236,283,290)
   Unfunded corporate loans                                                     (68,227)
   Credit default swaps                                                        (185,850)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                       (2,655,262)    $(239,192,629)
---------------------------------------------------------------------------------------------------------
  Net loss on investments                                                                   $(174,753,793)
---------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                      $  30,739,007
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

58    Pioneer Global High Yield Fund | Annual Report | 10/31/11

Statement of Changes in Net Assets

-----------------------------------------------------------------------------------------------------
                                                                    Year Ended
                                                                    10/31/11          Year Ended
                                                                    (Consolidated)    10/31/10
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                               $   205,492,800   $   171,352,607
Net realized gain (loss) on investments, class action and foreign
  currency transactions                                                  64,438,836       (27,665,242)
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                                (239,192,629)      283,215,212
-----------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations             $    30,739,007   $   426,902,577
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.77 and $0.77 per share, respectively)                $   (71,500,008)  $   (84,181,285)
   Class B ($0.69 and $0.69 per share, respectively)                     (4,324,584)       (6,109,636)
   Class C ($0.70 and $0.69 per share, respectively)                    (34,373,840)      (34,338,055)
   Class Y ($0.80 and $0.79 per share, respectively)                    (93,119,401)      (38,488,064)
   Class Z ($0.83 and $0.81 per share, respectively)                     (1,004,924)         (478,741)
-----------------------------------------------------------------------------------------------------
     Total distributions to shareowners                             $  (204,322,757)  $  (163,595,781)
-----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                        $ 1,848,261,452   $ 1,773,933,406
Reinvestment of distributions                                           166,943,218       113,535,022
Cost of shares repurchased                                           (1,997,556,834)   (1,258,976,809)
-----------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from
     Fund share transactions                                        $    17,647,836   $   628,491,619
-----------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                            $  (155,935,914)  $   891,798,415
NET ASSETS:
Beginning of year                                                     2,687,789,999     1,795,991,584
-----------------------------------------------------------------------------------------------------
End of year                                                         $ 2,531,854,085   $ 2,687,789,999
-----------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income    $     6,436,457   $    (5,557,095)
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/11    59

----------------------------------------------------------------------------------------------------
                                   '11 Shares      '11 Amount          '10 Shares     '10 Amount
----------------------------------------------------------------------------------------------------
Class A
Shares sold                         45,322,070     $  478,856,191       76,506,487    $ 755,963,989
Reinvestment of distributions        5,325,281         55,922,586        6,064,818       60,194,825
Less shares repurchased            (90,708,421)      (956,573,557)     (84,895,358)    (838,841,672)
----------------------------------------------------------------------------------------------------
   Net decrease                    (40,061,070)    $ (421,794,780)      (2,324,053)   $ (22,682,858)
====================================================================================================
Class B
Shares sold or exchanged               182,501     $    1,919,382          523,187    $   5,148,813
Reinvestment of distributions          315,412          3,301,623          351,397        3,482,123
Less shares repurchased             (2,965,546)       (31,230,042)      (3,559,373)     (35,114,593)
----------------------------------------------------------------------------------------------------
   Net decrease                     (2,467,633)    $  (26,009,037)      (2,684,789)   $ (26,483,657)
====================================================================================================
Class C
Shares sold                          8,590,010     $   90,033,530       11,525,379    $ 113,677,297
Reinvestment of distributions        2,193,451         22,827,373        1,912,159       18,934,344
Less shares repurchased            (13,781,313)      (142,849,741)     (12,878,243)    (126,810,362)
----------------------------------------------------------------------------------------------------
   Net increase (decrease)          (2,997,852)    $  (29,988,838)         559,295    $   5,801,279
====================================================================================================
Class Y
Shares sold                        123,093,815     $1,257,879,328       92,141,904    $ 893,563,267
Reinvestment of distributions        8,210,266         84,133,526        3,098,547       30,659,013
Less shares repurchased            (82,635,654)      (847,547,383)     (25,982,082)    (254,814,140)
----------------------------------------------------------------------------------------------------
   Net increase                     48,668,427     $  494,465,471       69,258,369    $ 669,408,140
====================================================================================================
Class Z
Shares sold                          1,776,624     $   19,573,021          545,517    $   5,580,040
Reinvestment of distributions           69,254            758,110           25,802          264,717
Less shares repurchased             (1,778,794)       (19,356,111)        (331,626)      (3,396,042)
----------------------------------------------------------------------------------------------------
   Net increase                         67,084     $      975,020          239,693    $   2,448,715
====================================================================================================

The accompanying notes are an integral part of these financial statements.

60    Pioneer Global High Yield Fund | Annual Report | 10/31/11

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Year
                                                                                               Ended             Year
                                                                                               10/31/11          Ended
                                                                                               (Consolidated)    10/31/10
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                                           $ 10.53           $    9.39
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                         $  0.77           $    0.80
 Net realized and unrealized gain (loss) on investments and foreign currency transactions        (0.70)               1.11
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                           $  0.07           $    1.91
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                                         $  (0.77)         $    (0.77)
 Net realized gain                                                                                   --                  --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                            $  (0.77)         $    (0.77)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                     $  (0.70)         $    1.14
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                 $  9.83           $   10.53
====================================================================================================================================
Total return*                                                                                      0.49%              21.16%
Ratio of net expenses to average net assets+                                                       1.09%               1.10%
Ratio of net investment income to average net assets+                                              7.37%               8.08%
Portfolio turnover rate                                                                              52%                 49%
Net assets, end of period (in thousands)                                                       $648,746          $1,117,231
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                      1.09%               1.15%
 Net investment income                                                                             7.37%               8.02%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                      1.09%               1.10%
 Net investment income                                                                             7.37%               8.07%
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Year           Year        Year
                                                                                             Ended          Ended       Ended
                                                                                             10/31/09       10/31/08    10/31/07
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                                         $    7.56      $  12.30    $    12.34
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                       $    0.90      $   1.03    $     0.96
 Net realized and unrealized gain (loss) on investments and foreign currency transactions         1.98         (4.59)         0.04
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                         $    2.88      $  (3.56)   $     1.00
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                                       $    (1.05)    $  (1.07)   $    (0.98)
 Net realized gain                                                                                   --        (0.11)        (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                          $    (1.05)    $  (1.18)   $    (1.04)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                   $    1.83      $  (4.74)   $    (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                               $    9.39      $   7.56    $    12.30
====================================================================================================================================
Total return*                                                                                     43.56%      (31.45)%        8.30%
Ratio of net expenses to average net assets+                                                       1.10%        1.10%         1.06%
Ratio of net investment income to average net assets+                                             11.68%        9.25%         7.73%
Portfolio turnover rate                                                                              33%          25%           31%
Net assets, end of period (in thousands)                                                     $1,018,040     $759,925    $1,369,044
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                      1.32%        1.18%         1.06%
 Net investment income                                                                            11.46%        9.17%         7.73%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                      1.10%        1.10%         1.06%
 Net investment income                                                                            11.68%        9.25%         7.73%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                   Pioneer Global High Yield Fund | Annual Report | 10/31/11  61

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Year
                                                                                               Ended               Year
                                                                                               10/31/11            Ended
                                                                                               (Consolidated)      10/31/10
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                                           $ 10.53             $  9.37
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                         $  0.68             $  0.70
 Net realized and unrealized gain (loss) on investments and foreign currency transactions        (0.69)               1.15
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                           $ (0.01)            $  1.85
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                                         $ (0.69)            $ (0.69)
 Net realized gain                                                                                  --                 --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                            $ (0.69)            $ (0.69)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                     $ (0.70)            $  1.16
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                 $  9.83             $ 10.53
====================================================================================================================================
Total return*                                                                                    (0.32)%             20.40%
Ratio of net expenses to average net assets+                                                      1.90%               1.92%
Ratio of net investment income to average net assets+                                             6.59%               7.27%
Portfolio turnover rate                                                                             52%                 49%
Net assets, end of period (in thousands)                                                       $50,509             $80,100
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                     1.90%               1.92%
 Net investment income                                                                            6.59%               7.27%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                     1.90%               1.92%
 Net investment income                                                                            6.59%               7.27%
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Year        Year          Year
                                                                                             Ended       Ended         Ended
                                                                                             10/31/09    10/31/08      10/31/07
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                                         $ 7.54      $ 12.27       $ 12.31
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                       $ 0.81      $  0.93       $  0.86
 Net realized and unrealized gain (loss) on investments and foreign currency transactions      2.01        (4.57)         0.03
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                         $ 2.82      $ (3.64)      $  0.89
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                                       $ (0.99)    $ (0.98)      $  (0.87)
 Net realized gain                                                                                --       (0.11)         (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                          $ (0.99)    $ (1.09)      $  (0.93)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                   $ 1.83      $ (4.73)      $  (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                               $ 9.37      $  7.54       $ 12.27
====================================================================================================================================
Total return*                                                                                  42.42%     (32.02)%         7.41%
Ratio of net expenses to average net assets+                                                    2.00%       1.92%          1.86%
Ratio of net investment income to average net assets+                                          10.88%       8.47%          6.93%
Portfolio turnover rate                                                                           33%         25%            31%
Net assets, end of period (in thousands)                                                     $96,411     $83,412       $155,523
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                   2.08%       1.92%          1.86%
 Net investment income                                                                         10.80%       8.47%          6.93%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                   2.00%       1.92%          1.85%
 Net investment income                                                                         10.88%       8.47%          6.94%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

62  Pioneer Global High Yield Fund | Annual Report | 10/31/11

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Year
                                                                                               Ended              Year
                                                                                               10/31/11           Ended
                                                                                               (Consolidated)     10/31/10
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                                           $  10.49           $   9.34
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                         $   0.70           $   0.73
 Net realized and unrealized gain (loss) on investments and foreign currency transactions         (0.69)              1.11
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                           $   0.01           $   1.84
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                                         $  (0.70)          $  (0.69)
 Net realized gain                                                                                   --                 --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                            $  (0.70)          $  (0.69)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                     $  (0.69)          $   1.15
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                 $   9.80           $  10.49
====================================================================================================================================
Total return*                                                                                     (0.13)%            20.43%
Ratio of net expenses to average net assets+                                                       1.78%              1.82%
Ratio of net investment income to average net assets+                                              6.72%              7.37%
Portfolio turnover rate                                                                              52%                49%
Net assets, end of period (in thousands)                                                       $460,476           $524,448
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                      1.78%              1.82%
 Net investment income                                                                             6.72%              7.37%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                      1.78%              1.82%
 Net investment income                                                                             6.72%              7.37%
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Year         Year          Year
                                                                                             Ended        Ended         Ended
                                                                                             10/31/09     10/31/08      10/31/07
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                                         $   7.51     $  12.24     $  12.28
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                       $   0.82     $   0.93     $   0.86
 Net realized and unrealized gain (loss) on investments and foreign currency transactions        1.99        (4.57)        0.04
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                         $   2.81     $  (3.64)    $   0.90
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                                       $  (0.98)    $  (0.98)    $  (0.88)
 Net realized gain                                                                                 --        (0.11)       (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                          $  (0.98)    $  (1.09)    $  (0.94)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                   $   1.83     $  (4.73)    $  (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                               $   9.34     $   7.51     $  12.24
====================================================================================================================================
Total return*                                                                                   42.56%      (32.08)%       7.48%
Ratio of net expenses to average net assets+                                                     1.98%        1.85%        1.82%
Ratio of net investment income to average net assets+                                           10.78%        8.55%        6.96%
Portfolio turnover rate                                                                            33%          25%          31%
Net assets, end of period (in thousands)                                                     $461,644     $347,459     $598,195
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                    1.98%        1.85%        1.82%
 Net investment income                                                                          10.78%        8.55%        6.96%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                    1.98%        1.85%        1.82%
 Net investment income                                                                          10.78%        8.55%        6.96%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                   Pioneer Global High Yield Fund | Annual Report | 10/31/11  63

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Year
                                                                                              Ended                 Year
                                                                                              10/31/11              Ended
                                                                                              (Consolidated)        10/31/10
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                                          $    10.35            $   9.25
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                        $     0.81            $   0.86
 Net realized and unrealized gain (loss) on investments and foreign currency transactions          (0.70)               1.03
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                          $     0.11            $   1.89
Distributions to shareowners:
 Net investment income                                                                             (0.80)              (0.79)
 Net realized gain                                                                                    --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                    $    (0.69)           $   1.10
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                $     9.66            $  10.35
====================================================================================================================================
Total return*                                                                                       0.85%              21.35%
Ratio of net expenses to average net assets+                                                        0.74%               0.73%
Ratio of net investment income to average net assets+                                               7.72%               8.42%
Portfolio turnover rate                                                                               52%                 49%
Net assets, end of period (in thousands)                                                      $1,364,543            $958,596
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                       0.74%               0.73%
 Net investment income                                                                              7.72%               8.42%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                       0.74%               0.73%
 Net investment income                                                                              7.72%               8.42%
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Year          Year        Year
                                                                                             Ended         Ended       Ended
                                                                                             10/31/09      10/31/08    10/31/07
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                                         $   7.46      $  12.10    $ 12.19
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                       $   0.94      $   1.05    $  0.97
 Net realized and unrealized gain (loss) on investments and foreign currency transactions        1.91         (4.48)     (0.01)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                         $   2.85      $  (3.43)   $  0.96
Distributions to shareowners:
 Net investment income                                                                          (1.06)        (1.10)     (0.99)
 Net realized gain                                                                                 --         (0.11)     (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                   $   1.79      $  (4.64)   $ (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                               $   9.25      $   7.46    $ 12.10
====================================================================================================================================
Total return*                                                                                   43.78%       (30.96)%     8.12%
Ratio of net expenses to average net assets+                                                     0.78%         0.74%      0.70%
Ratio of net investment income to average net assets+                                           11.43%         9.82%      8.05%
Portfolio turnover rate                                                                            33%           25%        31%
Net assets, end of period (in thousands)                                                     $215,614      $ 50,477    $23,414
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                    0.79%         0.74%      0.70%
 Net investment income                                                                          11.43%         9.82%      8.05%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                    0.78%         0.74%      0.70%
 Net investment income                                                                          11.43%         9.82%      8.05%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

64  Pioneer Global High Yield Fund | Annual Report | 10/31/11

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Year
                                                                                               Ended               Year
                                                                                               10/31/11            Ended
                                                                                               (Consolidated)      10/31/10
------------------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                                           $10.86              $ 9.67
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                         $ 0.85              $ 0.87
 Net realized and unrealized gain (loss) on investments and foreign currency transactions       (0.77)               1.13
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                           $ 0.08              $ 2.00
Distributions to shareowners:
 Net investment income                                                                          (0.83)              (0.81)
 Net realized gain                                                                                 --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                     $(0.75)             $ 1.19
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                 $10.11              $10.86
====================================================================================================================================
Total return*                                                                                    0.53%              21.58%
Ratio of net expenses to average net assets+                                                     0.76%               0.90%
Ratio of net investment income to average net assets+                                            7.67%               8.26%
Portfolio turnover rate                                                                            52%                 49%
Net assets, end of period (in thousands)                                                       $7,580              $7,416
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                    0.76%               0.91%
 Net investment income                                                                           7.67%               8.25%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                    0.76%               0.90%
 Net investment income                                                                           7.67%               8.26%
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Year       Year
                                                                                            Ended      Ended       7/6/07 (a) to
                                                                                            10/31/09   10/31/08    10/31/07
------------------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                                        $ 7.79     $  12.31    $12.65
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                      $ 1.00     $   1.07    $ 0.33
 Net realized and unrealized gain (loss) on investments and foreign currency transactions     1.98        (4.37)    (0.35)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                        $ 2.98     $  (3.30)   $(0.02)
Distributions to shareowners:
 Net investment income                                                                        (1.10)      (1.11)    (0.32)
 Net realized gain                                                                               --       (0.11)       --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                  $ 1.88     $  (4.52)   $(0.34)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                              $ 9.67     $   7.79    $12.31
====================================================================================================================================
Total return*                                                                                43.69%     (29.21)%    (0.09)%(b)
Ratio of net expenses to average net assets+                                                  0.90%       0.90%      0.69%**
Ratio of net investment income to average net assets+                                        11.46%       9.85%      8.30%**
Portfolio turnover rate                                                                         33%         25%        31%(b)
Net assets, end of period (in thousands)                                                    $4,283     $  2,366    $   97
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                 1.23%        1.11%     0.69%**
 Net investment income                                                                       11.13%        9.64%     8.30%**
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                 0.90%        0.90%     0.69%**
 Net investment income                                                                       11.46%        9.85%     8.30%**
====================================================================================================================================

(a)  Class Z shares were first publicly offered on July 6, 2007.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                   Pioneer Global High Yield Fund | Annual Report | 10/31/11  65

Notes to Financial Statements | 10/31/11 (Consolidated)

1.   Organization and Significant Accounting Policies

Pioneer Global High Yield Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class Y and Class Z shares. Class Y shares were first publicly offered on December 28, 2005. Class Z shares were first publicly offered on July 6, 2007. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.


66    Pioneer Global High Yield Fund | Annual Report | 10/31/11

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data.

     Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.


                 Pioneer Global High Yield Fund | Annual Report | 10/31/11    67

     At October 31, 2011, five securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.31% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a


68    Pioneer Global High Yield Fund | Annual Report | 10/31/11
     portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 9).

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     At October 31, 2011, the Fund had a net capital loss carryforward of $235,848,362 of which the following amounts will expire between 2016 and 2018, if not utilized: $4,718,467 in 2016, $204,858,985 in 2017 and
     $26,270,910 in 2018.

     At October 31, 2011, the Fund reclassified $22,338 to decrease paid-in capital, $10,823,509 to decrease distributions in excess of net investment income and $10,801,171 to increase accumulated net realized loss, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

     Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

     The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 was as follows:


                 Pioneer Global High Yield Fund | Annual Report | 10/31/11    69

     ---------------------------------------------------------------------------
                                                    2011                   2010
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                        $204,322,757            $163,595,781
     ---------------------------------------------------------------------------
        Total                               $204,322,757            $163,595,781
     ===========================================================================

  The following shows the components of distributable earnings on a federal income tax basis at October 31, 2011:

     ---------------------------------------------------------------------------
                                                                            2011
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                $   15,829,962
     Capital loss carryforward                                      (235,848,362)
     Dividends payable                                                (2,135,872)
     Net unrealized loss                                            (171,119,102)
     ---------------------------------------------------------------------------
        Total                                                     $ (393,273,374)
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized loss is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency contracts, adjustments relating to catastrophe bonds, credit default swaps, interest accruals on preferred stocks and interest on defaulted bonds.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $164,670 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2011.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the year ended October 31, 2011, the Fund recognized gains of $385,359 in the settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 5). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).


70    Pioneer Global High Yield Fund | Annual Report | 10/31/11

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

H.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc.
     (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

I.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the


                 Pioneer Global High Yield Fund | Annual Report | 10/31/11    71
     value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

J.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage to the portfolio or to hedge the risk of default on portfolio securities. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.


72    Pioneer Global High Yield Fund | Annual Report | 10/31/11

     The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     During the year ended October 31, 2011, the Fund opened one credit default swap, with a notional amount of $14,000,000, which was still open at year end. Credit default swap contracts outstanding at year end are listed at the end of the Fund's schedule of investments.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, the Fund's investment adviser, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; 0.60% of the next $500 million; 0.55% of the next $500 million; and 0.45% of the excess over $2 billion. For the year ended October 31, 2011, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.58% of the average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.10%, 2.00%, 2.00% and 0.90% of the average daily net assets attributable to Class A, Class B, Class C and Class Z shares, respectively. These expense limitations are in effect through March 1, 2012 for Class A, Class B, Class C and Class Z shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $127,335 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2011.


                 Pioneer Global High Yield Fund | Annual Report | 10/31/11    73

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended October 31, 2011, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                              $  900,675
Class B                                                                  78,043
Class C                                                                 401,170
Class Y                                                               1,177,865
Class Z                                                                   9,183
--------------------------------------------------------------------------------
   Total                                                             $2,566,936
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $559,258 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2011.

4.   Basis for Consolidation of the Financial Statements

The consolidated financial statements of the Fund include the accounts of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary, a Delaware corporation, was incorporated on February 10, 2011 and is wholly-owned and controlled by the Fund. It is intended that the Fund will remain the sole shareholder of, and will continue to control, the Subsidiary. The Subsidiary acts as an investment vehicle for the Fund's interest in Blaze Recycling and Metals LLC, Class A Units. As of October 31, 2011, the Subsidiary represented approximately $4,366,543 or approximately 0.2% of the net assets of the Fund.

5.   Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of


74    Pioneer Global High Yield Fund | Annual Report | 10/31/11

Assets and Liabilities is $55,384 in distribution fees payable to PFD at October 31, 2011.

In addition, redemptions of each class of shares (except Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2011, CDSCs in the amount of $296,599 were paid to PFD.

6.   Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2011, the average daily amount of borrowings outstanding during the period was $37,930,560. The related weighted average annualized interest for the period was 1.50% and the total interest expense on such borrowings was $54,386. At October 31, 2011, the Fund had no borrowings under this agreement.

7.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended October 31, 2011, the Fund's expenses were not reduced under such arrangements.


                 Pioneer Global High Yield Fund | Annual Report | 10/31/11    75

8.   Unfunded Loan Commitments

As of October 31, 2011, the fund had unfunded loan commitments of approximately $746,287 (excluding unrealized depreciation on those commitments of $33,583 as of October 31, 2011) which could be extended at the option of the borrower, pursuant to the following loan agreements:

-------------------------------------------------------------------------------------------------------------
                                                                                                   Net
                                                                                                   Unrealized
 Loan                                            Shares         Cost               Value           Loss
-------------------------------------------------------------------------------------------------------------
 National Specialty Hospitals, Inc., Initial
  Term Loan                                      746,287        $746,287           $712,704        $(33,583)
-------------------------------------------------------------------------------------------------------------
    Total                                                                                          $(33,583)
=============================================================================================================

9. Forward Foreign Currency Contracts

During the year ended October 31, 2011, the Fund entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended October 31, 2011 was $12,970,000. The Fund had no outstanding settlement contracts at October 31, 2011.

Open portfolio hedges at October 31, 2011 were as follows:

-------------------------------------------------------------------------------------------------------------
                            Net
                            Contracts to     In Exchange        Settlement                         Unrealized
Currency                    deliver          For USD            Date            Value              Loss
GBP (Pound Sterling)        (2,000,000)      $(3,163,400)       12/15/11        $(3,224,676)       $(61,276)
-------------------------------------------------------------------------------------------------------------
   Total                                                                                           $(61,276)
=============================================================================================================

10.  Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of October 31, 2011 were as follows:

-------------------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments                        Asset Derivatives 2011                Liabilities Derivatives 2011
Under Accounting                        -----------------------------            -----------------------------
Standards Codification                  Balance Sheet                            Balance Sheet
(ASC) 815                               Location              Value              Location           Value
-------------------------------------------------------------------------------------------------------------
Foreign Exchange Contracts              Receivables           $--                Payables           $ 61,276
Credit Default Swaps                    Receivables           $--                Payables           $185,850
-------------------------------------------------------------------------------------------------------------
   Total                                                      $--                                   $247,126
=============================================================================================================

76    Pioneer Global High Yield Fund | Annual Report | 10/31/11

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2011 was as follows:

-------------------------------------------------------------------------------------------------------------
Derivatives Not                                                                               Change in
Accounted for as                                                                              Unrealized Gain
Hedging Instruments                                                       Realized Gain       or (Loss) on
Under Accounting                                                          on Derivatives      Derivatives
Codification                    Location of Gain or (Loss) On             Recognized          Recognized
(ASC) 815                       Derivatives Recognized in Income          in Income           in Income
-------------------------------------------------------------------------------------------------------------
 Foreign Exchange               Net realized gain on forward foreign
 Contracts                      currency contracts                        $122,309
 Foreign Exchange               Change in unrealized loss on forward
 Contracts                      foreign currency contracts and other
                                assets and liabilities denominated in
                                foreign currencies.                                           $ (61,276)
 Credit Default Swaps           Change in unrealized loss on credit
                                default swaps                                                 $(185,850)


                 Pioneer Global High Yield Fund | Annual Report | 10/31/11    77

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VII and the Shareowners of Pioneer Global High Yield Fund:
--------------------------------------------------------------------------------
We have audited the accompanying consolidated statement of assets and liabilities of Pioneer Global High Yield Fund (the "Fund") (one of the portfolios constituting the Pioneer Series Trust VII), including the consolidated schedule of investments, as of October 31, 2011, and the related consolidated statement of operations, the consolidated statement of changes in net assets and the consolidated financial highlights for the year then ended, and the statement of changes in net assets for the year ended October 31, 2011 and the financial highlights for each of the periods ended October 31, 2011. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global High Yield Fund at October 31, 2011, the consolidated results of its operations, the consolidated changes in its net assets, and the consolidated financial highlights for the year then ended, and the changes in net assets for the year ended October 31, 2011 and the financial highlights for each of the periods ended October 31, 2011, in conformity with U.S. generally accepted accounting principles.

                                          /s/ Ernst & Young LLP

Boston, Massachusetts
December 23, 2011

78    Pioneer Global High Yield Fund | Annual Report | 10/31/11

ADDITIONAL INFORMATION (unaudited)

The percentage of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 55.65%.


























                 Pioneer Global High Yield Fund | Annual Report | 10/31/11    79

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 55 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


80    Pioneer Global High Yield Fund | Annual Report | 10/31/11

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
                            Position Held            Length of Service                                          Other Directorships
Name and Age                with the Fund            and Term of Office         Principal Occupation            Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*    Chairman of the Board,   Trustee since 2001.        Non-Executive Chairman and a    None
                            Trustee and President    Serves until a successor   director of Pioneer Investment
                                                     trustee is elected or      Management USA Inc.
                                                     earlier retirement or      ("PIM-USA"); Chairman and a
                                                     removal.                   director of Pioneer; Chairman
                                                                                and Director of Pioneer
                                                                                Institutional Asset
                                                                                Management, Inc. (since 2006);
                                                                                Director of Pioneer
                                                                                Alternative Investment
                                                                                Management Limited (Dublin,
                                                                                until October 2011); President
                                                                                and a director of Pioneer
                                                                                Alternative Investment Man-
                                                                                agement (Bermuda) Limited and
                                                                                affiliated funds; Deputy
                                                                                Chairman and a director of
                                                                                Pioneer Global Asset
                                                                                Management S.p.A. ("PGAM")
                                                                                (until April 2010); Director
                                                                                of PIOGLOBAL Real Estate
                                                                                Investment Fund (Russia)
                                                                                (until June 2006); Director of
                                                                                Nano-C, Inc. (since 2003);
                                                                                Director of Cole Management
                                                                                Inc. (since 2004); Director of
                                                                                Fiduciary Counseling, Inc.;
                                                                                President and Director of
                                                                                Pioneer Funds Distributor,
                                                                                Inc. ("PFD") (until May 2006);
                                                                                President of all of the
                                                                                Pioneer Funds; and Of Counsel,
                                                                                Wilmer Cutler Pickering Hale
                                                                                and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*   Trustee and Executive    Trustee since 2007.        Director, CEO and               None
                            Vice President           Serves until a successor   President of PIM-USA (since
                                                     trustee is elected or      February 2007);
                                                     earlier retirement or      Director and President of
                                                     removal.                   Pioneer and Pioneer
                                                                                Institutional Asset
                                                                                Management, Inc. (since
                                                                                February 2007); Executive Vice
                                                                                President of all of the
                                                                                Pioneer Funds (since March
                                                                                2007); Director of PGAM (2007
                                                                                - 2010); Head of New Europe
                                                                                Division, PGAM (2000 - 2005);
                                                                                and Head of New Markets
                                                                                Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


                   Pioneer Global High Yield Fund | Annual Report | 10/31/11  81

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held    Length of Service                                         Other Directorships
Name and Age         with the Fund    and Term of Office          Principal Occupation          Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)   Trustee          Trustee since 2005.         Managing Partner, Federal     Director of Enterprise
                                      Serves until a successor    City Capital Advisors         Community Investment,
                                      trustee is elected or       (corporate advisory           Inc. (privately held
                                      earlier retirement or       services company) (1997 -     affordable housing
                                      removal.                    2004 and 2008 - present);     finance company) (1985 -
                                                                  Interim Chief Executive       2010); Director of Oxford
                                                                  Officer, Oxford               Analytica, Inc. (2008 -
                                                                  Analytica, Inc.               present); Director of The
                                                                  (privately held research      Swiss Helvetia Fund, Inc.
                                                                  and consulting company)       (closed-end fund) (2010 -
                                                                  (2010); Executive Vice        present); and Director of
                                                                  President and Chief           New York Mortgage Trust
                                                                  Financial Officer,            (publicly traded mortgage
                                                                  I-trax, Inc. (publicly        REIT) (2004 - 2009)
                                                                  traded health care
                                                                  services company) (2004 -
                                                                  2007); and Executive Vice
                                                                  President and Chief
                                                                  Financial Officer,
                                                                  Pedestal Inc. (internet-
                                                                  based mortgage trading
                                                                  company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)    Trustee          Trustee since 2001.         Chairman, Bush                Director of Marriott
                                      Serves until a successor    International, LLC            International, Inc.
                                      trustee is elected or       (international financial      (2008 - present);
                                      earlier retirement or       advisory firm) (1991 -        Director of Discover
                                      removal.                    present); Senior Managing     Financial Services
                                                                  Director, Brock Capital       (credit card issuer and
                                                                  Group, LLC (strategic         electronic payment
                                                                  business advisors) (2010      services) (2007 -
                                                                  - present); Managing          present); Former Director
                                                                  Director, Federal Housing     of Briggs & Stratton Co.
                                                                  Finance Board (oversight      (engine manufacturer)
                                                                  of Federal Home Loan Bank     (2004 - 2009); Former
                                                                  system) (1989 - 1991);        Director of UAL
                                                                  Vice President and Head       Corporation (airline
                                                                  of International Finance,     holding company) (2006 -
                                                                  Federal National Mortgage     2010); Director of
                                                                  Association (1988 -           ManTech International
                                                                  1989); U.S. Alternate         Corporation (national
                                                                  Executive Director,           security,
                                                                  International Monetary
                                                                  Fund (1984 - 1988);
                                                                  Executive Assistant to
                                                                  Deputy Secretary of the
                                                                  U.S. Treasury, U.S.
                                                                  Treasury Department (1982
                                                                  - 1984); and Vice
                                                                  President and Team Leader
                                                                  in Corporate Banking,
                                                                  Bankers Trust Co. (1976 -
                                                                  1982)

82  Pioneer Global High Yield Fund | Annual Report | 10/31/11

------------------------------------------------------------------------------------------------------------------------------------
                            Position Held   Length of Service                                   Other Directorships
Name and Age                with the Fund   and Term of Office          Principal Occupation    Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (continued)
                                                                                                defense, and intelligence
                                                                                                technology firm) (2006 -
                                                                                                present); Member, Board
                                                                                                of Governors, Investment
                                                                                                Company Institute (2007
                                                                                                - present); Member, Board
                                                                                                of Governors, Independent
                                                                                                Directors Council (2007 -
                                                                                                present); Former Director
                                                                                                of Brady Corporation
                                                                                                (2000 - 2007); Former
                                                                                                Director of Mortgage
                                                                                                Guaranty Insur- ance
                                                                                                Corporation (1991 -
                                                                                                2006); Former Director of
                                                                                                Millennium Chemicals,
                                                                                                Inc. (commodity
                                                                                                chemicals) (2002 - 2005);
                                                                                                Former Director, R.J.
                                                                                                Reynolds Tobacco
                                                                                                Holdings, Inc. (tobacco)
                                                                                                (1999 - 2005); and Former
                                                                                                Director of Texaco, Inc.
                                                                                                (1997 - 2001)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)   Trustee         Trustee since 2008.         William Joseph Maier    Trustee, Mellon
                                            Serves until a successor    Professor of Political  Institutional Funds
                                            trustee is elected or       Economy, Harvard        Investment Trust and
                                            earlier retirement or       University (1972 -      Mellon Institutional
                                            removal.                    present)                Funds Master Portfolio
                                                                                                (oversaw 17 portfolios in
                                                                                                fund complex) (1989 -
                                                                                                2008)
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Global High Yield Fund | Annual Report | 10/31/11 83

------------------------------------------------------------------------------------------------------------------------------------
                            Position Held   Length of Service                                       Other Directorships
Name and Age                with the Fund   and Term of Office          Principal Occupation        Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (64)   Trustee         Trustee since 2001.         Founding Director, Vice     None
                                            Serves until a successor    President and Corporate
                                            trustee is elected or       Secretary, The Winthrop
                                            earlier retirement or       Group, Inc. (consulting
                                            removal.                    firm) (1982 - present);
                                                                        Desautels Faculty of
                                                                        Management, McGill
                                                                        University (1999 -
                                                                        present); and Manager of
                                                                        Research Operations and
                                                                        Organizational
                                                                        Learning, Xerox PARC,
                                                                        Xerox's Advance Research
                                                                        Center (1990 - 1994)




------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)        Trustee         Trustee since 2006.         Chairman and Chief          Director, Broadridge
                                            Serves until a successor    Executive Officer,          Financial Solutions,
                                            trustee is elected or       Quadriserv, Inc.            Inc. (investor
                                            earlier retirement or       (technology products        communications and
                                            removal.                    for securities lending      securities processing
                                                                        industry) (2008 -           provider for financial
                                                                        present); private           services industry) (2009
                                                                        investor (2004 - 2008);     - present); and Director,
                                                                        and Senior Executive Vice   Quadriserv, Inc. (2005 -
                                                                        President, The Bank of      present)
                                                                        New York (financial and
                                                                        securities services)
                                                                        (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (63)    Trustee         Trustee since 2001.         President and Chief         Director of New America
                                            Serves until a successor    Executive Officer,          High Income Fund, Inc.
                                            trustee is elected or       Newbury, Piret & Company,   (closed-end investment
                                            earlier retirement or       Inc. (investment banking    company) (2004 -
                                            removal.                    firm) (1981 - present)      present); and member,
                                                                                                    Board of Governors,
                                                                                                    Investment Company
                                                                                                    Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)        Trustee         Trustee since 2001.         Senior Counsel, Sullivan    Director, The Swiss
                                            Serves until a successor    & Cromwell LLP (law firm)   Helvetia Fund, Inc.
                                            trustee is elected or       (1998 - present); and       (closed-end investment
                                            earlier retirement or       Partner, Sullivan &         company); and Director,
                                            removal.                    Cromwell LLP (prior to      AMVESCAP, PLC (investment
                                                                        1998)                       manager) (1997 - 2005)
------------------------------------------------------------------------------------------------------------------------------------

84  Pioneer Global High Yield Fund | Annual Report | 10/31/11

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
                             Position Held         Length of Service                                      Other Directorships
Name and Age                 with the Fund         and Term of Office       Principal Occupation          Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (46)   Secretary             Since 2010. Serves at    Vice President and            None
                                                   the discretion of the    Associate General Counsel
                                                   Board.                   of Pioneer since January
                                                                            2008 and Secretary of all
                                                                            of the Pioneer Funds
                                                                            since June 2010;
                                                                            Assistant Secretary of
                                                                            all of the Pioneer Funds
                                                                            from September 2003 to
                                                                            May 2010; and Vice
                                                                            President and Senior
                                                                            Counsel of Pioneer from
                                                                            July 2002 to December
                                                                            2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)       Assistant Secretary   Since 2010. Serves at    Fund Governance Director      None
                                                   the discretion of the    of Pioneer since December
                                                   Board.                   2006 and Assistant
                                                                            Secretary of all the
                                                                            Pioneer Funds since June
                                                                            2010; Manager -- Fund
                                                                            Governance of Pioneer
                                                                            from December 2003 to
                                                                            November 2006; and Senior
                                                                            Paralegal of Pioneer from
                                                                            January 2000 to November
                                                                            2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)            Assistant Secretary   Since 2010. Serves at    Counsel of Pioneer since      None
                                                   the discretion of the    June 2007 and Assistant
                                                   Board.                   Secretary of all the
                                                                            Pioneer Funds since June
                                                                            2010; and Vice President
                                                                            and Counsel at State
                                                                            Street Bank from October
                                                                            2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)         Treasurer             Since 2008. Serves at    Vice President -- Fund        None
                                                   the discretion of the    Accounting,
                                                   Board.                   Administration and
                                                                            Controllership Services
                                                                            of Pioneer; Treasurer of
                                                                            all of the Pioneer Funds
                                                                            since March 2008; Deputy
                                                                            Treasurer of Pioneer from
                                                                            March 2004 to February
                                                                            2008; and Assistant
                                                                            Treasurer of all of the
                                                                            Pioneer Funds from March
                                                                            2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Treasurer   Since 2001. Serves at    Assistant Vice President      None
                                                   the discretion of the    -- Fund Accounting,
                                                   Board.                   Administration and
                                                                            Controllership Services
                                                                            of Pioneer; and Assistant
                                                                            Treasurer of all of the
                                                                            Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)           Assistant Treasurer   Since 2002. Serves at    Fund Accounting Manager       None
                                                   the discretion of the    -- Fund Accounting,
                                                   Board.                   Administration and
                                                                            Controllership Services
                                                                            of Pioneer; and Assistant
                                                                            Treasurer of all of the
                                                                            Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Global High Yield Fund | Annual Report | 10/31/11 85

------------------------------------------------------------------------------------------------------------------------------------
                        Position Held         Length of Service                                           Other Directorships
Name and Age            with the Fund         and Term of Office            Principal Occupation          Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (31)   Assistant Treasurer   Since 2009. Serves at         Fund Administration           None
                                              the discretion of the         Manager -- Fund
                                              Board.                        Accounting,
                                                                            Administration and
                                                                            Controllership Services
                                                                            since November 2008;
                                                                            Assistant Treasurer of
                                                                            all of the Pioneer Funds
                                                                            since January 2009; and
                                                                            Client Service Manager --
                                                                            Institutional Investor
                                                                            Services at State Street
                                                                            Bank from March 2003 to
                                                                            March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)    Chief Compliance      Since 2010. Serves at         Chief Compliance Officer      None
                        Officer               the discretion of the         of Pioneer and of all the
                                              Board.                        Pioneer Funds since March
                                                                            2010; Director of Adviser
                                                                            and Portfolio Compliance
                                                                            at Pioneer since October
                                                                            2005; and Senior
                                                                            Compliance Officer for
                                                                            Columbia Management
                                                                            Advisers, Inc. from
                                                                            October 2003 to October
                                                                            2005
------------------------------------------------------------------------------------------------------------------------------------

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92    Pioneer Global High Yield Fund | Annual Report | 10/31/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address         ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: us.pioneerinvestments.com


This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the annual filing of its Form N-1A, totaled approximately $85,372 in 2011 and $85,372 in 2010.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related services provided to the Fund during the fiscal years ended October
31, 2011 and 2010.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $16,580 for 2011 and $16,580 for 2010.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services
provided to the Fund during the fiscal years ended October
31, 2011 and 2010.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31, 2011 and 2010, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $16,580 in 2011 and $16,580 in 2010.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VII


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date December 30, 2011


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date December 30, 2011


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 30, 2011

* Print the name and title of each signing officer under his or her signature.